As filed with the Securities and Exchange Commission on August 31, 2020.
1933 Act File No. 33-65572
1940 Act File No. 811-7852

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ___
Post-Effective Amendment No. 183
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 184

USAA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

15935 La Cantera Parkway, San Antonio, TX 78256
(Address of Principal Executive Offices) (Zip Code)
(216) 898-2526
Registrant’s Telephone Number, including Area Code
Erin G. Wagner, Secretary
USAA MUTUAL FUNDS TRUST
15935 La Cantera Parkway
San Antonio, TX 78256
(Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485
□	immediately upon filing pursuant to paragraph (b)
□	on (date), pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
☒	on (October 1, 2020) pursuant to paragraph (a)(1)
□	75 days after filing pursuant to paragraph (a)(2)
□	on (date) pursuant to paragraph (a)(2)
If appropriate, check the following box:
□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

October 1, 2020
Prospectus
USAA Sustainable World Fund
(Formerly USAA World Growth Fund)
Fund Shares	Institutional Shares	Class A (redesignated from Adviser Shares)
USAWX	UIWGX	USWGX
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.
You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or submitting your request via email to TA.Processing@FISGlobal.com.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a shareholder who has an account directly with the Fund, by calling (800) 235-8396 or submitting your request via email to TA.Processing@FISGlobal.com.
Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.
Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
800-235-8396

Investment Objective
The USAA Sustainable World Fund (the “Fund”) seeks capital appreciation.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more USAA Mutual Funds or Victory Funds. More information about these and other discounts is available in Purchases on page 25 of the Fund’s Prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your investment professional.
Shareholder Fees
(fees paid directly from your investment)
	Fund Shares	Inst. Shares	Class A1
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sales price)	None	None	None[2]
[1]	Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A and became subject to a front-end sales charge.
[2]	A contingent deferred sales charge of 0.75% may be imposed on Class A with respect to purchases of $1,000,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.

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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares	Class A
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.34%	0.36%	0.46%
Total Annual Fund Operating Expenses	1.09%	1.11%	1.46%
Fee Waiver/Reimbursement	None	(0.11%)	(0.11%)
Total Annual Fund Operating Expenses after Reimbursement	1.09%[a]	1.00%[a]	1.35%[a]
[a]	Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 1.09% of the Fund Shares, 1.00% of the Institutional Shares, and 1.35% of the Class A shares (formerly, Adviser Shares), through at least [September 30, 2021]. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date. The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Fund Shares	$111	$347	$601	$1,329
Inst. Shares	$102	$333	$593	$1,334
Class A	$705	$1,000	$1,317	$2,212
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was x%of the average value of its whole portfolio.
Principal Investment Strategy
The Fund’s principal investment strategy is to invest its assets primarily in equity securities of both foreign (including emerging markets) and domestic issuers. The “equity securities” in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.
While the Fund may invest in securities of companies of any size, it generally focuses on securities of companies with large market capitalizations. The Fund normally will invest its assets in investments that are tied economically to a number of countries throughout the world. However, the Fund may invest a significant percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.
The Fund uses a combination of quantitative analysis as well as an active bottom-up investment approach to buying and selling investments. A quantitative process is used to systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors also may be considered. Investments are also selected based on fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability.

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The Fund selects managers that utilize sustainability, responsible investing or environmental, social and governance (“ESG”) criteria to enhance their fundamental, qualitative, or quantitative investment processes. ESG and sustainability data and research inform their views of investment opportunities or risk assessments.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.
Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.
Geographic Risk – The Fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions and developments in the countries or regions in which the Fund invests. As such, the Fund’s performance could be more volatile than the performance of more geographically diversified funds.
Sustainability Policy Risk – The portfolio managers’ integration of sustainability, responsible investing, or ESG criteria may result in the Fund forgoing some market opportunities available to funds that do not use such criteria. Responsible investing considerations may be linked to long-term rather than short-term returns. Third-party information and scoring models

4  |  USAA Sustainable World Fund

used by a portfolio manager might be incorrect or only take into account one of many ESG-related components of portfolio companies.
Large Shareholders Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods.As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has three classes of shares: Fund Shares, Institutional Shares, and Class A shares.The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives and is representative of the Fund's prior principal investment strategy. Performance reflects any expense limitations in effect during the periods shown.
Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund’s Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares,

Prospectus  |  5

therefore, is that of the Adviser Shares and has been restated to reflect the sales load applicable to Class A shares but not any difference in the fees and expenses.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

The year-to-date return of the Fund Shares as of June 30, 2020, was -5.59%.
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	14.61%	March 31, 2019
Lowest Quarter Return	-18.02%	September 30, 2011
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.The actual after-tax returns depend on your tax situation and may differ from those shown.If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

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AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2019

	1 Year	5 Years (or Life of Class)	10 Years (or Life of Class)
Fund Shares
Return Before Taxes	32.10%	9.25%	10.56%
Return After Taxes on Distributions	22.78%	6.85%	9.20%
Return After Taxes on Distributions and Sale of Fund Shares	25.54%	7.18%	8.66%
Institutional Shares
Return Before Taxes	32.21%	9.30%*	N/A
Class A
Return Before Taxes	24.13%	7.67%	10.94%*
Indexes
MSCI All-Country World Index**(reflects no deduction for fees, expenses, or taxes)	26.60%	8.41%	8.79%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	27.67%	8.74%	9.47%
Lipper Global Funds Index (reflects no deduction for taxes)	24.33%	7.69%	8.39%
* The inception dates of the Institutional Shares and Class A shares (redesignated from Adviser Shares) are August 7, 2015 and August 1, 2010, respectively.
** As of October 1, 2020, the Fund has selected the MSCI All Country World Index as its primary benchmark index to replace the MSCI World Index because it believes this index is more representative of the Fund’s investment universe.
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s RS Investments Developed Markets (“RS Developed Markets”), RS Investments Value (“RS Value”), Sophus Capital, Trivalent Investments (“Trivalent”), and NewBridge Asset Management (“NewBridge”) investment franchises, its Victory Solutions platform, and Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), which has been retained as a subadviser.

Prospectus  |  7

Portfolio Managers
	Title	Tenure with the Fund
U-Wen Kok	Chief Investment Officer, RS Developed Markets	Since July 2019
Adam Mezan	Portfolio Manager, RS Developed Markets	Since July 2019
Robert J. Harris	Chief Investment Officer, RS Value	Since August 2020
Tyler Dan II, CFA	Portfolio Manager, RS Value	Since August 2020
Joseph Mainelli	Portfolio Manager, RS Value	Since August 2020
Michael Reynal	Chief Investment Officer, Sophus Capital	Since August 2020
Maria Freund	Portfolio Manager, Sophus Capital	Since August 2020
Peter S. Carpenter	Senior Portfolio Manager, Trivalent	Since August 2020
Jeffrey R. Sullivan	Senior Portfolio Manager, Trivalent	Since August 2020
Eric F. Maronak	Chief Investment Officer, NewBridge	Since August 2020
Jason E. Dahl, CFA	Senior Portfolio Manager/Analyst, NewBridge	Since August 2020
Scott R. Kefer, CFA	Senior Portfolio Manager/Analyst, NewBridge	Since August 2020
Michael B. Koskuba	Senior Portfolio Manager/Analyst, NewBridge	Since August 2020
Mannik S. Dhillon, CFA, CAIA	President, VictoryShares and Solutions	Since July 2019
Wasif A. Latif	Head of Investments, VictoryShares and Solutions	Since July 2019
Ryan McAllister	Investment Officer and Portfolio Manager, MFS	Since 2016
Roger Morley	Investment Officer and Portfolio Manager, MFS	Since 2009

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Purchase and Sale of Shares
Investment Minimums	Fund Shares	Inst. Shares	Class A
Minimum Initial Investment	$3,000	$1,000,000	$2,500
Minimum Subsequent Investments	$50	None	$50
You may purchase or sell Fund Shares any business day through the vcm.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43210-2593.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (“IRAs”), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Prospectus  |  9

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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Victory Capital Management Inc. (“Victory Capital” or “Adviser”) manages this Fund. For easier reading, Victory Capital may be referred to as “we” or “us” throughout the prospectus.
Investment Objective
■    What is the Fund’s investment objective?
The Fund seeks capital appreciation. The Fund’s Board of Trustees (the “Board”) may change this investment objective without shareholder approval.
More Information on the Fund’s Investment Strategy
■    What is the Fund’s investment strategy?
The Fund invests its assets primarily in equity securities of both foreign (including emerging markets) and domestic issuers. The “equity securities” in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks including rights and warrants.
In addition to the principal investment strategy discussed above, the Fund may seek to earn additional income through securities lending.
■    How does the Fund approach sustainable, ESG, or responsible investing?
While these terms are often used interchangeably in the investment industry, for purposes of the Fund, the portfolio managers primarily focus on sustainable investing or responsible investing or integrating economic, social, and governance (“ESG”) analysis, which generally is understood to entail incorporating financially material ESG considerations into the investment process in order to seek better risk-adjusted returns. The portfolio managers evaluate these non-financial factors alongside more traditional financial, macroeconomic, and other qualitative indicators in an effort to enhance performance, manage investment risks, and identify emerging investment risks or investment opportunities.
■    Why are foreign and domestic stocks combined in the Fund’s portfolio?
We believe that foreign stocks may have a balancing impact with regard to domestic stocks during periods of adverse economic and market conditions in the United States. Therefore, the Fund combines the advantages of investing in a diversified international market (including both developed and emerging countries) and domestic market, with the convenience and liquidity of a mutual fund based in the United States.

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■    Are there any restrictions as to the types of businesses or operations of companies in which the Fund’s assets may be invested?
No, there are no restrictions except that the Fund may invest no more than 25% of its total assets in any one industry. The Fund normally allocates its investments across different industries and sectors, but the Fund may invest a significant percentage of its assets in issuers in a single or small number of industries or sectors. The Fund normally will invest its assets in investments that are tied economically to a number of countries throughout the world. However, the Fund may invest a significant percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. While the Fund may invest its assets in securities of companies of any size, it generally focuses on securities of companies with large market capitalizations. Under normal market conditions, the Fund’s investments will be diversified in at least three countries, one of which is the United States.
■    How are the decisions to buy and sell securities made?
RS Developed Markets
RS Developed Markets employs both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process. RS Developed Markets seeks to identify companies that it believes possess strong earnings quality, operational efficiency, sound management, favorable growth characteristics, and attractive valuations, and that enjoy favorable market sentiment. RS Developed Markets monitors macroeconomic and political trends, as well as risk exposures, as part of the overall investment process.
RS Developed Markets regularly reviews the portfolio and will sell securities when it believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the manager's process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.
RS Value
In evaluating investments for the Fund, RS Value conducts fundamental research to identify companies with improving returns on invested capital. RS Value’s research efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company’s capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as RS Value seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. RS Value

12  |  USAA Sustainable World Fund

seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).
RS Value’s strategy holds a relatively few number of securities and, as a result of its investment process, its investments may be focused in one or more economic sectors from time to time, including the financials sector.
Sophus Capital
Sophus Capital employs both fundamental analysis and quantitative screening in seeking to identify companies that it believes can sustain above-average earnings growth relative to their peers. Valuation is an integral part of the process. Fundamental, bottom-up research focuses on companies that rank highly within the investment team’s quantitative screen, with particular emphasis placed on a company’s earnings growth, business strategy, value creation, competitive position, management quality, market position, and political and economic backdrop. Sophus monitors market and sovereign risk as part of the overall investment process.
Trivalent
Trivalent employs a bottom-up investment approach that emphasizes individual stock selection. Trivalent’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the benchmark index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend. To ensure a diversified geographic portfolio, Trivalent invests in a minimum of 10 countries. Investments may include small-, mid- and large-capitalization companies.
NewBridge
In making investment decisions for the Fund, NewBridge will invest the Fund’s assets allocated to it in stocks of approximately 25-35 companies that have exhibited faster-than-average earnings growth over the past few years and are expected to continue to show high levels of earnings growth. From time to time, NewBridge may focus its investments in companies in one or more economic sectors, including the information technology sector.
Victory Solutions
In making investment decisions for the Fund, Victory Solutions will invest the Fund’s assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund’s other investment managers, Victory Solutions will customize its portion of the Fund’s assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund’s investment objective and/or risk mitigation.
MFS

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MFS generally focuses on investing the Fund’s assets in the stocks of companies that it believes have above-average growth potential and that also are trading at reasonable valuations. MFS may invest the Fund’s assets in the stocks of companies it believes to have above-average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors also may be considered.
MFS may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
TEMPORARY DEFENSIVE STRATEGY
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Risks
The following provides additional information about the Fund’s principal risks and supplements those risks discussed in the Fund's Summary section of this Prospectus. The Fund's SAI provides more detail about these risks and other risks that the Fund may be subject to that are not considered to be primary risks.
Stock Market Risk: Because the Fund invests in stocks and other assets whose value is tied to stocks, it is subject to stock market risk. A company’s stock price in general may decline over short or even extended periods of time, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, stock markets also can move up and down rapidly or unpredictably, based on overall economic conditions and other factors and may negatively impact Fund performance. Changes in the financial condition of a single issuer can impact a market as a whole and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the

14  |  USAA Sustainable World Fund

markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful, and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund's portfolio. Equity securities tend to be more volatile than debt securities. Issuers in an industry or sector can react similarly to market, economic, political, regulatory, geopolitical, or other conditions. If the Fund invests a significant percentage of its assets in issuers within an industry or sector, the Fund's performance will be affected by the conditions in that industry or sector.
■	Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund's service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Funds. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
■	Geopolitical/Natural Disaster Risk: Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as

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the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of “stay at home” orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.
Equity Risk: The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.
Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
■	Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse

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developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.
■	Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
■	European Economic Risk: Uncertainties surrounding the sovereign debt of a number of European Union (“EU”) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit also may adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and the resulting market volatility may have an adverse effect on a fund’s performance.
These risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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Geographic Concentration Risk: Because the Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions and developments in those countries or that region, and could be more volatile and risky than the performance of more geographically diversified funds.
Sustainability Policy Risk: The portfolio managers’ integration of sustainability, responsible investing, or ESG criteria may result in the Fund forgoing some market opportunities available to funds that do not use such criteria. The Fund may underperform funds that do not invest in stocks or other instruments based on ESG criteria. Responsible investing considerations may be linked to long-term rather than short-term returns. Furthermore, it may be difficult in certain instances for a portfolio manager to correctly evaluate an issuer’s commitment to sustainability practices. The application of sustainability principles and the perceptions of the commitment of a given issuer to sustainability principles vary among vendors, investors, analysts, and other market observers. When analyzing these criteria for securities, a portfolio manager may rely on the information and scoring models published by third-party sources, and there is a risk that this information might be incorrect or only take into account one of many ESG-related components of portfolio companies. The scores and ratings across third-party providers may be inconsistent or incomparable.
Large Shareholders Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial

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strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value (“NAV”) adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund’s portfolio will not produce the desired results. In addition, we operate under a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
ADDITIONAL INFORMATION
This prospectus does not tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may request a copy of the Fund's statement of additional information (“SAI”) (the back cover of this prospectus tells you how to do this).

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Portfolio Holdings
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request.
Fund Management
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. The Fund is one of 47 mutual funds offered by USAA Mutual Funds Trust (the “Trust”). Prior to July 1, 2019, USAA Asset Management Company (“AMCO”) served as the Fund's investment adviser. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund business affairs. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. As of June 30, 2020, the Adviser managed assets totaling in excess of $129.1 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.
The Fund’s Board has the overall responsibility for overseeing the management of the Fund. A discussion regarding the basis of the Board’s approval of the Fund’s Advisory and Subadvisory Agreements is available in the Fund’s annual report to shareholders for the period ended May 31.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The RS Developed Markets, RS Value, Sophus Capital, Trivalent, and NewBridge investment franchises and Victory Capital’s Victory Solutions platform are responsible for the day-to-day investment management of the Fund. As stated further below, the Adviser has also retained a subadviser to manage all or a portion of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.75% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance of the respective share class relative to the performance of the Lipper Global Funds Index over the performance period. The Lipper Global Funds Index tracks the total return performance of the funds within the Lipper Global Funds category. This

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category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)[1]
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the relevant share class are calculated over a rolling 36-month period.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Funds Index over that period, even if the Fund had overall negative returns during the performance period.
Under the investment advisory agreement with the Adviser that took effect on July 1, 2019, no performance adjustments were made for the one year ended June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.
For the period July 1, 2019, to May 31, 2020, the Adviser received management fees, which included no performance adjustments. For the period from June 1, 2019, to June 30, 2019, AMCO was paid the base investment management fee for each share class, and the performance adjustment increased the base investment management fee of 0.75% by less than 0.01% for all share classes.
See Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

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INVESTMENT SUBADVISER(S)
The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for determining how the Fund’s assets should be allocated to the subadviser(s). The allocation for a subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.
The Adviser has entered into an Investment Subadvisory Agreement with MFS, under which MFS provides day-to-day discretionary management of the portion of the Fund’s assets allocated to it in accordance with the Fund’s investment objectives, policies, and restrictions, subject to the general supervision of the Board and the Adviser. MFS is compensated directly by the Adviser and not the Fund.
MFS, located at 111 Huntington Avenue, Boston, Massachusetts 02199, is a registered investment adviser and America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of June 30, 2020, net assets under the management of the MFS organization were approximately $xxx billion.
Portfolio Managers
RS Developed Markets
U-Wen Kok is the Chief Investment Officer of the RS Developed Markets team and has co-managed the Fund since July 2019. From 2013 to 2016, she was with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments in 2013, Ms. Kok served over fifteen years as a portfolio manager or portfolio management consultant at RBC Global Asset Management, BMO Asset Management, Barclays Global Investors and Ontario Teachers’ Pension Plan Board. Ms. Kok is a CFA® charterholder.
Adam Mezan has been a member of the RS Developed Markets team since 2014 and has co-managed the Fund since July 2019. Prior to joining RS Investments in 2014, Mr. Mezan worked at Nomura Asset Management in London, covering global industrials and auto sectors. Previously, he worked at CIBC World Markets, performing fundamental research on North American

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business/industrial services companies. Mr. Mezan holds a B.A. from Duke University and an M.B.A. from the University of Chicago. Mr. Mezan is a CFA® charterholder.
RS Value
Robert J. Harris is the Chief Investment Officer of the RS Value team and has co-managed the Fund since August 2020. From 2005 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, he was a financial services analyst at Dresdner RCM Global Investors, LLC. Previously, he was a marketing associate for Chevron Texaco Corporation. He also spent seven years as a flight engineer in the United States Air Force.
Tyler Dann II has been a member of the RS Value team since 2014 and has co-managed the Fund since August 2020. From 2014 through 2016, he was with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Prior to that, he was Portfolio Manager and Senior Research Analyst with Invesco Advisers, Inc., where he served as co-Portfolio Manager for the Invesco Charter Fund, the Invesco VI Core Equity Fund and the Invesco Energy Fund. Previously, he was Senior Research Analyst at Banc of America Securities. Prior to that, Mr. Dann held various energy research positions at Credit Suisse First Boston and SBC Warburg. He is a CFA® charterholder.
Joseph Mainelli is a member of the RS Value team and has co-managed the Fund since August 2020. From 2007 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Previously, he was an equity research analyst at Sagamore Hill Capital and ING Furman Selz Asset Management.
Trivalent
Peter S. Carpenter is a Senior Portfolio Manager of Trivalent and has co-managed the Fund since August 2020. From 2007-2014, Mr. Carpenter was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014. Mr. Carpenter is a CFA® charterholder.
Jeffrey R. Sullivan is a Senior Portfolio Manager of Trivalent and has co-managed the Fund since August 2020. From 2007-2014, Mr. Sullivan was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014. Mr. Sullivan is a CFA® charterholder.
Sophus Capital
Michael Reynal is the Chief Investment Officer of Sophus Capital. He has managed a portion of the Fund since August 2020. From 2012 to 2016, he was with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, he was a portfolio

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manager for Principal Global Investors where he led the emerging markets team, encompassing markets in Asia, Latin America, Eastern Europe, the Middle East, and Africa. He also oversaw both diversified emerging markets portfolios and specialized regional Asian equity strategies. Previously, Mr. Reynal was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group Inc. in New York. Mr. Reynal also spent four years with Paribas Capital Markets in New York in international equities and three years with Barclays de Zoete Wedd in London focusing on Latin American equities.
Maria Freund is a portfolio manager of Sophus. She has managed a portion of the Fund since August 2020. She joined Victory Capital in 2016 in connection with Victory Capital’s acquisition of RS Investments. At RS Investments she was an emerging markets analyst. Prior to joining RS Investments in 2012, she was an analyst at Principal Global Investors for the emerging markets team. Previously, she was an analyst at Principal Global Investors for the international developed team, having joined the firm in 2003. Ms. Freund is a CFA® charterholder.
NewBridge
Erick F. Maronak is the Chief Investment Officer of NewBridge and has been associated with Victory Capital or an affiliate since 1999. He has co-managed a portion of the Fund since August 2020.
Jason E. Dahl is a Senior Portfolio Manager/Analyst of NewBridge and has been associated with Victory Capital or an affiliate since 1999. Mr. Dahl is a CFA® charterholder. He has co-managed a portion of the Fund since August 2020.
Scott R. Kefer is a Senior Portfolio Manager/Analyst of NewBridge and has been associated with Victory Capital or an affiliate since 1999. Mr. Kefer is a CFA® charterholder. He has co-managed a portion of the Fund since August 2020.
Michael B. Koskuba is a Senior Portfolio Manager/Analyst of NewBridge and has been associated with Victory Capital or an affiliate since 1999. He has co-managed a portion of the Fund since August 2020.
Victory Solutions
Mannik S. Dhillon serves as President, VictoryShares and Solutions, for Victory Capital. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy and has co-managed the Fund since July 2019. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.

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Wasif A. Latif, Head of Investments, VictoryShares and Solutions, has co-managed the Fund since July 2019. Mr. Latif has 20 years of investment management experience, 10 years of which were with AMCO, which was acquired by the Adviser’s parent company in 2019.
MFS
Ryan McAllister, Investment Officer and Portfolio Manager, has been employed in the investment area of MFS since 2007 and has managed the Fund since 2016.
Roger Morley, Investment Officer and Portfolio Manager, has been employed in the investment area of MFS since 2002 and has managed the Fund since 2009.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
CHANGE OF SUBADVISERS
We have received an exemptive order from the SEC that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by Victory Capital. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.
Purchases
OPENING AN ACCOUNT WITH THE FUND
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV. We prohibit opening

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accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
TAXPAYER IDENTIFICATION NUMBER
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”). See the section titled Taxes for additional tax information.
INVESTING WITH THE USAA MUTUAL FUNDS
If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the USAA Mutual Funds.
This section of the Prospectus describes each share class currently offered by the USAA Mutual Funds. Keep in mind that not all USAA Mutual Funds offer each class of shares. Therefore, certain classes may be discussed below that are not necessarily offered in this Prospectus. The classes of shares that are offered by the Fund are those listed on the cover page designated with a ticker symbol.
Choosing a Share Class and the sections that follow will help you decide whether it would be more to your advantage to buy Fund Shares, Institutional Shares, Class A, Class C, or R6 Shares. Institutional Shares and R6 Shares are available for purchase only by eligible shareholders.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at 800-235-8396. They will be happy to assist you.
CHOOSING A SHARE CLASS
Fund Shares
■	No front-end sales charge. All your money goes to work for you right away.
■	Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.

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■	Typically, lower annual expenses than all classes except Institutional and R6 Shares.
Institutional Shares
■	No front-end sales charge. All your money goes to work for you right away.
■	Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
■	Institutional Shares are only available to certain investors.
■	Typically, lower annual expenses than all classes except R6 Shares.
Class A
■	Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
■	A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
■	Class A shares also pay ongoing distribution and/or service (12b-1) fees.
■	Lower annual expenses than Class C shares.
Class C
■	No front-end sales charge. All your money goes to work for you right away.
■	A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
■	Class C shares also pay ongoing distribution and/or service (12b-1) fees.
■	Higher annual expenses than all other classes of shares.
R6 Shares
■	No front-end sales charge or CDSC. All your money goes to work for you right away.
■	Class R6 Shares do not pay any ongoing distribution and/or service (12b-1) fees.

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■	Class R6 Shares are only available to certain investors.
■	Typically lower annual expenses than all other classes of shares.
SHARE CLASSES
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your investment professional to choose the class that best suits your investment needs.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your investment professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund (together with any amounts to be invested in other USAA Mutual Funds or funds sponsored by the Adviser (the “Victory Funds”)), and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion. In addition, a fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons.
Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Fund Shares:
The Fund Shares are a separate share class of the Fund and are not a separate mutual fund. You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or a financial intermediary, the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply

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to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Institutional Shares:
The Institutional Shares are a separate share class of the Fund and are not a separate mutual fund. The Institutional Shares are available for investment through discretionary managed account programs and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
Class A and Class C Shares:
Class A and Class C shares are each separate share classes of the Fund and are not separate mutual funds. These classes generally are made available through a retirement account or a financial intermediary and are subject to certain sales charges described below.
Calculation of Sales Charges for Class A Shares
Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the “front-end sales load.” The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.”
All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
In order to obtain a breakpoint discount, you must inform the USAA Mutual Funds or your investment professional at the time you purchase shares of the existence of the other USAA accounts or purchases of USAA Mutual Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your investment professional may ask you for records or other information about other USAA Mutual Funds held in your USAA accounts and any linked accounts, such as accounts opened with a different financial intermediary.
The current sales charge rates and breakpoint levels for Class A shares of the Fund are listed below:

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Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
Over $1,000,000[1]	0.00%	0.00%
1	A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions for Class A Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.
Sales Charge Reductions and Waivers for Class A Shares
In order to obtain a Class A sales charge reduction or waiver, you must provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with current information regarding shares of any USAA Mutual Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid for shares of the USAA Mutual Funds held in: (i) all accounts (e.g., retirement accounts) with the USAA Mutual Funds and your investment professional; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse or domestic partner and children under 21).
The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Different intermediaries may impose different sales charges. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain

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waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Fund or through another intermediary.
You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Portfolios’ Mutual Funds Pricing Policies.
You may reduce or eliminate the sales charge in a number of ways:
❖    Breakpoint – Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
❖    Letter of Intent – If you anticipate purchasing $50,000 or more of shares of the Fund, including any purchase of Class A shares of other USAA Mutual Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may qualify for a sales charge breakpoint as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
❖    Right of Accumulation – You may add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a sales charge breakpoint. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Right of Accumulation, you or your investment professional must inform the Fund’s transfer agent that the Right applies each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;

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❖    Combination Privilege – You may combine the value of Class A shares you own in accounts of multiple USAA Mutual Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
❖    Reinstatement Privilege – You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of the Fund;
❖    Waiver – The USAA Mutual Funds will completely waive the sales charge for Class A shares in the following cases:
■	Purchases of $1,000,000 or more;
■	Purchases by certain individuals associated with the USAA Mutual Funds or service providers (see “Eligibility of Individuals Associated with the USAA Mutual Funds and Fund Service Providers”);
■	Purchases by registered broker-dealers, financial intermediaries or their agents, or affiliates who have agreements with Victory Capital Services, Inc., (formerly, Victory Capital Advisers, Inc.) (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees, or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
■	Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
■	Reinvestment of proceeds from a liquidation distribution of Class A shares of USAA Mutual Funds held in a deferred compensation plan, agency, trust, or custody account;
■	Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
■	Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”);
■	Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
■	Investors that have an investment account with the Adviser; and

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■	Individuals who reinvest the proceeds of redemptions from Class R6 shares of USAA Mutual Funds within 60 days of redemption.
You should inform the Fund or your investment professional at the time of purchase of the sales charge waiver category that you believe applies.
CDSC for Class A Shares
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.
More information is available in CDSC Reductions and Waivers for Class A Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.
CDSC for Class C Shares
You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another USAA Fund or Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.
An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any USAA Fund or Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC-exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.
To keep your CDSC as low as possible, each time you sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

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CDSC Reductions and Waivers for Class A and Class C Shares
No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:
❖    To the extent that the shares redeemed:
■	are no longer subject to the holding period for such shares;
■	resulted from reinvestment of distributions; or
■	were exchanged for shares of another USAA Mutual Fund or Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
❖    Following the death or post-purchase disability of:
■	a registered shareholder on an account; or
■	a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
❖    Distributions from individual retirement accounts, Section 403(b), Section 457, and Section 401 qualified plans, where redemptions result from:
■	required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
■	tax free returns of excess contributions or returns of excess deferral amounts;
■	distributions on the death or disability of the account holder;
■	distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
■	distributions as a result of separation of service;
❖    Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
❖    In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
❖    When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

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❖    Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.
R6 Shares:
The R6 Shares are a separate share class of the Fund and are not a separate mutual fund. Class R6 shares may only be purchased by or through:
■	Endowment funds and foundations;
■	Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization, employer sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
■	Advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Program”); and
■	Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The R6 Shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.
ELIGIBILITY OF INDIVIDUALS ASSOCIATED WITH THE USAA MUTUAL FUNDS, VICTORY FUNDS, AND FUND SERVICE PROVIDERS
Current and retired USAA Mutual Funds and Victory Funds trustees and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to the Trust.
ADDITIONAL INFORMATION REGARDING FINANCIAL INTERMEDIARIES
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.

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In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi annual report, and SAI are available from your financial intermediary or plan sponsor.
MINIMUM INITIAL PURCHASE
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
The minimum investment required to open an account is $2,500 ($1,000 for IRA accounts). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
R6 Shares:
There is no minimum initial investment amount for R6 Shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.
ADDITIONAL PURCHASES
Fund Shares:
$50 minimum per transaction, per account.

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Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares through any applicable discretionary managed account or similar investment program and/or certain USAA products.
Class A and Class C Shares:
$50 minimum per transaction, per account.
R6 Shares:
There is no subsequent purchase minimum for investments in R6 Shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
EFFECTIVE DATE OF PURCHASE
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form” as provided in the section titled Important Transaction Information. The Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
PAYMENT
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. In addition, initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to

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purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Redemptions
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other Affiliated Funds are parties. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
REDEEMING SHARES
Fund Shares:
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. Shareholders will receive a redemption price of the NAV per share next calculated after we receive your request in “proper form” as provided in the section titled Important Transaction Information. If we receive your redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or

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monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for any subsequent purchases into the Fund, seven business days from the purchase date.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary’s applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Institutional Shares:
Institutional Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided in the section titled Important Transaction Information. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. The Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders on the next business day after receipt in “proper form” as provided in the section titled Important Transaction Information. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

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R6 Shares:
R6 Shares generally may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Shareholders of R6 Shares will receive a redemption price of the NAV per share next calculated after we receive the redemption request, prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), in “proper form,” as provided in the section titled Important Transaction Information. The redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowment funds) for redemption orders received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
Exchanges and Share Class Conversions
You may exchange any class of the Fund for the shares of any other class offered by the Fund or the same class, or any other class, of any other USAA Mutual Funds or Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
■	Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
■	To exchange between USAA Mutual Funds or Victory Funds, the other USAA Mutual Fund or Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
■	Shares of the USAA Mutual Fund or Victory Fund selected for exchange must be available for sale in your state of residence.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
For federal income tax purposes, an exchange between funds is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). Such a gain or loss is based on the difference, if any, between your basis in

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the exchanged shares and the aggregate NAV of the shares you receive in the exchange. See the section titled Taxes for information regarding basis election and reporting.
EXCHANGE PRIVILEGE
If you have opened an account directly with the Fund, you may make exchanges on usaa.com or on mobile.usaa.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See the section titled Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
The Fund, however, reserves the right to terminate or change the terms of an exchange offer.
CLASS C SHARE CONVERSION
Class C shares of a Fund will automatically convert to Class A shares of the Fund in the month following the 10-year anniversary date of the purchase of the Class C Shares. The conversion will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.
You may be able to voluntarily convert your Class C shares before the 10-year anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.
OTHER CONVERSIONS
Under certain circumstances, we may convert your (i) Institutional Shares to Fund Shares and (ii) Class A shares to Fund Shares or Institutional Shares, as applicable.

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The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
PRICING
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Excessive Short-Term Trading in this prospectus.
Other Important Information About Purchases, Redemptions, and Exchanges
Contacting the USAA Mutual Funds
The following features may be available to you to purchase, redeem, and exchange shares of the Fund you hold in an account opened directly with the Fund. All website transactions should be placed online at vcm.com.
Internet Access
■	Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
Mobile Access
■	Review account information and make most account transactions.

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Telephone System (800) 235-8396
■	Access account information and make most account transactions.
Telephone
■	Call toll free (800) 235-8396 Monday – Friday, 7:30 a.m. to 8 p.m.
and Saturday, 8 a.m. to 5 p.m., Central time, to speak with a member service representative. However, we reserve the right to modify these hours in our discretion as circumstances warrant.
Mail
■	If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
USAA Mutual Funds
P.O. Box 182593
Columbus, OH 43218-2593
Registered or Express Mail:
USAA Mutual Funds
4249 Easton Way
Suite 400
Columbus, OH 43219
Bank Wire
■	To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly.
Electronic Funds Transfer
■	Additional purchases on a regular basis may be deducted electronically from a bank account. Sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance.
IMPORTANT TRANSACTION INFORMATION
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient

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funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA DISTRIBUTION FEE
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
ACCOUNT BALANCE
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; and (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
EXCESSIVE SHORT-TERM TRADING
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

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To deter such trading activities, the Funds’ policies and procedures state that:
■	Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
■	Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
THE FUNDS’ RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
■	Transactions in the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;
■	Purchases and sales pursuant to automatic investment or withdrawal plans;
■	Purchases and sales made through USAA 529 College Savings PlanTM;
■	Purchases and sales by the USAA Target Retirement Funds, USAA Cornerstone Conservative Fund, and/or USAA Cornerstone Equity Fund; and

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■	Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

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Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
OTHER FUND RIGHTS
The Fund reserves the right to:
■	Reject or restrict purchase or exchange orders when in the best interest of the Fund;
■	Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
■	Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
■	Redeem some or all of its shares in kind when in the best interest of the Fund;
■	Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
■	Redeem an account with less than $500, with certain limitations;
■	Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
■	Discontinue or otherwise limit the opening of accounts with us.
Multiple Class Information
The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in base investment management or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to

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matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
DISTRIBUTION AND SERVICE FEES
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Multiple Class Information in the SAI.
Shareholder Information
PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent. In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

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In addition, we and the Fund's distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to the Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the Fund, including the Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about the Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about the Fund and may help defray or compensate the financial intermediary for the costs associated with offering the Fund. We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments. The we (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer's or financial intermediary's system. Such payments are not considered to be revenue sharing payments.
The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of the Fund, as well as sponsor various educational programs, sales contests and/or promotions. We and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by the Fund to compensate financial intermediaries for providing distribution-related services to the Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio

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analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of the Fund.
SHARE PRICE CALCULATION
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
VALUATION OF SECURITIES
The Adviser has established a Pricing and Liquidity Committee (the “Committee”); and subject to Board oversight and approval, the Committee administers and oversees the Fund's valuation policies and procedures. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the

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Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s) will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally are priced but may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which

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they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
DIVIDENDS AND OTHER DISTRIBUTIONS
The Fund pays distributions of net investment income (“dividends”) annually. Ordinarily, any net realized capital gains are distributed in December of each year. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes or may not make a distribution to limit returns of capital.
The Fund automatically reinvests all dividends and other distributions paid on a share class in additional shares of that class unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per share of the class computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below). The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.
TAXES
The following tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus.
■    Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of taxable net investment income, the excess, if any, of net short-term capital gain over

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net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.
■    Shareholder Taxation
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $441,450 ($496,600 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2020 and will be adjusted for inflation annually thereafter).
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates described above.
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.
In addition, an individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

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Your basis in shares of the Fund that you acquired after December 31, 2011, (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
■    Foreign Taxes
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes; however, many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.
If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (“Foreign Election”) that would permit you to take a credit (or a deduction) for foreign taxes the Fund pays. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes and would be entitled to a credit against your federal income tax, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. The Fund has made the Foreign Election in one or more previous taxable years, and it is anticipated that certain Affiliated Funds will make the Foreign Election for their current taxable year. If the Fund does so, it will report to you shortly after each year your share of the foreign taxes it paid and its foreign-source income.
■    Withholding
Federal law requires the Fund to withhold (referred to as “backup withholding”) and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:
■	Underreports dividend or interest income or
■	Fails to certify that he or she is not subject to backup withholding.

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Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
■    Reporting
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
SHAREHOLDER MAILINGS
Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund’s most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and we will begin your individual delivery within 30 days of your request.
ADDITIONAL INFORMATION
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

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Financial Highlights
The following financial highlights tables are intended to help you understand the financial performance of the Fund Shares, Institutional Shares, and Class A shares for the Fund over the past five years or since inception. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor of the Fund Shares, Institutional Shares, and Class A shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions). Information shown for the Class A shares for the periods ended on or before May 31, 2020, reflect that of the Fund’s Adviser Shares, which were redesignated Class A shares on June 29, 2020.
The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.

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USAA SUSTAINABLE WORLD FUND SHARES
	Year Ended May 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period		$31.82	$31.16	$27.20	$28.69
Investment Activities
Net Investment Income (Loss)		0.33	0.30	0.19	0.21
Net Realized and Unrealized Gains (Losses) on Investments		0.51	1.78	4.55	(0.95)
Total from Investment Activities		0.84	2.08	4.74	(0.74)
Distributions to Shareholders From
Net Investment Income		(0.28)	(0.23)	(0.21)	(0.19)
Net Realized Capital Gains from Investments		(1.67)	(1.19)	(0.57)	(0.56)
Total Distributions		(1.95)	(1.42)	(0.78)	(0.75)
Redemption Fees Added to Beneficial Interests		—	—	—	—
Net Asset Value, End of Period		$30.71	$31.82	$31.16	$27.20
Total Return* (a)		3.23%	6.68%	17.81%	(2.49)%
Ratios to Average Net Assets
Net Expenses^ (b)		1.09%	1.10%	1.13%	1.17%
Net Investment Income (Loss) (b)		1.09%	.98%	.72%	.81%
Gross Expenses (b)		1.09%	1.10%	1.13%	1.17%
Supplemental Data
Net Assets, End of Period (000’s)		$1,280,661	$1,353,880	$1,319,357	$1,157,148
Portfolio Turnover (a)(c)		8%	10%	12%	10%
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
^	The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two-year period beginning July 1, 2019, and in effect through June 30, 2021, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found under the Fees and Expenses in this prospectus.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

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USAA SUSTAINABLE WORLD FUND INSTITUTIONAL SHARES
		Year Ended May 31,			Period Ended May 31,
	2020	2019	2018	2017	2016(e)
Net Asset Value, Beginning of Period		$31.75	$31.14	$27.14	$28.83
Investment Activities
Net Investment Income (Loss)		0.38	0.29	0.20	0.24
Net Realized and Unrealized Gains (Losses) on Investments		0.48	1.80	4.55	(1.11)
Total from Investment Activities		0.86	2.09	4.75	(0.87)
Distributions to Shareholders From
Net Investment Income		(0.20)	(0.29)	(0.18)	(0.26)
Net Realized Capital Gains from Investments		(1.67)	(1.19)	(0.57)	(0.56)
Total Distributions		(1.87)	(1.48)	(0.75)	(0.82)
Redemption Fees Added to Beneficial Interests		—	—	—	—
Net Asset Value, End of Period		$30.74	$31.75	$31.14	$27.14
Total Return* (a)		3.29%	6.70%	17.89%	(2.92)%
Ratios to Average Net Assets
Net Expenses^ (b)		1.05%(d)	1.10%	1.09%	1.10%
Net Investment Income (Loss) (b)		1.13%	1.19%	0.78%	1.11%
Gross Expenses (b)		1.11%	1.10%	1.37%	1.54%
Supplemental Data
Net Assets, End of Period (000’s)		$12,567	$30,127	$6,877	$5,228
Portfolio Turnover (a)(c)		8%	10%	12%	10%
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
^	The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two-year period beginning July 1, 2019, and in effect through June 30, 2021, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found under the Fees and Expenses in this prospectus.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Effective October 1, 2019, AMCO had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares’ average daily net assets.
(e)	Commenced operations on August 7, 2015.

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USAA SUSTAINABLE WORLD FUND CLASS A SHARES
	Year Ended May 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period		$31.86	$31.07	$27.13	$28.55
Investment Activities
Net Investment Income (Loss)		0.24(d)	0.18(d)	0.12	0.14
Net Realized and Unrealized Gains (Losses) on Investments		0.53	1.80	4.53	(0.93)
Total from Investment Activities		0.77	1.98	4.65	(0.79)
Distributions to Shareholders From
Net Investment Income		(0.19)	—(d)	(0.14)	(0.07)
Net Realized Capital Gains from Investments		(1.67)	(1.19)	(0.57)	(0.56)
Total Distributions		(1.86)	(1.19)	(0.71)	(0.63)
Redemption Fees Added to Beneficial Interests		—	—(d)	—(d)	—(d)
Net Asset Value, End of Period		$30.77	$31.86	$31.07	$27.13
Total Return* (a)		2.98%	6.36%	17.50%	(2.72)%
Ratios to Average Net Assets
Net Expenses^ (b)		1.35%	1.39%(e)	1.42%	1.42%
Net Investment Income (Loss) (b)		0.76%	0.57%	0.45%	0.49%
Gross Expenses (b)		1.46%	1.43%	1.42%	1.42%
Supplemental Data
Net Assets, End of Period (000’s)		$8,133	$10,114	$19,722	$16,580
Portfolio Turnover (a)(c)		8%	10%	12%	10%
*	Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
^	The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two-year period beginning July 1, 2019, and in effect through June 30, 2021, instead of coinciding with the Fund’s fiscal year end. Details of the current contractual expense limitation in effect can be found under the Fees and Expenses in this prospectus.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Amount is less than $0.005 per share.
(e)	Effective October 1, 2017, AMCO had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.35% of the Adviser Shares’ average daily net assets.

Prospectus  |  59

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries
The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott, or Edward D. Jones & Co. platform or account.
In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or in the SAI.
Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch
■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■	Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
■	Shares purchased through a Merrill Lynch affiliated investment advisory program
■	Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

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■	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
■	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
■	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus
■	Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on A and C Shares available at Merrill Lynch
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
■	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
■	Shares acquired through a right of reinstatement
■	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

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■	Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this Prospectus
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
■	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Ameriprise Financial
Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Ameriprise Financial
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
■	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)
■	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

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■	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges
■	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members
■	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)
Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■	Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
■	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

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■	Shares purchased through a Morgan Stanley self-directed brokerage account
■	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Raymond James
■	Shares purchased in an investment advisory program
■	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
■	A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
■	Death or disability of the shareholder

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■	Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus
■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
■	Shares acquired through a right of reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■	Breakpoints as described in this Prospectus
■	Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A shares available at Janney1
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

  |  65

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)
■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
■	Shares acquired through a right of reinstatement
■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
■	Shares sold upon the death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
■	Shares purchased in connection with a return of excess contributions from an IRA account
■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 701/2 as described in the fund’s Prospectus.
■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney
■	Shares acquired through a right of reinstatement
■	Shares exchanged into the same share class of a different fund.
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent1
■	Breakpoints as described in this Prospectus
■	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

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■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
1  Also referred to as an “initial sales charge.”
Edward D. Jones & Co (“Edward Jones”)
Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the USAA Mutual Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.
Breakpoints available at Edward Jones
Rights of Accumulation (ROA)
■	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of [the mutual fund family] held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.
■	ROA is determined by calculating the higher of cost or market value (current shares x NAV).
Letter of Intent (LOI)
■	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to

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the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
Sales Charge Waivers available at Edward Jones
■	Sales charges are waived for the following shareholders and in the following situations:
■	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing.
■	Shares purchased in an Edward Jones fee-based program.
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
■	Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
■	Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers available at Edward Jones
■	If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■	The death or disability of the shareholder
■	Systematic withdrawals with up to 10% per year of the account value

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■	Return of excess contributions from an Individual Retirement Account (IRA)
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
■	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
■	Shares exchanged in an Edward Jones fee-based program
■	Shares acquired through NAV reinstatement
Other Important Information for Edward Jones Clients
Minimum Purchase Amounts
■	$250 initial purchase minimum
■	$50 subsequent purchase minimum
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■	A fee-based account held on an Edward Jones platform
■	A 529 account held on an Edward Jones platform
■	An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
■	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares.
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at OPCO

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■	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■	Shares purchased by or through a 529 Plan
■	Shares purchased through an OPCO affiliated investment advisory program
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)
■	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
■	Employees and registered representatives of OPCO or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
■	Return of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
■	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
■	Shares acquired through a right of reinstatement

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Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this Prospectus
■	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

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Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus, which means it is legally part of the prospectus.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
How to Obtain Information: You may obtain a free copy of the SAI, annual or semi annual reports, or to ask other questions about the Fund or your accounts online at vcm.com, by contacting the USAA Mutual Funds at the address or telephone number below, or by contacting your financial intermediary.

By mail: USAA Mutual Funds P.O. Box 182593 Columbus, OH 43218-2593	By telephone: Call USAA Mutual Funds at (800) 235-8396
You also can obtain information about the Fund (including the SAI and other reports) from the SEC on the SEC’s EDGAR database at http://www.sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

23448-1020

USAA MUTUAL FUNDS TRUST
STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 1, 2020
USAA Growth and Tax Strategy Fund Shares (USBLX)
USAA Growth and Tax Strategy Fund Institutional Shares (UGTIX)
USAA Growth and Tax Strategy Fund Class A (UGTAX)
USAA Growth and Tax Strategy Fund Class C (UGTCX)
USAA Precious Metals and Minerals Fund Shares (USAGX)
USAA Precious Metals and Minerals Fund Institutional Shares (UIPMX)
USAA Precious Metals and Minerals Fund Class A (UPMMX)
USAA Emerging Markets Fund Shares (USEMX)
USAA Emerging Markets Fund Institutional Shares (UIEMX)
USAA Emerging Markets Fund Class A (UAEMX)
USAA Treasury Money Market Trust® (UATXX)
USAA International Fund Shares (USIFX)
USAA International Fund Institutional Shares (UIIFX)
USAA International Fund Class A (UAIFX)
USAA International Fund R6 Shares (URITX)
USAA Sustainable World Fund Shares (USAWX)*
USAA Sustainable World Fund Institutional Shares (UIWGX)*
USAA Sustainable World Fund Class A (USWGX)*
USAA Government Securities Fund Shares (USGNX)
USAA Government Securities Fund Institutional Shares (UIGSX)
USAA Government Securities Fund Class A (UAGNX)
USAA Government Securities Fund R6 Shares (URGSX)
USAA Managed Allocation Fund (UMAFX)
USAA Cornerstone Conservative Fund (USCCX)
USAA Cornerstone Moderately Conservative Fund (UCMCX)
USAA Cornerstone Moderate Fund (USBSX)
USAA Cornerstone Moderately Aggressive Fund (USCRX)
USAA Cornerstone Aggressive Fund (UCAGX)
USAA Cornerstone Equity Fund (UCEQX)

*Prior to October 1, 2020, the Fund’s name was the USAA World Growth Fund.
USAA MUTUAL FUNDS TRUST (the “Trust”) is an open-end management investment company offering shares of 47 mutual funds, 14 of which are described in this statement of additional information (“SAI”). This SAI is not a prospectus and contains information in addition to, and more detailed than, that set forth in each Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund’s prospectus. You may obtain a free copy of the prospectus dated October 1, 2020, for each Fund by writing to USAA Mutual Funds Trust, PO Box 182593, Columbus, OH 43218-2593, or by calling toll free (800) 235-8396. The prospectus provides the basic information you should know before investing in a Fund.
The financial statement for each Fund and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended May 31, 2020, are included in the respective Fund’s annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

2	Valuation of Securities
3	Conditions of Purchase and Redemption
4	Additional Information Regarding Redemption of Shares
8	Investment Plans
10	Investment Policies
36	Investment Restrictions
37	Portfolio Transactions and Brokerage Commissions
40	Fund History and Description of Shares
42	Tax Considerations
46	Trustees and Officers of the Trust
55	Control Persons and Principal Shareholders

59	The Trust’s Manager and Other Service Providers
69	Proxy Voting Policies and Procedures
82	Distribution Services
88	Portfolio Manager Disclosure
101	Portfolio Holdings Disclosure
103	General Information
103	Appendix A – Long-Term and Short-Term Debt Ratings

Valuation of Securities
Victory Capital Management Inc. (“Victory Capital” or “Manager”) serves as the Manager of the Funds, and Victory Capital Advisers, Inc. (“VCA” or “Distributor”) serves as the distributor of the Funds' shares on a continuing, best-efforts basis. Prior to July 1, 2019, USAA Asset Management Company (“AMCO” or “Predecessor Manager”) served as the manager of the Funds and USAA Investment Management Company served as the distributor of the Funds' shares.
A Fund’s net asset value (“NAV”) per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.
The Adviser has established the Pricing and Liquidity Committee (the “Committee”); and subject to the Trust’s Board of Trustees (the “Board”) oversight, the Committee administers and oversees each Fund’s valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow a Fund to use independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by each Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.
The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of backtesting reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and stale price monitoring.
The value of securities of each Fund (except the USAA Treasury Money Market Trust) is determined by one or more of the following methods:
Equity securities, including exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and equity-linked structured notes, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S. listed equities and the average of the bid and ask prices is used for foreign listed equities.
Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the price of certain foreign securities held by a Fund is determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not need to be reflected in the value of a Fund’s foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund’s foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Committee will consider such available information that it deems relevant to determine a fair value for the affected foreign securities, in accordance with the valuation procedures. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Board. The Service uses an evaluated bid or the last sales price to value a security when, in the Service’s judgment, these prices are readily available and are representative of the security’s market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

Short-term securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that it is determined that amortized cost represents the fair value of such securities. The Fund has adopted policies and procedures under which the Committee, subject to supervision by the Board, monitors the continued appropriateness of amortized cost valuations for such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale price on the prior trading date. Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
The USAA Treasury Money Market Trust's securities may be valued at amortized cost, provided that it approximates market value as determined by the Board. This involves valuing a security at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.
The valuation of the USAA Treasury Money Market Trust's portfolio instruments based upon their amortized cost is subject to the Fund’s adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 60 days and a weighted average life of no more than 120 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (“SEC”).
The Board has established procedures designed to stabilize the USAA Treasury Money Market Trust's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund at all times will be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund’s holdings at such intervals as is deemed appropriate to determine whether the Fund’s NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, establishing an NAV per share by using available market quotations, or suspending redemptions to the extent permitted under the SEC rules.
The USAA Treasury Money Market Trust may use credit ratings from the following designated nationally recognized statistical rating organizations (“NRSROs”) to determine the credit quality of a security that may be purchased by the USAA Treasury Money Market Trust under applicable securities laws: (1) Moody’s Investors Service, Inc. (“Moody’s”), (2) S&P Global Ratings (“S&P”), and (3) Fitch Ratings Inc. (“Fitch”).
Conditions of Purchase and Redemption
Nonpayment
If any order to purchase shares directly from the Trust is canceled due to nonpayment or if the Trust does not receive good funds by check or electronic funds transfer, Victory Capital Transfer Agency, Inc. (“Transfer Agent”), formerly known as USAA Transfer Agency Company d/b/a USAA Shareholder Account Services, will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you hold shares in an account with the Transfer Agent, the

Transfer Agent can redeem shares from any of your account(s) with the Transfer Agent as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in other funds sponsored or managed by Victory Capital. A $29 fee is charged for all returned items, including checks and electronic funds transfers.
Transfer of Shares
Under certain circumstances, you may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.
Confirmations and Account Statements
Fund shareholders will receive a confirmation for each purchase, redemption, exchange, or share conversion transacted in their account. However, confirmations will not be sent for all dividend and capital gain distribution reinvestments and purchases through certain automatic investment plans and certain retirement plans, as well as certain automatic exchanges and withdrawals (excluding those in money market funds). These transactions will be confirmed at least quarterly on shareholder account statements.
Additional Information Regarding Redemption of Shares
The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in each Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for federal income tax purposes may be realized on the redemption of shares of a Fund, depending upon their aggregate NAV when redeemed and your basis in those shares for those purposes.
Shares of a Fund may be offered to other investment companies that are structured as funds-of-funds (however, shares of the USAA Cornerstone Conservative Fund and the USAA Cornerstone Equity Fund may not be offered to investment companies that are structured as funds-of-funds), to institutional investors, to financial intermediaries, and to other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These other investors may, from time to time, own or control a significant percentage of a Fund’s shares. Accordingly, each Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase a Fund’s expense ratio, transaction costs, and taxable capital gain distributions (of net gains realized on the liquidation of portfolio securities to meet redemption requests), which could negatively affect the Fund’s performance and could cause shareholders to be subject to higher federal income tax with respect to their investments in the Fund. These inflows and outflows also could limit the Manager's ability to manage investments of a Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, a Fund may hold a higher level of cash than it might hold under normal circumstances while the Manager seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of a Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause a Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for a Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.
Shares normally are redeemed in cash, although each Fund reserves the right to redeem some or all of its shares in kind by delivering securities from a Fund’s portfolio of investments, rather than cash, under unusual circumstances or in order to protect the interests of remaining shareholders. Securities distributed in kind would be valued for this purpose using the same method employed in calculating a Fund’s NAV. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.
Accounts held with the Transfer Agent with a balance of less than $500 may be subject to automatic redemption, provided that (1) the value of the account has been reduced, below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file, or if none, by mail to your last known address.
The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally uses is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.
For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.
Funds' Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The main safeguard of the Funds and each series of the Trust (together, the “Affiliated Funds”) against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected Fund. In exercising this discretion to reject purchase and exchange orders, the Affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the affected Fund because such activities can hamper the efficient management of the Fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the Affiliated Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same Fund within 90 days. The Affiliated Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
•    Transactions in the money market funds, USAA Short-Term Bond Fund, USAA Ultra Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;
•    Purchases and sales pursuant to automatic investment or withdrawal plans;
•    Purchases and sales made through USAA 529 College Savings PlanTM;
•    Purchases and sales by the USAA Target Retirement Funds, USAA Cornerstone Conservative Fund, and/or USAA Cornerstone Equity Fund; and
•    Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to a Fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Affiliated Fund or all of the Affiliated Funds.
The Affiliated Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Affiliated Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of Affiliated Funds through financial intermediaries that establish omnibus accounts to invest in the Affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Affiliated Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Affiliated Funds or their Transfer Agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular Affiliated Fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if we determine the intermediary’s policies to be at least as stringent as the Affiliated Funds’ policy. For shares purchased through financial intermediaries, there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Affiliated Funds or their Transfer Agent could decide to enter into such contracts with financial intermediaries for all Funds or particular Funds, and can terminate such agreements at any time.
Redemption by Check
Shareholders invested in the USAA Treasury Money Market Trust through an account with the Transfer Agent may request that checks be issued for their accounts. Checks must be written in amounts of at least $250.
Checks issued to shareholders of the USAA Treasury Money Market Trust will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. You will continue to earn dividends until the shares are redeemed by the presentation of a check.
When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account in the USAA Treasury Money Market Trust changes as dividends are accrued on a daily basis, checks may not be used to close an account.
The checkwriting privilege is subject to the customary rules and regulations of The Bank of New York Mellon (“BNY Mellon”) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.
The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.
The Trust, the Transfer Agent, and BNY Mellon each reserves the right to change or suspend the checkwriting privilege upon 30 days’ written notice to participating shareholders.
You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.
Purchasing Shares
Alternative Sales Arrangements — Class A and C Shares.
Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund’s Prospectus) will offer all classes of shares.
Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.
No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of a Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” Class C shares of the Funds will automatically convert to Class A shares under circumstances described in a Fund’s Prospectus. Financial institutions may be permitted to exchange Class C shares for a share class with lower expenses under circumstances described in a Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.
The Fund reserves the right to change the criteria for eligible investors and the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.
The methodology for calculating the NAV, dividends and distributions of the share classes of the Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.
Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Equity Funds.
Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	5.75%	5.00%
$50,000 to $99,999	4.50%	4.00%
$100,000 to $249,999	3.50%	3.00%
$250,000 to $499,999	2.50%	2.00%
$500,000 to $999,999	2.00%	1.75%
Over $1,000,000 *	0.00%	1.00%**
* There is no initial sales charge on purchases of $1 million or more; however a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.
** Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.
The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Fixed Income Funds.
Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Less than $100,000	2.25%	2.00%
$100,000 to $249,999	1.75%	1.50%
Over $250,000*	0.00%	0.00%**
* There is no initial sales charge on purchases of $250,000 or more; however a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

** Investment Professionals may receive payment on purchases of $250,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.
Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.
The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.
Sample Calculation of Maximum Offering Price
Class A shares of the Equity Funds are sold with a maximum initial sales charge of 5.75% and Class A shares of the Fixed Income Funds are sold at a maximum initial sales charge of 2.25%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.
All Equity Funds
NAV per share	$ 10.00
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share) for each Fund	$ 0.61
Per Share Offering Price to the Public	$ 10.61

Fixed Income Funds
NAV per share	$ 10.00
Per Share Sales Charge—2.25% of public offering price (2.30% of net asset value per share) for each Fund	$ 0.23
Per Share Offering Price to the Public	$ 10.23
Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase.
Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be deductible. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.
Investment Plans
Under certain circumstances, the Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that use the electronic funds transfer service, you will choose the day of the month (the “Effective Date”) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the Effective Date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at usaa.com. Effective on or about September 8, 2020, all online information will be on vcm.com.

Automatic Purchase of Shares
InvesTronic® – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.
Automatic Transfer Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.
Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.
Directed Dividends – If you own shares in more than one of the funds in the USAA Mutual Funds, you may direct that dividends and/or capital gain distributions received from one fund be used to purchase shares automatically in the same class of another of those funds.
Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.
Systematic Withdrawal Plan
If you own shares in a single investment account (accounts in different USAA Mutual Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You also may elect to have such withdrawals invested in another USAA Mutual Fund.
This plan may be initiated on usaa.com or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.
Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and other distributions and, to that extent, would reduce the dollar value of your investment and could eventually exhaust the account. Reinvesting dividends and other distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available, and the plan will be canceled.
Each redemption of shares of a Fund may result in realization of a gain or loss, which must be reported on your federal income tax return. Therefore, you should keep an accurate record of any gain or loss realized on each withdrawal.
Tax-Deferred Retirement Plans (not available in the USAA Growth and Tax Strategy Fund)
Federal tax on distributions may be deferred if you hold shares of a Fund through certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of individual retirement accounts (“IRAs”). You may make investments in one or any combination of the Funds described in the prospectuses of the Trust (excluding any Fund that distributes tax-exempt-interest dividends).
Applications for the IRA and 403(b)(7) programs should be sent directly to Victory Capital Transfer Agency, Inc., P.O. Box 182593, Columbus, OH 43218-2593. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.
An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.
You may obtain detailed information about the accounts from the Manager. Each employer or individual establishing a tax-deferred retirement account also is advised to consult with a tax adviser before establishing the account.

Investment Policies
The sections captioned Investment Objective and More Information on a Fund’s Investment Strategy in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund’s objective(s) is not a fundamental policy and may be changed upon written notice to, but without the approval of, each Fund's shareholders. If there is a change in the investment objective(s) of a Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following provides additional information about the investment policies, types of instruments, and certain risks that the Funds may be subject to. With respect to the USAA Cornerstone Conservative Fund and USAA Cornerstone Equity Fund, each of which is a fund-of-funds that invests in underlying affiliated Funds, the following provides more detailed information about the types of instruments in which the underlying affiliated Funds may invest and strategies that may be used in pursuit of the underlying affiliated Funds’ investment objectives. Each Fund and each underlying affiliated Fund may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Fund achieve its goal. Unless described as a principal investment policy in a Fund’s prospectus, these represent the non-principal investment policies of the Funds.
Adjustable-Rate Securities
Each Fund (except the USAA Precious Metals and Minerals Fund, USAA Emerging Markets Fund, USAA Sustainable World Fund, and USAA International Fund) may invest in adjustable-rate securities. The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, the London Interbank Offered Rate (“LIBOR”), or the Secured Overnight Financing Rate (“SOFR”). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.
Asset-Backed Commercial Paper
Each Fund (except the USAA Treasury Money Market Trust) may invest in asset–backed commercial paper, which is a short-term investment vehicle with a maturity that typically is between 90 and 180 days. The security itself typically is issued by a bank or other financial institution. The notes are backed by physical assets, such as trade receivables, and generally are used for short-term financing needs. A company or group of companies looking to enhance liquidity may sell receivables to a bank or other conduit, which, in turn, will issue them to its investors as commercial paper. The commercial paper is backed by the expected cash inflows from the receivables. As the receivables are collected, the originators are expected to pass the funds to the bank or conduit, which then passes these funds on to the note holders. Investments in asset-backed commercial paper are subject to the risk that insufficient proceeds from the expected cash flows of the contributed receivables are available to repay the commercial paper.
Asset-Backed Securities
Each Fund may invest in asset-backed securities (“ABS”). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed below. With respect to the Funds, such pass-through certificates may include equipment trust certificates (“ETC”) secured by specific equipment, such as airplanes and railroad cars. ETC securities also may be enhanced by letters of credit. An ABS also may be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets.
The credit quality of ABS depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default is ensured by payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.
On occasion, the pool of assets also may include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

ABS may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the ABS. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a Fund. The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Borrowing Money and Issuing Senior Securities
Pursuant to the investment restrictions that have been adopted by the Trust for each Fund, each Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (“1940 Act”). “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third (33 1/3%) of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) from banks. Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time. Borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities.
Each Fund together with other funds of the Trust and Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds, participates in a 364 day committed credit facility and a 364-day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million committed of the line of credit and $60 million of the uncommitted line of credit are reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of each agreement is to meet temporary or emergency cash needs. For the committed credit facility, Citibank receives an annual commitment fee of 0.15% and, in 2020, a renewal fee of [0.10%]. Each Fund pays a pro-rata portion (adjusted for the amount of credit reserved for the Victory Floating Rate Fund) of these fees and pays the interest on any amount that it borrows.
Calculations of Dollar-Weighted Average Portfolio Maturity
Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity typically is determined on a stated final maturity basis, although there are some exceptions to this rule.
With respect to obligations held by a Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities (“ABS”) and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed securities and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.
Finally, for purposes of calculating the dollar-weighted average portfolio maturity of a Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or the applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.
The USAA Treasury Money Market Trust will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the 1940 Act.

Certificates of Deposit and Bankers’ Acceptances
Each Fund may invest in certificates of deposit, which are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Each Fund may invest in bankers’ acceptances, which typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
To the extent a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry. Unexpected changes with respect to these factors may adversely affect the issuance of and the secondary market for these securities.
Commercial Paper
Each Fund may invest in commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
Investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed-income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed-income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed-income securities, there is a chance that the issuer will default on its commercial paper obligation.
Convertible Securities
Each Fund (except the USAA Growth and Tax Strategy Fund, USAA Government Securities Fund, and USAA Treasury Money Market Trust)  may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.
A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

The convertible securities in which the Funds invest may be rated below investment grade as determined by Moody’s Investors Service Inc. or S&P Global Ratings (“S&P”), or unrated but judged by the Manager  or the applicable Subadviser to be of comparable quality (commonly called “junk” bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. A Fund’s ability to timely and accurately value and dispose of lower-quality securities also may be affected by the absence or periodic discontinuance of liquid trading markets.
Cover
Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless there appears to be a liquid secondary market for such investments; or unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover derivative instruments could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
Cybersecurity Risk
Technology, such as the internet, has become more prevalent in the course of business; and as such, each Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks that shut down, disable, slow or otherwise disrupt operations, business processes, or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact a Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity (e.g., the loss of the ability to process transactions, calculate a Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds' service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect each Fund or its shareholders. In certain situations, the Funds, the Manager, a Subadviser, or a service provider may be required to comply with law enforcement in responding to a cybersecurity incident, which may prevent the Funds from fully implementing their cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. Each Fund and its shareholders could be negatively impacted as a result.
Derivatives
Under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund’s investment objective, each Fund (except the USAA Treasury Money Market Trust) may buy and sell certain types of derivatives. Derivatives are instruments that derive their value from the value of one or more underlying assets, reference rates or indices, and may include futures contracts, options on futures contracts, swaps, options on currencies, securities, and securities indexes. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and, therefore, possess the risks of both futures and securities investments.
Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions that anticipate a decline in the market value of a particular asset or index) and “long” positions (positions that anticipate an increase in the market value of a particular asset or index). Each Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire.
Equity-Linked Structured Notes
Each Fund (except the USAA Treasury Money Market Trust) may invest in equity-linked structured notes, which are derivative securities specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes typically are offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity Securities
Each Fund (except the USAA Government Securities Fund and USAA Treasury Money Market Trust) may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored depositary receipts such as American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
Eurodollar and Yankee Obligations
Each Fund (except the USAA Treasury Money Market Trust) may invest in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.
Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which a Fund invests, and will have at least the same financial strength as the domestic issuers approved for a Fund.
European Securities
The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally.
Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, securities markets would likely be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. It is also possible that various countries within the UK, such as Scotland or Northern Ireland, could seek to separate and remain a part of the EU.
The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit might negatively affect The City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Further, the United Kingdom’s departure from the EU would potentially cause volatility within the EU, which could trigger prolonged economic downturns in certain European countries or spark additional member states to contemplate departing the EU (thereby exacerbating political instability in the region). Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and the resulting market volatility may have an adverse effect on the performance of the fund.
Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to disruption in the international credit market due to their reliance on bank related inflows of capital. To the extent that a fund invests in European securities, it may be exposed to these risks through its direct investments in such securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities.
Exchange-Traded Funds (“ETFs”)
Each Fund (except the USAA Treasury Money Market Trust) may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on stock exchanges and typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price. However, ETFs do not necessarily trade at their NAV. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.
To the extent a Fund invests in ETFs, it will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, an ETF may be a “passive investor” and, therefore, invests in the securities and sectors contained in the index it seeks to track without regard for, or analysis of, the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, ETFs usually are not able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. The performance of a Fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs generally are listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirements necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.
Exchange-Traded Notes (“ETNs”)
Each Fund (except the USAA Treasury Money Market Trust) may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security, usually issued by large financial institutions. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e., NYSE) during normal trading hours. However, investors also can hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to the principal amount (subject to the day’s index factor).
One factor that affects the ETN’s value is the credit rating of the issuer. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity or security. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity. ETNs are subject to counterparty credit risk and fixed-income risk. ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal income tax purposes. Further, Congress and the IRS frequently consider proposals that would change the timing of recognition and tax character of income and gains from ETNs.
Foreign Securities
Each Fund (except the USAA Government Securities Fund and USAA Treasury Money Market Trust) may invest in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including ADRs, EDRs, and GDRs. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; prohibitions or restrictions by certain foreign governments on foreign investing in their capital markets or in certain industries, or limitations on the removal of funds or assets; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.
Investing in the securities of companies located in emerging market countries generally involves greater risk than investing in the securities of companies located in countries with developed markets. The Manager  or the applicable Subadviser considers all countries of the world to be emerging market countries, except Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, the Hong Kong Special Administrative Region (“Hong Kong”), Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK, and the United States. The People’s Republic of China (“PRC”) currently exercises sovereignty over Hong Kong; however, Hong Kong retains significant economic and political autonomy under the Basic Law, a “quasi-constitution” that has been in place since Hong Kong reverted to PRC sovereignty in 1997. The Basic Law is anticipated to remain in place until 2047. Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, and/or may nationalize or expropriate the assets of private companies. Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Fund. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.
Any investments in foreign securities will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.
Forward Currency Contracts
Each Fund (except the USAA Government Securities Fund and USAA Treasury Money Market Trust) may enter into forward currency contracts. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.
The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of a Fund to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.
Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Forward contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency.
Forward contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), they may be exchange-traded. Under such circumstances, they will be centrally cleared, and a secondary market for them will exist. With respect to NDFs that are centrally cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.
Futures Contracts
Each Fund (except the USAA Treasury Money Market Trust) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. Opening a position by buying a contract establishes a long position, while opening a position by selling a contract establishes a short position.
The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund initially will be required to deposit with the Trust’s custodian or the futures commission merchant (“FCM”) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.
Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and a Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.
At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate a Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance seldom are made.
The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
Geopolitical/Natural Disaster Risk
Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund’s investments.
Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments, increase uncertainty in or impair the operation of the U.S. or other securities markets and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and the value of a Fund’s investments. An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. As of the date of this SAI, the impact of the outbreak has been rapidly evolving, and cases of COVID-19 have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.
Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of the coronavirus outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways.  Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity.  There can be no assurance that market conditions will not worsen in the future. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which the Funds invest, and on the overall performance of a Fund.
The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by economic upheaval stemming from the COVID-19 pandemic.  The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance.  The ultimate effect of these efforts is not yet known, and they may not be successful.
In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which the Funds invest, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level.
In the past, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in credit markets and the failure of major domestic and international financial institutions. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions and may result in heightened market volatility and a decline in the value of a Fund’s portfolio. Changes in government policies or central banks could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money. The markets could react strongly to expectations for changes in government policies, which could increase volatility, especially if the market’s expectations are not borne out. There can be no assurance that the initiatives undertaken by governments and central banks will be successful.
The COVID-19 outbreak, and future epidemics or pandemics, could also impair the information technology and other operational systems upon which the Funds’ service providers rely, and could otherwise disrupt the ability of these service providers to perform essential tasks. Such impacts could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, and negatively impact a Fund’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.
Markets generally and the energy sector specifically, including MLPs and energy companies in which certain Funds invest, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil producing countries.
High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate change or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment.  Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons. There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a Fund that uses the fund as an investment option for the Fund’s uninvested cash. While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.
Some market participants have expressed concern that passively-managed index funds and other indexed products inflate the value of their component securities. If the component securities in such indices decline in value for this and other reasons, the value of a Fund’s investments in these securities will also decline.
Some countries, including the United States, are adopting more protectionist trade policies and are moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States may also be considering significant new investments in infrastructure and national defense which, coupled with potentially lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.
Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.
The precise details and the resulting impact of the United Kingdom leaving the EU, commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.
In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.
Illiquid Securities
Each Fund may invest up to 15% (except the USAA Treasury Money Market Trust, which may invest only up to 5%) of its respective net assets in securities that are illiquid. Illiquid securities generally are those securities that a Fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities. Investments in illiquid securities may impair a Fund’s ability to raise cash for redemptions or other purposes.
Initial Public Offerings (“IPOs”)
Each Fund (except the USAA Government Securities Fund and USAA Treasury Money Market Trust) may invest in IPOs, which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a potentially small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Interfund Borrowing and Lending
Each Fund (except the USAA Treasury Money Market Trust) is entitled to rely on an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans will consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restrictions or non-fundamental policies.
No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending Fund and a borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that a borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund or from a borrowing Fund could result in a lost investment opportunity or additional costs. No Fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.
Inverse Floating Rate Securities
The USAA Growth and Tax Strategy Fund may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income a Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities’ price volatility.
Lending of Securities
Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Board and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain collateral with the

Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, each Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, each Fund will invest any cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities, repurchase agreements, or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due; and that the value of the collateral, including collateral investments, will be less than the amount required to be returned to the borrower.
No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. Each Fund may terminate a loan at any time.
LIBOR Discontinuation Risk
Many debt securities, derivatives and other financial instruments, including some of a Fund's investments, use the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.
In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly three-year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions.
Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.
Limitations and Risks of Options and Futures Activity
Each Fund (except the USAA Treasury Money Market Trust) may engage in both hedging and non-hedging strategies. Although effective hedging generally can capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.
Non-hedging strategies typically involve special risks. The profitability of a Fund’s non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets often are more volatile than corresponding securities markets, and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.
The Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of the Funds' investment strategies. Although the Manager expects to be able to execute the Funds' investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.
Liquidity Determinations
Each Fund (except the USAA Treasury Money Market Trust) has adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit. The Board approved the appointment of the Fund’s investment adviser as the administrator of the LRMP.
The Board has adopted guidelines pursuant to which municipal lease obligations, Section 4(a)(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (“Demand Feature Securities”) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund’s investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(a)(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider’s outstanding debt and financial statements and general economic conditions.
Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and also may trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board.
Loan Interests and Direct Debt Instruments (“bank loans”)
The USAA Cornerstone Conservative Fund, USAA Cornerstone Moderately Conservative Fund, USAA Cornerstone Moderate Fund, USAA Cornerstone Moderately Aggressive Fund, USAA Cornerstone Aggressive Fund, USAA Cornerstone Equity Fund, and USAA Managed Allocation Fund may invest in loan interests and direct debt instruments, generally referred to as bank loans, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.
Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, there typically is less public information available about a specific loan than there would be if the loan were registered or traded on an exchange. Loans also may not be considered “securities,” and purchasers, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans they own in the event of fraud or misrepresentation by a borrower.
A Fund may come into possession of material non-public information about a borrower as a result of its ownership of a loan or other debt instrument of such borrower. Because of prohibitions on trading in securities of issuers while possessing such information, a Fund might be unable to enter into a transaction in a publicly traded security of that borrower when it otherwise would be advantageous to do so.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may only pay a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.
A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
For purposes of a Fund’s investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by a Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift the direct debtor-creditor relationship with the borrower to a Fund, SEC interpretations require a Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of a Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans may have extended settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that a Fund may incur losses in order to timely honor redemptions.
Master Demand Notes
The USAA Cornerstone Conservative Fund, USAA Cornerstone Moderately Conservative Fund, USAA Cornerstone Moderate Fund, USAA Cornerstone Moderately Aggressive Fund, USAA Cornerstone Aggressive Fund, USAA Cornerstone Equity Fund, and USAA Managed Allocation Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded; and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. The Manager will invest a Fund’s assets in master demand notes only if the Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.
Mortgage-Backed Securities
The USAA Cornerstone Conservative Fund, USAA Cornerstone Moderately Conservative Fund, USAA Cornerstone Moderate Fund, USAA Cornerstone Moderately Aggressive Fund, USAA Cornerstone Aggressive Fund, USAA Cornerstone Equity Fund, USAA Managed Allocation Fund, and USAA Government Securities Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (“Ginnie Mae,” also known as “GNMA”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (“Freddie Mac”). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features generally will decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.
Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and U.S. Federal Reserve (the “Fed”) purchases of their mortgage-backed securities. While the Fed’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. From the time Fannie Mae and Freddie Mac were placed into conservatorship through the fourth quarter of 2017, Fannie Mae and Freddie Mac required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements and have paid the U.S. Treasury approximately $278.8 billion in aggregate cash dividends. However, such payments do not constitute a repayment of the draws Fannie Mae and Freddie Mac received from the U.S. Treasury. In the first quarter of 2018, Fannie Mae and Freddie Mac each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, Fannie Mae and Freddie Mac reported net losses during the fourth quarter of 2017 and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively. Accordingly, no assurance can be given that the Fed, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. The future of Fannie Mae and Freddie Mac is in question as Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, which would propose to address their structure, mission, portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but they could cause a Fund to lose money.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of the GSEs, mortgage-backed securities issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, private mortgage-backed securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
On June 3, 2019, under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac ceased issuing their own mortgage-based securities and started issuing uniform mortgage-backed securities (“UMBS”). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or Freddie Mac security or held for investment. In addition, investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of Freddie Mac mortgage-backed securities. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.
The USAA Cornerstone Conservative Fund, USAA Cornerstone Moderately Conservative Fund, USAA Cornerstone Moderate Fund, USAA Cornerstone Moderately Aggressive Fund, USAA Cornerstone Aggressive Fund, USAA Cornerstone Equity Fund, USAA Managed Allocation Fund, and USAA Government Securities Fund also may invest in mortgage-backed securities that include collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), stripped mortgage-backed securities (“SMBSs”), interest only commercial mortgage-backed securities (“CMBS IOs”), and mortgage dollar rolls.
CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments. CMOs also may be less marketable than other securities.
CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in CMBSs reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.
SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
CMBS IOs are similar to the SMBSs described above but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and also are less sensitive to interest rate changes. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.
Municipal Lease Obligations (“MLOs”)
The USAA Cornerstone Conservative Fund, USAA Cornerstone Moderately Conservative Fund, USAA Cornerstone Moderate Fund, USAA Cornerstone Moderately Aggressive Fund, USAA Cornerstone Aggressive Fund, USAA Cornerstone Equity Fund, USAA Growth and Tax Strategy Fund, and USAA Managed Allocation Fund may invest in MLOs, which are installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”). Lease obligations do not constitute general obligations of a municipality for which the municipality’s taxing power is pledged, although a lease obligation is ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.
Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager  or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.
Options on Futures Contracts
Each Fund (except the USAA Treasury Money Market Trust) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches. In addition, a Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.
Options on Securities and Securities Indexes
Each Fund (except the USAA Treasury Money Market Trust) may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying asset at the exercise price during the option period.
Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
A securities index assigns relative values to the securities included in the index, and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.
Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indexes, commodities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (“CPI”).
Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.
The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating a Fund’s dividends, index-based adjustments may be considered income.
Periodic Auction Reset Bonds
The USAA Cornerstone Conservative Fund, USAA Cornerstone Moderately Conservative Fund, USAA Cornerstone Moderate Fund, USAA Cornerstone Moderately Aggressive Fund, USAA Cornerstone Aggressive Fund, USAA Cornerstone Equity Fund, USAA Growth and Tax Strategy Fund, and USAA Managed Allocation Fund may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.
Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., 10 years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.
Preferred Stocks
Each Fund (except the USAA Government Securities Fund and USAA Treasury Money Market Trust) may invest in preferred stocks, which represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the U.S. Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends, and in the event the company goes bankrupt are paid off before common stockholders. Each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.
Put Bonds
The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Growth and Tax Strategy Fund, Government Securities, and Managed Allocation Fund may invest in securities (including securities with variable interest rates), the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt securities”), that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities normally will trade as if maturity is the earliest put date, even though stated maturity is longer. Under a Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.
Real Estate Investment Trusts (“REITs”)
Because each Fund (except the USAA Government Securities Fund and USAA Treasury Money Market Trust) may invest a portion of its assets in equity securities of REITs, these Funds also may be subject to certain risks associated with direct investments in real estate, including the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, and increases in interest rates and other real estate capital market influences.
In addition, the USAA Cornerstone Conservative Fund, USAA Cornerstone Moderately Conservative Fund, USAA Cornerstone Moderate Fund, USAA Cornerstone Moderately Aggressive Fund, USAA Cornerstone Aggressive Fund, USAA Cornerstone Equity Fund, and USAA Managed Allocation Fund may invest a portion of its assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs depend upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs generally depend on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. A shareholder in a Fund that invests in REITs will bear not only its proportionate share of the expenses of the Fund, but also will bear, indirectly, the management expenses of the underlying REITs.
Recent Market Conditions and Regulatory Developments
Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund’s investments.
Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively impact the U.S. economy, decrease the value of a Fund’s investments, increase uncertainty in or impair the operation of the U.S. or other securities markets and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and the value of a Fund’s investments. An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national, and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains, and customer activity, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market, and financial risks.

Some economists have expressed concern that the continued spread of COVID-19 could lead to a world-wide economic downturn. In the past, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in credit markets, and the failure of major domestic and international financial institutions. There can be no assurance that market conditions will not worsen in the future. In an economic downturn, a Fund’s investments or the value of its portfolio is likely to decrease during these periods.
In addition, governments may adopt fiscal policies and financial measures in an attempt to lessen or shorten the economic impacts of such crises, which may also affect the value of a Fund’s investments. The markets could react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.
Decisions by the U.S. Federal Reserve regarding interest rate and monetary policy can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions and may result in heightened market volatility and a decline in the value of a Fund’s portfolio.
Some market participants have expressed concern that passively managed index funds and other indexed products inflate the value of their component securities. If the component securities in such indices decline in value for this and other reasons, the value of a Fund’s investment in these securities will also decline.
Some countries, including the United States, are adopting more protectionist trade policies and are moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States may also be considering significant new investments in infrastructure and national defense which, coupled with potentially lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.
High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. There is a greater risk of rising interest rates than has historically been the case due to the current period of relatively low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.
Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.
The precise details and the resulting impact of the United Kingdom leaving the EU, commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the United Kingdom and the EU and other major economies following Brexit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.
In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.
Global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether.
Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value.
Repurchase Agreements
Each Fund may invest in repurchase agreements, which are collateralized by underlying securities. The USAA Treasury Money Market Trust may invest in repurchase agreements that are collateralized by cash items or obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and that have a total value in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.
Section 4(a)(2) Commercial Paper and Rule 144A Securities
Each Fund (except the USAA Treasury Money Market Trust) may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) (“Section 4(a)(2) Commercial Paper”). Section 4(a)(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(a)(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(a)(2) Commercial Paper normally is resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.
Each Fund (except the USAA Treasury Money Market Trust) also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.
However, investing in Rule 144A securities and Section 4(a)(2) Commercial Paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
Securities of Other Investment Companies
Each Fund may invest in securities issued by other investment companies that qualify as “money market funds” under applicable SEC rules. Any such investment would be made in accordance with the Fund’s investment policies and applicable law. In addition, each Fund (except the USAA Treasury Money Market Trust) may invest in securities issued by other non-money market investment companies (including ETFs). As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. Certain exceptions to these limitations are provided by the 1940 Act and the rules and regulations thereunder. The Funds also may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act that would otherwise be applicable. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such instruments at the investment company level may be reduced by the operating expenses and fees of such investment companies, including advisory fees.
Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)
Each Fund may invest in STRIPS, which are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

Short-Term Instruments
When a Fund experiences large cash inflows, for example, through the sale of securities, and desirable securities that are consistent with the Fund’s investment objective(s) are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time at the discretion of the Manager. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.
Swap Arrangements
Each Fund (except the USAA Treasury Money Market Trust) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indexes, including purchase of caps, floors and collars as described below. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.
In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indexes. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount, whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.
Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of a Fund’s obligations. Collateral is treated as illiquid.
Swap agreements historically have been individually negotiated, and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.
These swap arrangements will be made primarily for hedging purposes to preserve the return on an investment or on a portion of a Fund’s portfolio. However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. A Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange-traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.
A Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager  or the applicable Subadviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager  or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
Each Fund may enter into credit default swap (“CDS”) contracts for investment purposes. The Funds also may invest in credit default swap indexes, which are portfolios of credit default swaps with similar characteristics. If a Fund is a seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. As the seller, a Fund also is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
Each Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case a Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk; the seller may fail to satisfy its payment obligations to a Fund in the event of a default. As the buyer, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated. Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect a Fund’s ability to enter into certain swaps in the over-the-counter market (and require that certain of such instruments be exchange-traded and centrally cleared). Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Fund to post margin on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.
Synthetic Instruments
Each Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond ceases to be excludable from gross income for federal income tax purposes. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that a Fund will not be able to exercise its tender option.
Taxable Municipal Bonds
Each Fund may invest in taxable municipal bonds (the interest on which is includable in gross income for federal income tax purposes). There are situations in which a governmental issuer will sell taxable municipal bonds because the federal government will not subsidize the financing of certain activities that do not provide a significant benefit to the general public. Taxable municipals offer yields more comparable to those of other taxable sectors, such as corporate bonds or bonds issued by U.S. governmental agencies, than to those of tax-exempt municipals. Usually, interest on a long-term bond is paid semiannually, while interest on short-term notes is paid at maturity.
Tax-Exempt Securities
Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The tax-exempt income earned on these investments nevertheless will be taxable to a Fund’s shareholders (other than shareholders of the USAA Growth and Tax Strategy Fund) when distributed to them. See “Tax Considerations.”

The two principal classifications of tax-exempt securities are “general obligations” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. A Fund also may invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities, or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.
The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s and S&P represent their opinions of the quality of the securities rated by them (see Appendix A). It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager  or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund’s portfolio.
The value of tax-exempt securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the proposed project, and political or economic developments in the region where the instrument is issued. Local and national market forces—such as declines in real estate prices or general business activity—shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain municipal issuers to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a Fund’s investments.
Temporary Defensive Policy
Each Fund (except the USAA Treasury Money Market Trust) may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper; and other corporate debt obligations.
Treasury Inflation-Indexed Securities
Each Fund (except the USAA Precious Metals and Minerals Fund, USAA Emerging Markets Fund, USAA Sustainable World Fund, and USAA International Fund) may invest in treasury inflation-indexed securities (also referred to as “treasury inflation-protected securities” or “TIPS”), which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to take into account the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a Fund holds TIPS, the Fund may earn less on the TIPS than it would on conventional Treasury bonds.
U.S. Government Obligations
Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. Treasury Notes have maturities of two, three, five, seven, or 10 years, and pay interest semi-annually. Treasury Bonds are issued with a 20- or 30-year term and pay interest semi-annually. U.S.

government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises (“GSEs”). Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Others are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.
In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including GSEs) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Variable-Rate and Floating-Rate Securities
The USAA Cornerstone Conservative Fund, USAA Cornerstone Moderately Conservative Fund, USAA Cornerstone Moderate Fund, USAA Cornerstone Moderately Aggressive Fund, USAA Cornerstone Aggressive Fund, USAA Cornerstone Equity Fund, USAA Growth and Tax Strategy Fund, and USAA Government Securities Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
Similar to fixed-rate debt instruments, variable- and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. In addition, variable- and floating-rate securities are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured. If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In the event of a bankruptcy, the holder of a variable- or floating-rate loan may not recover its principal, may experience a long delay in recovering its investment, and may not receive interest during the delay.
Variable-Rate Demand Notes (“VRDNs”)
Each Fund (except the USAA Precious Metals and Minerals Fund, USAA Emerging Markets Fund, USAA Sustainable World Fund, and USAA International Fund) may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within a rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed SEC regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.
When-Issued and Delayed-Delivery Securities
Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis or for delayed draws on loans; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund receives a commitment fee for delayed draws on loans. A Fund may sell these securities before the settlement date.
Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund's portfolios; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities also will be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities and delayed-draws loan commitments at the time of settlement, a Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities or for delayed draws on loans, a Fund will meet its obligations from then-available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations). The availability of liquid assets for this purpose and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption, and otherwise to manage its investment portfolio will limit the extent to which the Fund may purchase when-issued and delayed delivery securities. A Fund may realize a capital gain or loss in connection with such transactions.
Zero Coupon Bonds
Each Fund (except the USAA Precious Metals and Minerals Fund, USAA Emerging Markets Fund, USAA Sustainable World Fund, International Fund, and USAA Treasury Money Market Trust) may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value (original issue discount), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond in response to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.
Investment Restrictions
The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of a Fund if more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (2) more than 50% of that Fund’s outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.
Each Fund:
(1)    may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.
(2)    may not (except for the USAA Precious Metals and Minerals Fund) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
(3)    may not issue senior securities, except as permitted under the 1940 Act.
(4)    may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.
(5)    may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(6)    may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
(7)    may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.
With respect to each Funds' concentration policies as described above, the Manager and Subadvisers, where applicable, may determine an “industry” by using various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

Additional Restriction
Each of the following funds has an investment policy that requires it to invest normally at least 80% of its assets in the type of security suggested by its name: USAA Cornerstone Equity Fund has an investment policy that requires it to normally invest at least 80% of its assets in equity securities; USAA Emerging Markets Fund invests at least 80% of its assets in equity securities of emerging market companies; USAA Precious Metals and Minerals Fund invests at least 80% of its assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds; USAA Government Securities Fund invests at least 80% of its assets in government securities; and USAA Treasury Money Market Trust invests at least 80% of its assets in U.S. Treasury bills, notes and bonds, and repurchase agreements collateralized by these instruments. To the extent required by SEC rules, each such policy may be changed only upon at least 60 days’ written notice to the applicable Fund’s shareholders.
Portfolio Transactions and Brokerage Commissions
Subject to the general supervision of the Board, the Manager is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Manager is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.
Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.
Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. Generally, these trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Manager does not know the actual value of the markup/ markdown. However, the Manager attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.
Subject to the consideration of obtaining best execution, the Manager may use brokerage commissions generated from client transactions to obtain services and/or research from broker-dealers to assist in the Manager’s investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Manager is required to perform and do not reduce the investment advisory fees payable to the Manager by the Funds. Such information may be useful to the Manager in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Funds.
Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the sole benefit of any employee or non-client entity.
It is the policy of the Manager to obtain the “best execution” of its clients’ securities transactions. The Manager strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.
The Manager will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital, ownership and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Manager by the broker.
The Manager will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received. The continuous review of stock commissions is the responsibility of the Head of Capital Markets and client trading, brokerage and soft-dollar oversight is performed by the Trade Oversight Committee. Quarterly, the Manager’s research analysts and portfolio managers will participate in a broker vote. The Manager’s Equity Trading Desk will utilize the vote results during the broker selection process. Some brokers executing trades for the Manager’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Manager is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.
Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Manager. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Manager may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Manager will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Manager adheres to the following objectives:
•    Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.
•    Allocation of all orders in a timely and efficient manner.
In some rare cases, aggregating trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.
The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Manager or its associated persons are partners or participants, and managed employee accounts) is permissible. No proprietary account may be favored over any other participating account and such practice must be consistent with the Manager’s policies and procedures including its Code of Ethics.
Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Manager will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Manager receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.
If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.
In some instances, such as trading in fixed income securities, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.
Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods maybe used in place of a pro rata procedure:  relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.
In making investment decisions for the Funds, the Manager will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Manager, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Manager, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds. Portfolio securities will not be purchased from or sold to the Manager, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.
During the fiscal year ended May 31, 2020, the following Funds purchased securities of the following regular broker-dealers (the 10 largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

Regular Broker-Dealer	Value of Securities
Bank of New York
USAA Growth and Tax Strategy Fund	$
USAA Sustainable World Fund	$
Credit Agricole Cacib NY
USAA Government Securities Fund	$
USAA Treasury Money Market Trust	$
Citigroup Global Markets Inc.
USAA Cornerstone Moderate Fund	$
USAA Cornerstone Moderately Aggressive Fund	$
USAA Cornerstone Aggressive Fund	$
USAA Cornerstone Moderately Conservative Fund	$
USAA Growth and Tax Strategy Fund	$
JP Morgan Securities, Inc.
USAA Cornerstone Moderately Aggressive Fund	$
USAA Cornerstone Moderate Fund	$
USAA Cornerstone Aggressive Fund	$
USAA Cornerstone Moderately Conservative Fund	$
USAA Growth and Tax Strategy Fund	$
Mizuho Securities USA Inc.
USAA International Fund	$
State Street Bank & Trust
USAA Growth and Tax Strategy Fund	$
USAA Sustainable World Fund	$
Wells Fargo
USAA Growth and Tax Strategy Fund	$
Brokerage Commissions
During the last three fiscal years ended May 31 the Funds paid the following aggregate brokerage fees:
Fund	2020	2019	2018
USAA Growth and Tax Strategy Fund		$13,494(b)	$6,191
USAA Cornerstone Moderate Conservative Fund		$29,603	$31,478
USAA Cornerstone Moderate Fund		$179,635	$208,590
USAA Cornerstone Moderately Aggressive Fund		$493,685	$499,092(a)
USAA Cornerstone Aggressive Fund		$64,990	$77,431
USAA Cornerstone Equity Fund		$1,946(c)	$14,948
USAA Cornerstone Conservative Fund		$859(c)	$3,544
USAA Precious Metals and Minerals Fund		$155,662(a)	$306,330
USAA Emerging Markets Fund		$1,880,154	$1,608,104(b)
USAA International Fund		$1,536,955(a)	$2,273,052
USAA Sustainable World Fund		$85,113(a)	$137,764
USAA Managed Allocation Fund		$334,467	$313,658
(a)	A decrease in portfolio transactions resulted in a decrease in brokerage fees.
(b)	An increase in portfolio transactions resulted in an increase in brokerage fees.
(c)	A decrease in portfolio transactions involving ETFs resulted in a decrease in brokerage fees.
The Manager or the applicable Subadviser directed a portion of the Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended May 31, 2020, such brokerage transactions and related commissions and/or fixed-price public offering underwriting concessions amounted to the following:
Fund	Transaction Amount	Commissions/Underwriting Concessions

Portfolio Turnover Rates
The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund’s (other than the USAA Treasury Money Market Trust’s) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective(s).
The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.
For the last two fiscal years ended May 31 the Funds' portfolio turnover rates were as follows:
Fund	2020	2019
USAA Growth and Tax Strategy Fund		7%
USAA Cornerstone Moderate Fund		81%(b)
USAA Cornerstone Moderately Aggressive Fund		95%(b)
USAA Cornerstone Conservative Fund		22%
USAA Cornerstone Moderately Conservative Fund		77%(b)
USAA Cornerstone Aggressive Fund		95%(b)
USAA Cornerstone Equity Fund		11%
USAA Precious Metals and Minerals Fund		7%
USAA Emerging Markets Fund		68%
USAA International Fund		30%
USAA Sustainable World Fund		8%
USAA Government Securities Fund		9%
USAA Managed Allocation Fund		156%(a)
(a)	Reflects an increase in trading activity due to asset allocation shifts.
(b)	Reflects increased trading activity due to usage of quantitative investment strategies.
Fund History and Description of Shares
The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. The Trust currently includes 47 portfolios, 14 of which are described in this SAI.
The Funds are series of the Trust and are diversified, except the Precious Metals and Minerals Fund which is classified as non-diversified. The Funds formerly were series of USAA Investment Trust, a Massachusetts Business Trust, which began offering shares of the USAA Cornerstone Moderately Aggressive Fund (formerly Cornerstone Strategy Fund) and USAA Precious Metals and Minerals Fund (formerly Gold Fund); on August 15, 1984, the USAA Cornerstone Moderate Fund (formerly Balanced Strategy Fund) on September 1, 1995; the USAA International Fund on July 11, 1988; the USAA Growth and Tax Strategy Fund on January 11, 1989; the USAA Government Securities Fund (formerly GNMA Trust) and USAA Treasury Money Market Trust on February 1, 1991; the USAA Sustainable World Fund (formerly World Growth Fund) on October 1, 1992; and the USAA Emerging Markets Fund on November 7, 1994. All were reorganized into the Trust in August 2006. The USAA Managed Allocation Fund began offering shares on February 1, 2010. The USAA Cornerstone Conservative Fund, USAA Cornerstone Moderately Conservative Fund, USAA Cornerstone Aggressive Fund, and USAA Cornerstone Equity Fund each began offering shares on June 8, 2012.
The USAA Government Securities Fund and USAA International Fund each offer four classes of shares: Fund Shares, Institutional Shares, Class A shares (formerly, Adviser shares), and R6 Shares. The USAA Growth and Tax Strategy Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A shares, and Class C shares. The USAA Sustainable World Fund, USAA Precious Metals and Minerals Fund, and USAA Emerging Markets Fund each offer three classes of shares: Fund Shares, Institutional Shares, and Class A shares. Each other Fund offers a single class of shares. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund consists of a separate share class of that Fund and is not a separate mutual fund.
Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated solely to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.
Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board. They generally will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Board under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.
Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share class of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s share classes. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.
Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. The Fund's conversion rights are as follows:
Converting from Institutional Shares to Fund Shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of a Fund (e.g., you terminate participation in a discretionary managed account program), we may convert your Institutional Shares of the Fund to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
Converting from Class A Shares to Fund Shares or Institutional Shares: If you hold Class A shares of a Fund through an account maintained with another financial institution and subsequently transfer your shares into (i) an account established directly with the Fund, (ii) your investment account, or (iii) an eligible advisory program with a financial intermediary, we may convert your Class A shares of the Fund to Fund Shares or Institutional Shares, as applicable.
Other Conversions: The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers.
Pricing: When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a non-taxable event.

Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under the section titled Funds' Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts in this SAI.
Tax Considerations
The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations. Many of the changes applicable to individuals are not permanent and only apply to taxable years beginning after December 31, 2017, and before January 1, 2026. The Tax Act makes changes to the tax rules affecting shareholders and the Funds, including various investments that each Fund may make. Investors are urged to consult their own tax advisors for more detailed information.
Taxation of the Funds
Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies it will not be liable for federal income tax on its net investment income and net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, and or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or such currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (i.e., a publicly traded partnership that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a)) income requirement; (2)  distribute at least 90% of its investment company taxable income (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) for the taxable year (“distribution requirement”); and (3) satisfy certain diversification requirements at the close of each quarter of the Fund’s taxable year (“diversification requirement”).
If a Fund failed to qualify for RIC treatment for any taxable year either (1) by failing to satisfy the distribution requirement, even if it satisfied the income requirements and diversification requirements (collectively, “Other Qualification Requirements”), or (2) by failing to satisfy any of the Other Qualification Requirements and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Qualification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements, then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of net capital gain, would be taxable to its shareholders as dividends to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be taxable as “qualified dividend income” (as described in each Fund’s prospectus) (QDI) and thus subject to federal income tax at the lower rates for net capital gain. In the case of corporate shareholders that meet certain holding period and other requirements regarding their shares of the Fund, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
The Code imposes a nondeductible 4% excise tax (“Excise Tax”) on a RIC that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for the year, (2) 98.2% of its capital gain net income for the 12-month period ending on October 31 of that year, plus (3) any prior undistributed taxable income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax. However, a Fund may in certain circumstances be required to liquidate portfolio investments to make those distributions, potentially resulting in additional taxable gain or loss.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts, and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as “qualifying income” under the income requirements. The tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, commodity options, futures contracts, and options on futures contracts, may be affected by future regulatory or legislative changes that could affect whether income (earned directly or indirectly) from such investments is such “qualifying income.”

Some futures contracts, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) but not including any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement in which a Fund invests may be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.
Section 988 of the Code also may apply to forward currency contracts and options and futures contracts on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.
Section 1092 of the Code (dealing with straddles) also may affect the taxation of certain options, futures contracts, and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts, and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.
Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any option, futures contract, forward currency contract, foreign currency, or hedged investment to mitigate the effect of the foregoing rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax and the Excise Tax.
Certain Funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on its disposition of that stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on individual shareholders’ QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain which the Fund likely would have to distribute to satisfy the distribution requirement and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.
Each Fund may elect to “mark to market” its stock in certain PFICs it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the distribution requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should note that a Fund’s determination whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund invests therein. It is anticipated that any federal income tax imposed on a Fund with respect to investments in PFICs would be insignificant.
For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (“OID”) (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). OID is treated for those purposes as earned by a Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirement. Generally, the accrual of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest. Because each Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid), including any accrued OID, to satisfy the distribution requirement and to avoid imposition of the Excise Tax, the Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
If a Fund purchases a debt security on a secondary market at a price lower than its stated redemption price, the difference is “market discount.” Generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.
A Fund also may purchase debt securities at a premium (i.e., at a purchase price in excess of face amount). The premium may be amortized if a Fund so elects. The amortized premium is first offset against interest received on the securities and then allowed as a deduction and generally must be amortized under an economic accrual method. The amortized bond premium on a security will reduce a Fund’s adjusted tax basis in the security.
Income from direct investments in commodities and certain types of derivative contracts regarding commodities, such as certain swaps on commodity indices, is not “qualifying income” for purposes of the income requirement. Although the IRS had issued a large number of private letter rulings (“PLRs”) (which the Funds may not cite as precedent) beginning in 2006 stating that income a RIC derives from certain “structured notes that create a commodity exposure” (i.e., commodity-linked notes) constitutes qualifying income, the IRS (1) suspended the issuance of those rulings in July 2011 and (2) in September 2016 issued guidance providing that it will not “ordinarily” issue PLRs on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” As a result, the IRS is revoking outstanding PLRs regarding commodity-linked notes, and it is highly unlikely that future PLRs addressing the status of those notes will be issued, if at all.  Accordingly, if a Fund invests in those notes to an extent that might threaten its ability to satisfy the income requirement, the Fund may be unable to qualify as a RIC for one or more taxable years.
The Cornerstone Conservative Fund and the Cornerstone Equity Fund (each, a Fund-of-Funds) each invests its assets primarily in shares of underlying affiliated funds. Accordingly, a Fund-of-Fund’s income will consist of distributions from the underlying affiliated funds and net gains, if any, realized from the disposition of shares of those funds. If an underlying affiliated fund qualifies for treatment as a RIC − each has done so for its past taxable years and intends to continue to do so for its current and future taxable years − (1) dividends paid to a Fund-of-Funds from the underlying affiliated fund’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Fund-of-Funds as ordinary income to the extent of the underlying affiliated fund’s earnings and profits and (2) distributions paid to a Fund-of-Funds from the underlying affiliated fund’s net capital gain will be taxable to the Fund-of-Funds as long-term capital gains, regardless of how long the Fund-of-Funds has held the underlying affiliated fund’s shares. (As noted in the Fund-of-Funds’ prospectus, a Fund-of-Funds will be able to avoid having to pay entity-level income tax on those distributions by distributing the amount thereof to its shareholders.) If a Fund-of-Funds purchases shares of an underlying affiliated fund within 30 days before or after redeeming other shares of that fund at a loss (whether pursuant to a rebalancing of the Fund-of-Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund-of-Funds and instead will increase its basis in the newly purchased shares.
References herein to a Fund’s investments and the federal income tax consequences thereof to the Fund should be read to include reference to investments of and those consequences to the underlying affiliated funds.
Taxation of the Shareholders
Shareholders of all Funds. Distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, distributions a Fund declares in October, November, or December that are payable to shareholders of record in such a month are deemed to have been received on December 31, if the Fund pays the distributions during the following January.

Any gain or loss a shareholder realizes on the redemption or exchange of shares of a Fund, or on receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any such gain an individual shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned in each Fund’s prospectus. Any loss realized on a redemption or exchange of shares will be disallowed to the extent the shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares, except as noted below with respect to the USAA Growth and Tax Strategy Fund.
If a Fund's distributions in a taxable year exceed its current and accumulated earnings and profits, the excess distributed to each shareholder will be treated as a “return of capital” to the extent of the shareholder’s basis in its shares and thereafter as capital gain—a Fund's capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryovers offset current taxable year realized gains. A return of capital distribution is not taxable, but it reduces a shareholder's basis in its shares and thus results in a higher capital gain or lower capital loss when the shares are redeemed. Distributions in excess of a Fund's distribution requirement, but not in excess of its earnings and profits, will be taxable to its shareholders and will not constitute non-taxable returns of capital.
If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to (“in lieu of”) any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be QDI, distributions to the Fund's shareholders of such “in lieu of” payments will not be treated as such and instead will be taxed at the shareholders’ marginal federal income tax rates.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, each Fund (or its administrative agent) must report to the IRS the basis information for Fund shares purchased after December 31, 2011, (Covered Shares) that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, each Fund will indicate whether the lot has been adjusted for a wash sale. The requirement to report only the gross proceeds from a redemption or exchange of Fund shares will continue to apply to all non-Covered Shares.
Shareholders of Growth and Tax Strategy Fund (in this sub-section, the Fund). At least 50% of the value of the Fund’s total assets must consist of obligations the interest on which is excludable from gross income pursuant to section 103(a) of the Code in order for it to be entitled to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends paid by the Fund are excludable from a shareholder’s gross income for federal income tax purposes, although the amount of those dividends must be reported on the recipient’s federal income tax return. The Fund intends to continue to satisfy that requirement.
If a shareholder of the Fund redeems or exchanges shares held for six months or less at a loss and received an exempt-interest dividend with respect to the shares, the loss will be disallowed to the extent of such exempt-interest dividend. Shareholders who are recipients of Social Security or railroad retirements benefits should be aware that exempt-interest dividends received from the Fund are includible in their “modified adjusted gross income” for purposes of determining the amount of those benefits, if any, that are required to be included in their gross income.
To the extent the Fund generates taxable income, the portion of any dividend it pays that is attributable to that income will be taxable to its shareholders as ordinary income to the extent of its earnings and profits (and may qualify for the 15% and 20% maximum federal income tax rates on QDI applicable to individual shareholders), and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if the Fund realizes net capital gain as a result of market transactions, any distributions of the gain will be taxable to its individual shareholders.
All distributions of investment income during a year will have the same percentage designated as tax-exempt. This method is called the “average annual method.” Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.
The Fund may invest in private activity bonds (“PABs”). Except as noted in the following sentence interest on certain PABs is a tax preference item for purposes of the federal alternative minimum tax (“AMT”) − which is a supplemental tax designed to ensure that all taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items) − although that interest continues to be excludable from federal gross income. Pursuant to the American Recovery and Reinvestment Act of 2009, bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009, will not be PABs and the interest thereon thus will not be a tax preference item. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes. Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, “substantial user” is defined to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.
Opinions relating to the validity of the tax-exempt securities purchased for the Fund and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager’s nor the Fund’s counsel makes any review of the basis for such opinions.
The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are a resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.
*        *        *        *        *
The foregoing discussion of certain federal tax considerations affecting each Fund and its shareholders is only a summary and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax consequences of investing in shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on current applicable provisions of the Code and the regulations promulgated thereunder, judicial authority, and administrative interpretations published by the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.
Trustees and Officers of the Trust
The Board consists of 10 Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including Victory Capital and its affiliates.
Board Leadership Structure
The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Independent Trustees”) and two Trustees who are “interested persons” of the Funds (the “Interested Trustees.”) Mr. Dan McNamara, the Chairman of the Board, is deemed an “interested person” due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an “interested person” due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds. In addition, Mr. Boyce, the Vice Chairman of the Board, also has been designated a Lead Independent Trustee. The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds' management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Vice Chairman and Lead Independent Trustee may call meetings of the Board and any Board committee whenever he deems it necessary and presides at meetings of the Trustees in the absence of the Chairman. The Vice Chairman and Lead Independent Trustee participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. In addition, the Vice Chairman and Lead Independent Trustee will coordinate activities performed by the Independent Trustees as a group and will serve as the main liaison between the Independent Trustees and the Funds' management and officers between meetings. The Vice Chairman and Lead Independent Trustee may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Vice Chairman to be integral to promoting effective independent oversight of the Funds' operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds' shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustees provide the Board with the Manager’s perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Oversight of Risk Management
As a series of a registered investment company, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk, and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk, and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds' external auditors and periodic presentations from the Manager.
The Board also participates in the Funds' risk oversight, in part, through the Funds' compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics, and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance, and market timing. The Board also receives periodic updates regarding cybersecurity matters. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management, and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds' chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.
Victory Capital seeks to identify for the Board the risks that it believes may affect the Funds and develop processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds' risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.
Among other committees, the Board has established an Audit and Compliance Committee, which is composed solely of Independent Trustees and oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.
Trustee Qualifications
The Board believes that all the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for Victory Capital and, ultimately, the Funds' shareholders.
Set forth below are the Independent Trustees and the Interested Trustees, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board. The mailing address of the Trustees is 15935 La Cantera Parkway, Building Two, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Lead Independent Trustee and Vice Chairman	Trustee since September 2013, Lead Independent Trustee and Vice Chairman since July 2019	Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over six years’ experience as a Board member of the USAA Mutual Funds.	One registered investment company offering 47 individual funds	Westhab, Inc., New York Theological Seminary
Robert L. Mason, Ph.D. (July 1946)	Trustee	Trustee since January 1997 and Chairman from January 2012 to July 2019	Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (2001-present); Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses on providing innovative technology, science, and engineering services to clients around the world and is one of the oldest independent, nonprofit, applied research and development organizations in the United States. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 23 years’ experience as a Board member of the USAA Mutual Funds.	One registered investment company offering 47 individual funds	None
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over six years’ experience as a Board member of the USAA Mutual Funds.	One registered investment company offering 47 individual funds	None

Name and Date of Birth	Position(s) Held with Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over eight years’ experience as a Board member of the USAA Mutual Funds. Paul L. McNamara is of no relation to Daniel S. McNamara.	One registered investment company offering 47 individual funds	None
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation’s warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force’s mission. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over three years’ experience as a Board member of the USAA Mutual Funds.	One registered investment company offering 47 individual funds	PredaSAR Corp.

Name and Date of Birth	Position(s) Held with Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over 12 years’ experience as a Board member of the USAA Mutual Funds.	One registered investment company offering 47 individual funds	None
Michael F. Reimherr (August 1945)	Trustee	Trustee since January 2000	President of Reimherr Business Consulting performing business valuations of medium to large companies, developing business plans, budgets, internal financial reporting, and mergers and acquisitions (05/95-12/17); St. Mary's University Investment Committee overseeing University Endowment (06/14-present). Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 20 years’ experience as a Board member of the USAA Mutual Funds.	One registered investment company offering 47 individual funds	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk.	One registered investment company offering 47 individual funds	Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.
*	Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee reaches age 75, and the Interested Trustees may serve as a Trustee until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign, or may be removed by a written instrument signed by two-thirds of the number of Trustees before the removal, or may be removed by a vote of two-thirds of the outstanding shares of the Trust, at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.
Trustees and officers of the Trust who are employees of the Manager or affiliated companies are considered “interested persons” under the 1940 Act.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Total Number of USAA Mutual Funds Overseen by Officer	Other Directorships Held During the Past Five Years
Interested Trustees
Daniel S. McNamara (June 1966)	Trustee and Chairman	Trustee since January 2012 and Chairman since July 2019	Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Director of USAA Investment Management Company (IMCO) (09/09-present); Chairman of Board of IMCO (4/13-present); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director and Vice Chairman of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Chairman of Board of ICORP (12/13-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); Chairman of Board of FAI (3/15-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	One registered investment company offering 47 individual funds	None
David C. Brown (May 1972)	Trustee	Trustee since July 2019	Chairman and Chief Executive Officer (2013- present), Co-Chief Executive Officer, (2011- 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (2013- present), Victory Capital Holdings, Inc. Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.	One registered investment company offering 47 individual funds	Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)
The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, Building Two, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers
Chris Dyer (February 1962)	President	July 2019	Director of Mutual Fund Administration, Victory Capital Management Inc. (2004 -present).
Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present); Senior Analyst, Fund Administration, Victory Capital Management Inc. (2005-2015).
James K. De Vries (April 1969)	Treasurer	March 2018	Executive Director, Victory Capital Management Inc. (7/1/19- present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds’ Principal Financial Officer.
Erin Wagner (February1974)	Secretary	July 2019	Deputy General Counsel, Victory Capital Management Inc. (2013-present)
Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
Amy Campos (July 1976)	Chief Compliance Officer	July 2019	Chief Compliance Officer, USAA Mutual Funds Trust (7/1/19-present); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (7/17-6/19); Compliance Director, USAA Mutual Funds Trust (2014-7/17).
Committees of the Board
The Board typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA Mutual Funds. During the Funds' most recent fiscal year ended May 31, 2020, the Board held meetings four times. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has four committees: an Audit and Compliance Committee, a Product Management and Distribution Committee, a Corporate Governance Committee, and an Investments Committee. The duties of these four Committees and their membership are as follows:
Audit and Compliance Committee: The Audit and Compliance Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee has responsibility for the review of the Trust’s compliance program and the performance of the Trust’s chief compliance officer, as well as responsibility for certain additional compliance matters. The membership of the Audit and Compliance Committee is comprised of all Independent Trustees, with Ms. Hawley serving as the chair of the Committee. During the Funds' most recent fiscal year ended May 31, 2020, the Audit and Compliance Committee held four meetings.

Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board reviews the Funds offered by the Trust and the respective investment objectives and policies, as well as the Manager’s selection of subadvisers; oversees the distribution and marketing of the Funds; and assists the Board in overseeing certain third-party service providers and related matters. The Product Management and Distribution Committee provides oversight with respect to the sale and distribution of shares of the Funds, including payments made by the Funds pursuant to the Trust’s 12b-1 Plan. The membership of the Product and Distribution Committee is comprised of all Trustees, with Mr. Walters serving as the chair of the Committee. During the Funds' most recent fiscal year ended May 31, 2020, the Product Management and Distribution Committee held four meetings.
Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and the Independent Trustees. The Corporate Governance Committee is responsible for maintaining a policy on Board tenure and term limitations for the Independent Trustees, establishing procedures to identify and recruit potential candidates for Board membership, and recommending candidates to fill any vacancy for Independent Trustees on the Board. The Corporate Governance Committee has adopted procedures to consider nominees recommended by shareholders. Shareholders may send recommendations to Mr. Paul McNamara, chair of the Corporate Governance Committee. To be considered by the Board, any recommendations for a nomination submitted by a shareholder must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The membership of the Corporate Governance Committee is comprised of all Independent Trustees, with Mr. P. McNamara serving as the chair of the Committee. During the Funds' most recent fiscal year ended May 31, 2020, the Corporate Governance Committee held six meetings.
Investments Committee: The Investments Committee assists the Board in fulfilling its responsibilities overseeing, among other things: the investment programs implemented by Victory Capital and/or, if applicable, the investment subadviser(s) for the Funds; the performance and portfolio composition of the Funds; and the valuation and liquidity of each Fund’s assets. In addition, the Investments Committee coordinates the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. The membership of the Investments Committee is comprised of all Trustees, with Dr. Ostdiek serving as the chair of the Committee. During the Funds' most recent fiscal year ended May 31, 2020, the Investments Committee held six meetings.
There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.
The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Mutual Funds overseen by the Trustees as of the calendar year ended December 31, 2019. As of June 30, 2020, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Trust.
	USAA Cornerstone Conservative Fund	USAA Cornerstone Moderately Conservative Fund	USAA Cornerstone Moderate Fund	USAA Cornerstone Moderately Aggressive Fund
Interested Trustees
Daniel S. McNamara	None	None	None	None
David C. Brown	None	None	None	None
Independent Trustees
Robert L. Mason, Ph.D.	None	None	None	$50,001 - $100,000
Jefferson C. Boyce	None	None	None	None
Dawn M. Hawley	None	None	None	None
Paul L. McNamara	None	None	None	None
Richard Y. Newton, III	None	None	None	None
Barbara B. Ostdiek, Ph.D.	None	None	None	$0 - $10, 000
Michael F. Reimherr	None	None	None	None
John C. Walters	None	None	None	None

	USAA Cornerstone Aggressive Fund	USAA Cornerstone Equity Fund	USAA Precious Metals and Minerals Fund	USAA International Fund
Interested Trustees
Daniel S. McNamara	None	None	None	None
David C. Brown	None	None	None	None
Independent Trustees
Robert L. Mason, Ph.D.	None	None	None	$10, 001 - $50,000
Jefferson C. Boyce	None	None	None	None
Dawn M. Hawley	None	None	None	None
Paul L. McNamara	None	None	None	$10,001 - $50,000
Richard Y. Newton, III	None	None	None	None
Barbara B. Ostdiek, Ph.D.	None	None	None	None
Michael F. Reimherr	None	None	None	None
John C. Walters	None	None	None	None

	USAA Emerging Markets Fund	USAA Sustainable World Fund	USAA Growth and Tax Strategy Fund	USAA Government Securities Fund
Interested Trustees
Daniel S. McNamara	None	None	None	None
David C. Brown	None	None	None	None
Independent Trustees
Robert L. Mason, Ph.D.	None	None	None	None
Jefferson C. Boyce	None	None	None	None
Dawn M. Hawley	None	$10,001 - $50,000	$10,001 - $50,000	None
Paul L. McNamara	None	None	None	None
Richard Y. Newton, III	None	None	None	None
Barbara B. Ostdiek, Ph.D.	None	$0 - $10, 000	None	None
Michael F. Reimherr	None	None	None	None
John C. Walters	None	None	None	None

	USAA Treasury Money Market Trust	USAA Managed Allocation Fund	Total in USAA Mutual Funds
Interested Trustees
Daniel S. McNamara	None	$10,001 - $50,000	Over $100,000
David C. Brown	None	None	None
Independent Trustees
Robert L. Mason, Ph.D.	None	None	Over $100,000
Jefferson C. Boyce	$10,001 - $50,000	None	$50,001 - $100,000
Dawn M. Hawley	None	None	Over $100,000
Paul L. McNamara	Over $100,000	None	Over $100,000
Richard Y. Newton, III	None	None	$0 - $10, 000
Barbara B. Ostdiek, Ph.D.	None	None	$50,001 - $100,000
Michael F. Reimherr	$10,001 - $50,000	None	Over $100,000
John C. Walters	None	None	Over $100,000
The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended May 31, 2020.

Name of Trustee	Aggregate Compensation from Funds Listed in this SAI	Total Compensation from the USAA Mutual Funds (b)
Interested Trustee
Daniel S. McNamara	None (a)	None (a)
David C. Brown	None (a)	None (a)
Independent Trustee
Robert L. Mason, Ph.D.	$	$
Jefferson C. Boyce	$	$
Dawn Hawley	$	$
Richard Y. Newton, III	$	$
Paul L. McNamara	$	$
Barbara B. Ostdiek, Ph.D.	$	$
Michael F. Reimherr	$	$
John C. Walters	None	None
(a)	Daniel S. McNamara is affiliated with the Trust’s prior investment adviser, AMCO, and David C. Brown is affiliated with the Trust’s investment adviser,
Victory Capital. Accordingly, neither receives any remuneration from the Trust or any other fund of the USAA Mutual Fund Complex.
(b)	At May 31, 2020, the Fund Complex consisted of one registered investment company offering 47 individual funds.
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company, who acknowledges the existence of control, or by whom the Fund acknowledges control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. Since the economic benefit of investing in a Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.
Control Persons
As of June 30, 2020, there were no control persons of the Funds.
Principal Shareholders
As of June 30, 2020, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated in the table below. Information provided for Class A shares is that of the Adviser shares, which were redesignated Class A shares on June 29, 2020.
Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
USAA Cornerstone Moderate Fund	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA Cornerstone Moderately Conservative Fund	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA Cornerstone Aggressive Fund	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
USAA Precious Metals and Minerals Fund	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA Cornerstone Moderately Aggressive Fund	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA International Fund	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA Gowth and Tax Strategy Fund	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA Growth and Tax Strategy Fund	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105		Record
USAA Growth and Tax Strategy Fund	Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonfille, FL 32246		Record
USAA Sustainable World Fund	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA Emerging Markets Fund	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA Government Securities Fund	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA Treasury Money Market Trust	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
USAA Cornerstone Conservative Fund	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA Cornerstone Equity Fund	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA Managed Allocation Fund	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA Precious Metals and Minerals Fund Institutional Shares	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS, MN 55402-1110		Record
USAA Precious Metals and Minerals Fund Institutional Shares	GERLACH & CO, LLC/CITIBANK OPEN WE1 60 SOUTH SIXTH STREET-P08 MINNEAPOLIS, MN 55402-1110		Record
USAA International Fund Institutional Shares	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA International Fund Institutional Shares	Mac & Co. A/C 684261 PO Box 3198, 525 William Penn Place Pittsburgh, PA 15230-3198		Record
USAA International Fund Institutional Shares	Gerlach & Co., LLC/Citibank Open WE 1 3800 Citigroup Ctr Building B3 14 Tampa, FL 33610		Record
USAA Sustainable World Fund Institutional Shares	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA Sustainable World Fund Institutional Shares	TD Ameritrade PO BOX 2226 OMAHA, NE 68103-2226		Record
USAA Emerging Markets Fund Institutional Shares	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
USAA Emerging Markets Fund Institutional Shares	MAC & CO A/C 684250 ATTN: MUTUAL FUND OPERATIONS 499 WASHINGTON BLVD JERSEY CITY, NJ 07310		Record
USAA Emerging Markets Fund Institutional Shares	Gerlach & Co., LLC/Citibank Open WE 1 3800 Citigroup Ctr Building B3 14 Tampa, FL 33610		Record
USAA Government Securities Fund Institutional Shares	Gerlach & Co., LLC/Citibank Open WE 1 3800 Citigroup Ctr Building B3 14 Tampa, FL 33610		Record
USAA Precious Metals and Minerals Fund Class A Shares	Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor, CT 06095		Record
USAA Precious Metals and Minerals Fund Class A Shares	United Services Automoblie Assn C/O Portfolio Accounting 9800 Fredericksburg Road San Antonio, TX 78288-0001		Beneficial
USAA Precious Metals and Minerals Fund Class A Shares	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA International Fund Class A Shares	United Services Automoblie Assn C/O Portfolio Accounting 9800 Fredericksburg Road San Antonio, TX 78288-0001		Beneficial
USAA International Fund Class A Shares	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA Sustainable World Fund Class A Shares	United Services Automoblie Assn C/O Portfolio Accounting 9800 Fredericksburg Road San Antonio, TX 78288-0001		Beneficial
USAA Sustainable World Fund Class A Shares	National Financial 499 Washington Blvd. Jersey City, NJ 07310		Record
USAA Sustainable World Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith (FBO) its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246		Record

Title of Class	Name and Address of Owner	Percent of Class	Nature of Ownership[1]
USAA Emerging Markets Fund Class A Shares	United Services Automoblie Assn C/O Portfolio Accounting 9800 Fredericksburg Road San Antonio, TX 78288-0001		Beneficial
USAA Government Securities Fund Class A Shares	United Services Automoblie Assn C/O Portfolio Accounting 9800 Fredericksburg Road San Antonio, TX 78288-0001		Beneficial
USAA International Fund R6 Shares	United Services Automoblie Assn C/O Portfolio Accounting 9800 Fredericksburg Road San Antonio, TX 78288-0001		Record
USAA Government Securities Fund R6 Shares	United Services Automoblie Assn C/O Portfolio Accounting 9800 Fredericksburg Road San Antonio, TX 78288-0001		Beneficial
USAA Government Securities Fund R6 Shares	National Financial For the Exclusive Benefit of its Customers 499 Washington Blvd. Jersey City, NJ 07310		Record
[1]	“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e., “Jane Doe Shareholder.”
The Trust’s Manager and Other Service Providers
Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Pkwy, Building Two, San Antonio, Texas 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”) a publicly traded Delaware corporation. As of June 30, 2020, Victory Capital managed assets totaling in excess of $129.1 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds. Effective July 1, 2019, VCH acquired AMCO from its parent company and Victory Capital became the adviser to the Funds.
Subject to the authority of the Board, the Manager is responsible for the overall management and administration of the Funds’ business affairs. Victory Capital is responsible for selecting each Fund’s investments according to the Fund’s investment objective, policies, and restrictions. Victory Capital is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Advisory Agreement also authorizes Victory Capital to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements.
Advisory Agreement
Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of the Trust, to determine the selection, amount, and time to buy or sell securities for the Funds.
For the services under this agreement, each Fund has agreed to pay the Manager a fee computed as described under Fund Management in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons also are employees of the Manager or its affiliates.
Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material and all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of the Manager; administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; fees and expenses related to the registration and qualification of the Funds’ shares for distribution under state and federal securities laws; expenses of typesetting for printing prospectuses and SAIs and supplements thereto expenses of printing and mailing these sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust’s Board of Trustees; (xii) association membership dues authorized by the Trust’s Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds’ assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust’s Trustees and officers.
The Advisory Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.
The Advisory Agreement will remain in effect until June 30, 2021, and will continue in effect from year to year thereafter for each such Fund as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board (on behalf of such Fund), and (ii) by vote of a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without payment of any penalty, by either the Trust or Victory Capital on 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).
For the last three fiscal years ended May 31 total management fees (gross of any applicable waivers and/or reimbursements) are stated in the table below. Information provided for Class A shares is that of the Adviser Shares, which were redesignated Class A shares on June 29, 2020.
Fund	2020	2019	2018
USAA Growth and Tax Strategy Fund		$1,431,175	$1,580,702
USAA Cornerstone Moderately Conservative Fund		$1,110,105	$1,081,660
USAA Cornerstone Moderate Fund		$6,856,193	$6,877,285
USAA Cornerstone Moderately Aggressive Fund		$16,574,717	$14,642,764
USAA Cornerstone Aggressive Fund		$2,085,756	$1,953,915
USAA Precious Metals and Minerals Fund Shares		$3,551,506	$3,998,325
USAA Precious Metals and Minerals Fund Institutional Shares		$99,202	$13,429
USAA Precious Metals and Minerals Fund Class A		$121,299	$120,531
USAA Emerging Markets Fund Shares		$3,414,178	$4,122,227
USAA Emerging Markets Fund Institutional Shares		$5,084,061	$6,172,215
USAA Emerging Markets Fund Class A		$46,139	$53,038
USAA International Fund Shares		$13,360,666	$14,087,505
USAA International Fund Institutional Shares		$16,286,312	$18,427,153
USAA International Fund Class A		$57,400	$60,289
USAA International Fund R6 Shares		$27,097	$-
USAA Government Securities Fund Shares		$426,696	$470,503
USAA Government Securities Fund Institutional Shares		$778,708	$270,557
USAA Government Securities Fund Class A		$4,646	$4,802
USAA Government Securities Fund R6 Shares		$7,954	$7,296
USAA Treasury Money Market Trust		$5,448,531	$4,094,987
USAA Managed Allocation Fund		$4,590,728	$4,870,412
USAA Sustainable World Fund Shares		$9,791,673	$10,415,808
USAA Sustainable World Fund Institutional Shares		$101,139	$162,790
USAA Sustainable World Fund Class A		$70,788	$103,907
The management fees of each Fund (except the USAA Cornerstone Moderate Fund, USAA Cornerstone Moderately Aggressive Fund, USAA Cornerstone Conservative Fund, USAA Cornerstone Moderately Conservative Fund, USAA Cornerstone Aggressive Fund, USAA Cornerstone Equity Fund, USAA Managed Allocation Fund, and the USAA Treasury Money Market Trust) are based upon two components: (1) a base investment management fee, which is accrued daily and paid monthly, computed at an annual rate based on the average daily net assets of the Fund and (2) a performance adjustment that will be added to or subtracted from the base investment management fee depending upon the performance of the Fund relative to a relevant Lipper Index. Under the investment advisory agreement with Victory Capital that took effect on July 1, 2019, no performance adjustments were made for the period beginning July 1, 2020, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments, as described below. Each Fund’s performance will be compared to the Lipper Indexes as listed below:
Fund	Lipper Index
USAA Precious Metals and Minerals Fund	Precious Metals Equity Funds Index
USAA Emerging Markets Fund	Emerging Markets Funds Index
USAA Government Securities Fund	Intermediate U.S. Government Funds Index
USAA Growth and Tax Strategy Fund	Composite Index
USAA International Fund	International Funds Index
USAA Sustainable World Fund	Global Funds Index
With respect to the USAA Treasury Money Market Trust, USAA Cornerstone Moderate Fund, USAA Cornerstone Moderately Aggressive Fund, USAA Cornerstone Moderately Conservative Fund, USAA Cornerstone Aggressive Fund, and the USAA Managed Allocation Fund the management fee consists solely of the base investment management fee. Victory Capital does not receive any management fee for the USAA Cornerstone Conservative Fund or the USAA Cornerstone Equity Fund.
From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. As a result of the Funds' expense limitations previously in effect by AMCO, for the period of June 1, 2019, through June 30, 2019, and for the fiscal years ended May 31, 2019 and 2018, AMCO reimbursed the Funds as follows:
Fund	2020	2019	2018
USAA Cornerstone Conservative Fund		$45,639	$39,155
USAA Cornerstone Moderately Aggressive Fund		$963,191	$-
USAA Cornerstone Moderately Conservative Fund		$393,717	$363,595
USAA Cornerstone Moderate Fund		$285,260	$318,125
USAA Cornerstone Aggressive Fund		$477,580	$472,719
USAA Cornerstone Equity Fund		$56,551	$56,868
USAA Emerging Markets Fund Class A		$1,871	$5,090
USAA International Fund Class A		$4,352	$5,885
USAA International Fund R6 Shares		$42,554	$-
USAA Government Securities Fund Class A		$5,973	$6,452
USAA Government Securities Fund R6 Shares		$10,110	$16,829
USAA Precious Metals and Minerals Institutional Shares		$25,194	$-
USAA Treasury Money Market Trust		$-	$-
USAA Sustainable World Fund Institutional Shares		$8,206	$-
USAA Sustainable World Fund Class A		$10,431	$5,525
For the period July 1, 2019 to May 31, 2020, Victory Capital reimbursed the Funds as follows:
Fund	2020
USAA Cornerstone Conservative Fund
USAA Cornerstone Moderately Aggressive Fund
USAA Cornerstone Moderately Conservative Fund
USAA Cornerstone Moderate Fund
USAA Cornerstone Aggressive Fund
USAA Cornerstone Equity Fund
USAA Emerging Markets Fund Class A
USAA International Fund Class A
USAA International Fund R6 Shares
USAA Government Securities Fund Class A
USAA Government Securities Fund R6 Shares
USAA Precious Metals and Minerals Institutional Shares
USAA Treasury Money Market Trust
USAA Sustainable World Fund Institutional Shares

Fund	2020
USAA Sustainable World Fund Class A
Some Funds may invest in affiliated ETFs. These ETFs incur their own management and other fees and expenses. AMCO reimbursed the Funds for any management fees incurred through investment in the affiliated ETFs. The ETF management fee reimbursements are included in the table above. For the period of June 1, 2019 through June 30, 2019, and for the fiscal years ended May 31, 2019 and 2018 such reimbursements were as follows:
Fund	2020	2019	2018
USAA Cornerstone Moderately Conservative Fund		$994	$153
USAA Cornerstone Moderate Fund		$5,531	$1,529
USAA Cornerstone Moderately Aggressive Fund		$7,039	$2,217
USAA Cornerstone Aggressive Fund		$1,639	$229
For the period July 1, 2019 to May 31, 2020, Victory Capital reimbursed the Funds as follows:
Fund	2020
USAA Cornerstone Moderately Conservative Fund
USAA Cornerstone Moderate Fund
USAA Cornerstone Moderately Aggressive Fund
USAA Cornerstone Aggressive Fund
Computing the Performance Adjustment
For any month, the base investment management fee of each Fund will equal the Fund’s average daily net assets for that month multiplied by the annual base investment management fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The Investment Advisory Agreement with Victory Capital permits calculation and application of the performance adjustment (1) on a class-by-class basis or (2) by designating a single share class of a Fund for purposes to calculate the performance adjustment, and then applying the same performance adjustment to each other class of shares of the Fund. The performance adjustment is currently calculated separately for each share class on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of each Fund's relevant Lipper Index. The methodology for calculating the performance adjustment may change in the future, as approved by the Board of the Trust and consistent with the terms of the Investment Advisory Agreement.
The performance period for each Fund consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the chart below:
Fixed Income Funds:
USAA Government Securities Fund
USAA Growth and Tax Strategy Fund

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets) [1]
+/- 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the relevant share class are calculated over a rolling 36-month period.

Equity Funds:
USAA Precious Metals and Minerals Fund
USAA Emerging Markets Fund
USAA International Fund
USAA Sustainable World Fund

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets) [1]
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
[1]	Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point (.01%). Average daily net assets are calculated over a rolling 36-month period.
For example, assume that a fixed-income fund with average daily net assets of $900 million has a base investment management fee of 0.30 of 1% (30 basis points) of the fund’s average daily net assets. Also assume that the fund had average daily net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:
	Examples
	1	2	3	4	5	6
Fund Performance (a)	6.80%	5.30%	4.30%	-7.55%	-5.20%	-3.65%
Index Performance (a)	4.75%	5.15%	4.70%	-8.50%	-3.75%	-3.50%
Over/Under Performance (b)	205	15	-40	95	-145	-15
Annual Adjustment Rate (b)	6	-	-4	5	-6	-
Monthly Adjustment Rate (c)	0.00%	n/a	0.00%	0.00%	0.00%	n/a
Base Fee for Month	$221,918	$221,918	$221,918	$221,918	$221,918	$221,918
Performance Adjustment	41,650	-	-28,050	34,850	-41,650	-
Monthly Fee	$263,568	$221,918	$193,868	$256,768	$180,268	$221,918
(a)	Average annual performance over a 36-month period
(b)	In basis points 1/100th of a percent
(c)	Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage
Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base investment management fee is based upon the Fund’s performance compared to the investment record of its Lipper Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective Lipper Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
Subadvisory Agreements
The Manager has entered into Subadvisory Agreements dated July 1, 2019, with Lazard Asset Management LLC (“Lazard”), Massachusetts Financial Services Company (d/b/a MFS Investment Management (“MFS”), Northern Trust Investments, Inc. (“NTI”), and Wellington Management Company LLP, (“Wellington Management”) under which each Subadviser is engaged to provide day-to-day discretionary management of the portion of the applicable Fund’s assets allocated to it by the Manager. Each Subadviser will manage the applicable Fund’s assets in accordance with that Fund’s investment objective(s), policies, and restrictions, subject to the general supervision of the Manager and the Board. The Manager may allocate all, a portion, or none of a Fund’s assets to a Subadviser in its discretion.
Each Subadvisory Agreement will remain in effect with respect to a Fund until June 30, 2021. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund) and (ii) by vote of a majority of the Trustees who are not interested persons of Victory Capital or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated, without penalty, with respect to a Fund at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act) on 60 days’ written notice; by Victory Capital at any time; or by the applicable Subadviser on 90 days’ written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).
For the USAA Growth and Tax Strategy Fund, the Manager has entered into a Subadvisory Agreement with NTI. For the USAA Emerging Markets Fund, the Manager has entered into a Subadvisory Agreement with Lazard. For the USAA International Fund, the Manager has entered into Subadvisory Agreements with Lazard and Wellington Management. For the USAA Sustainable World Fund, the Manager has entered into a Subadvisory Agreement with MFS.
Lazard is an indirect, wholly owned subsidiary of Lazard Ltd. Lazard is located at 30 Rockefeller Plaza New York, NY 10112.
MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199.
NTI, located at 50 South LaSalle Street, Chicago, Illinois 60603, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Prior to July 1, 2019, MFS served as a Subadviser of the USAA International Fund, and the Manager served as a Subadviser to the USAA Emerging Markets Fund through its investment franchise, Expedition Partners.
For the period of June 1, 2019, through June 30, 2019, and for the fiscal years ended May 31, 2019 and 2018, AMCO paid the following aggregate subadvisory fees for the subadvised Funds listed in this SAI.
Fund	2020	2019	2018
USAA Emerging Markets Fund		$5,552,086	$7,430,075
USAA International Fund		$13,569,573	$14,830,186
USAA Growth and Tax Strategy Fund		$295,952	$268,982
USAA Sustainable World Fund		$4,040,864	$4,231,708
For the period of July 1, 2019, through May 31, 2020, the Adviser paid the following aggregate subadvisory fees for the subadvised Funds listed in this SAI.
Fund	2020
USAA Emerging Markets Fund
USAA International Fund
USAA Growth and Tax Strategy Fund
USAA Sustainable World Fund
Administration, Servicing, and Accounting Agreement
Under a Fund Administration, Servicing, and Accounting Agreement effective July 1, 2019 (“Administration Agreement”), Victory Capital is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Funds. Victory Capital may delegate one or more of its responsibilities to others at its expense. Citi Fund Services of Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital, as disclosed in greater detail under “Sub-Administrator and Sub-Fund Accountant.” As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that

Victory Capital provides as investment adviser, all subject to the supervision of the Board. Prior to July 1, 2019, AMCO served as the Funds' administrator under a separate agreement.
Victory Capital coordinates the preparation, filing, and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semiannual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.
Victory Capital also performs fund accounting services for each Fund. In addition, the Funds may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred in providing the services and certain other expenses specifically allocated to the Funds under the Administration Agreement.
The Administration Agreement provides that Victory Capital shall not be liable for any action or inaction, except for any action or inaction constituting willful misfeasance, bad faith, or negligence in the performance of its duties hereunder or the reckless disregard of such duties.
For these services under the Administration Agreement, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average daily net assets for each Fund Share class (excluding the USAA Cornerstone Conservative Fund, USAA Cornerstone Equity Fund, USAA Managed Allocation Fund, and the USAA Treasury Money Market Trust) and Class A share class. With respect to the USAA Managed Allocation Fund the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average daily net assets for the Fund. With respect to the USAA Treasury Money Market Trust, the Trust has agreed to pay one-tenth of one percent (0.10%) of the average daily net assets for the Fund. The Trust currently pays no fees to Victory Capital with respect to the USAA Cornerstone Conservative and USAA Cornerstone Equity Funds.
With respect to the Institutional Shares class of the USAA Sustainable World Fund, USAA Government Securities Fund, USAA Emerging Markets, USAA International Fund, and USAA Precious Metals and Minerals Fund, for these services under the Administration Agreement, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average daily net assets.
With respect to the R6 Share class of the USAA Government Securities Fund and the USAA International Fund, for these services under the Administration Agreement, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average daily net assets. In addition, the Funds may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration Agreement.
Prior to July 1, 2019, AMCO served as the Funds' administrator under a separate agreement. For the period of June 1, 2019, through June 30, 2019, and for the fiscal years ended May 31, 2019 and 2018, the Funds paid administration and servicing fees to AMCO as follows:
Fund	2020	2019	2018
USAA Growth and Tax Strategy Fund		$736,664	$639,326
USAA Cornerstone Moderate Fund		$1,743,100	$1,748,462
USAA Cornerstone Moderately Aggressive Fund		$4,213,911	$3,722,737
USAA Cornerstone Moderately Conservative Fund		$333,032	$324,498
USAA Cornerstone Aggressive Fund		$521,439	$476,128
USAA Precious Metals and Minerals Fund Shares		$706,374	$846,689
USAA Precious Metals and Minerals Fund Institutional Shares		$13,050	$4,598
USAA Precious Metals and Minerals Fund Class A		$24,260	$25,375
USAA Emerging Markets Fund Shares		$534,352	$628,320
USAA Emerging Markets Fund Institutional Shares		$532,085	$625,309
USAA Emerging Markets Fund Class A		$7,204	$8,089
USAA International Fund Shares		$2,627,954	$2,761,335
USAA International Fund Institutional Shares		$2,123,880	$2,414,933
USAA International Fund Class A		$11,429	$12,011
USAA Sustainable World Fund Shares		$1,958,335	$2,059,562

Fund	2020	2019	2018
USAA Sustainable World Fund Institutional Shares		$13,422	$21,662
USAA Sustainable World Fund Class A		$14,158	$20,782
USAA Government Securities Fund Shares		$484,106	$547,731
USAA Government Securities Fund Institutional Shares		$595,041	$215,154
USAA Government Securities Fund Class A		$7,254	$8,067
USAA Government Securities Fund R6 Shares		$3,121	$2,935
USAA Treasury Money Market Trust		$4,358,825	$3,275,990
USAA Managed Allocation Fund		$382,561	$405,868
For the period July 1, 2019, through May 31, 2020, the Funds paid administration and servicing fees to the Adviser as follows:
Fund	2020
USAA Growth and Tax Strategy Fund
USAA Cornerstone Moderate Fund
USAA Cornerstone Moderately Aggressive Fund
USAA Cornerstone Moderately Conservative Fund
USAA Cornerstone Aggressive Fund
USAA Precious Metals and Minerals Fund Shares
USAA Precious Metals and Minerals Fund Institutional Shares
USAA Precious Metals and Minerals Fund Class A
USAA Emerging Markets Fund Shares
USAA Emerging Markets Fund Institutional Shares
USAA Emerging Markets Fund Class A
USAA International Fund Shares
USAA International Fund Institutional Shares
USAA International Fund Class A
USAA Sustainable World Fund Shares
USAA Sustainable World Fund Institutional Shares
USAA Sustainable World Fund Class A
USAA Government Securities Fund Shares
USAA Government Securities Fund Institutional Shares
USAA Government Securities Fund Class A
USAA Government Securities Fund R6 Shares
USAA Treasury Money Market Trust
USAA Managed Allocation Fund
Sub-Administrator and Sub-Fund Accountant
Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2015, as amended, by and between Victory Capital and Citi. Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.
Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Funds, other series of the Trust, and the series of Victory Portfolios (“VP”), Victory Portfolios II (“VPII”), and Victory Variable Insurance Funds (“VVIF”), Victory Capital pays Citi a fee, computed daily and paid monthly, at the following annual rates: 0.011% of the first $50 billion of aggregate net assets of the Trust, VP, VPII, and VVIF net assets; plus 0.01% of aggregate net assets of Trust, VP, VPII, and VVIF net assets from $50 billion to $100 billion; plus 0.0085% of aggregate net assets of the Trust, VP, VPII, and VVIF net assets from $100 billion to $125 billion; plus 0.0065% of aggregate Trust, VP, VPII, and VVIF net assets in excess of $125 billion. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders. Additional fees apply for providing certain services relating to implementing the new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act. In addition, the Trust, VP, VPII, and VVIF reimburse Citi for all of its reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Sub-Administration and Sub-Fund Accounting Agreement.

The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.
Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and makes disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN, N-PORT, and N-CSR; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.
Custodian
Citibank, N.A., 388 Greenwich St., New York, New York 10013, is the custodian for the Funds. The custodian is responsible for, among other things, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund’s securities, and collecting interest on the Funds’ investments. In addition, assets of the Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.
Transfer Agent
Victory Capital Transfer Agency, Inc. (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund Share class (excluding the USAA Treasury Money Market Trust, USAA Cornerstone Conservative, and USAA Cornerstone Equity Funds) pays the Transfer Agent an annual fixed fee of $23 to $25.50 per shareholder account. For its services under the Transfer Agency Agreement, the USAA Treasury Money Market Trust pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets. For its services under the Transfer Agency Agreement, each Class A shares (formerly, Adviser Shares) and Class C shares pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets. The Transfer Agent does not receive any fees for its services rendered to the USAA Cornerstone Conservative and USAA Cornerstone Equity Funds. The fee is subject to change at any time.
For its services under the Transfer Agency Agreement, the Institutional Share class of the USAA Growth and Tax Strategy Fund, USAA Sustainable World Fund, USAA Government Securities Fund, USAA Emerging Markets Fund, USAA International Fund, and USAA Precious Metals and Minerals Fund, each pay the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets. The USAA Managed Allocation Fund pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-twentieth of one percent (0.05%) of the average net assets. The R6 Share class of the USAA Government Securities Fund and USAA International Fund pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-hundredths of one percent (0.01%) of the average net assets.
In addition to these fees, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services.  The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. Fees paid under the Transfer Agency Agreement are subject to change at any time.
The Transfer Agent is authorized to enter into arrangements with third party service providers to provide a portion or all of the functions under the Transfer Agency Agreement. For accounts held with third party intermediaries, the Trust pays the Transfer Agent the same fees that would have been paid to the Transfer Agent if all the accounts had been maintained by the Transfer Agent. The intermediaries may receive payments directly or indirectly from the Transfer Agent, Victory Capital, or their affiliates for providing services to their clients who hold Fund shares.

Sub-Transfer Agent
Under its agreement with the Trust, the Transfer Agent may delegate one or more of its responsibilities to others at its expense. The Transfer Agent has engaged FIS Investor Services LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, Ohio 43219, to serve as sub-transfer agent and dividend disbursing agent for the Funds. Under its agreement with the Transfer Agent, FIS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.
Underwriter and Distributor
The Trust has an agreement with Victory Capital Services, Inc. (“VCS”), 4900 Tiedeman Road, Brooklyn, Ohio 44144, an affiliate of the Manager, for exclusive underwriting and distribution of the Funds' shares on a continuing, best efforts basis. This agreement provides that VCS will receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Class A and Class C shares.
Compliance and Legal Services
In addition to the services provided under the Funds' Administration Agreement, AMCO also provided certain tax, compliance, and legal services for the benefit of the Funds. The Board has approved the reimbursement for certain of these expenses incurred by AMCO. For the last three fiscal years ended May 31 the Funds reimbursed AMCO for tax, compliance, and legal services as follows:
Fund	2020	2019	2018
USAA Growth and Tax Strategy Fund		$2,995	$5,617
USAA Cornerstone Conservative Fund		$1,296	$2,532
USAA Cornerstone Moderately Conservative Fund		$1,389	$2,894
USAA Cornerstone Moderate Fund		$7,300	$15,581
USAA Cornerstone Moderately Aggressive Fund		$17,478	$33,065
USAA Cornerstone Aggressive Fund		$2,187	$4,215
USAA Cornerstone Equity Fund		$1,207	$2,277
USAA Precious Metals and Minerals Fund		$3,389	$8,050
USAA Emerging Markets Fund		$5,843	$14,056
USAA International Fund		$25,663	$56,639
USAA Sustainable World Fund		$8,555	$18,512
USAA Government Securities Fund		$4,480	$7,695
USAA Treasury Money Market Trust		$25,931	$42,593
USAA Managed Allocation Fund		$4,872	$10,871
Compliance Services
Effective July 1, 2019, the Trust entered into an Agreement to Provide Compliance Services (“Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.
The Funds paid Victory Capital for compliance services for the period of July 1, 2019 to May 31, 2020, in the amount of $xx.
Codes of Ethics
Each of the Trust, the Manager, and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Manager Code of Ethics applies to all Access Personnel (the Manager’s directors, officers, and employees with investment advisory duties) and all Supervised Personnel (all of the Manager’s directors, officers, and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Manager Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures
Victory Capital Proxy Voting Policies and Procedures
The Board has delegated to the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the USAA Mutual Funds. The Manager votes on proposals presented to shareholders of portfolio securities held by those Funds for which the Manager is responsible. For USAA Mutual Funds with subadvisers, the Manager has delegated responsibility for voting to the applicable subadvisers. To assist the Manager in making proxy-voting decisions, the Manager has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Manager’s Proxy Committee (“Proxy Committee”) and revised when the Proxy Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Manager’s Policy and determines whether amendments are necessary or advisable.
Voting under the Manager’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Manager delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Manager’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Manager.
The Manager votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Manager’s Proxy Committee determines how to vote proxies by following established guidelines, which are not intended to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Manager may consider, among other things:
•    the effect of the proposal on the underlying value of the securities
•    the effect on marketability of the securities
•    the effect of the proposal on future prospects of the issuer
•    the composition and effectiveness of the issuer’s board of directors
•    the issuer’s corporate governance practices
•    the quality of communications from the issuer to its shareholders
The Manager also may take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Manager’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
•    The Manager generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
•    The Manager generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
•    The Manager generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
•    The Manager reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
•    The Manager generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
•    The Manager reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
•    The Manager reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
•    The Manager will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
•    The Manager will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
•    The Manager will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.
The Manager also may take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
Occasionally, conflicts of interest arise between the Manager’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Manager will seek the opinion of the Manager’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Manager reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.
The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the USAA Mutual Funds’ securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the USAA Mutual Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained ISS to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the USAA Mutual Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the USAA Mutual Funds.
To avoid any improper influence on the Manager’s voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager’s Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS’s recommendations, the Manager may consider information from many sources, including the USAA Mutual Funds’ portfolio manager, the Manager’s Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager’s Head of Equity Investments will then review ISS’s recommendations, and if he or she determines that it would be in the Funds’ best interests to vote the shares contrary to ISS’s recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the USAA Mutual Funds’ principal underwriter, or any person who is an affiliated person of the USAA Mutual Funds, the Manager, or the Funds’ principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS’s recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager’s Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager’s Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the USAA Mutual Funds’ Board of Trustees at the next regularly scheduled meeting of the Board. The Manager’s Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.
The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free (800) 235-8396 or by accessing the SEC’s website at www.sec.gov.
LAZARD PROXY VOTING POLICIES AND PROCEDURES
Introduction
Lazard Asset Management LLC (“Lazard”) is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, Lazard has a fiduciary obligation to vote proxies in the best interests of our clients. Lazard’s Proxy Voting Policy has been developed with the goal of maximizing the long-term shareholder value.
Lazard does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. Our policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients. The Policy is also designed to address potential material conflicts of interest associated with proxy voting, and does so principally in setting approved guidelines for various common proposals.
Proxy Operations Department
Lazard’s proxy voting process is administered by members of its Operations Department (Proxy Administration Team). Oversight of the process is provided by Lazard’s Legal/Compliance Department and Lazard’s Proxy Committee (Proxy Committee).
Proxy Committee
Lazard’s Proxy Committee is comprised of senior investment professionals, members of the Legal/Compliance Department and other Lazard personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal) as needed.
Role of Third Parties
Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services, Inc. (ISS) and by Glass, Lewis & Co. (Glass Lewis). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s investment professionals are ultimately responsible for providing the vote recommendation for a given non-routine proposal. Voting for each agenda of each meeting is instructed specifically by Lazard in accordance with the Policy. ISS also provides administrative services related to proxy voting such as a web-based platform for proxy voting, ballot processing, recordkeeping and reporting.
Voting Process
Lazard votes on behalf of our clients according to proxy voting guidelines approved by the Proxy Committee (Approved Guidelines). The Approved Guidelines determine whether a specific agenda item should be voted ‘For,’ ‘Against,’ or is to be considered on a case-by case basis. The Proxy Administration Team ensures that investment professionals responsible for proxy voting are aware of the Approved Guidelines for each proposal. Voting on a proposal in a manner that is inconsistent with an Approved Guideline requires the approval of the Proxy Committee.
With respect to proposals to be voted on a case-by-case basis, the Proxy Administration Team will consult with relevant investment professionals prior to determining how to vote on a proposal. Lazard generally will treat proxy votes and voting intentions as confidential in the period before votes have been cast, and for appropriate time periods thereafter.
Conflicts of Interest
Meetings that pose a potential material conflict of interest for Lazard are voted in accordance with Approved Guidelines. Where the Approved Guideline is to vote on a case-by-case basis, Lazard will vote in accordance with the majority recommendation of the independent proxy services. Potential material conflicts of interest include:
Lazard manages the company’s pension plan;
The proponent of a shareholder proposal is a Lazard client;
An employee of Lazard (or an affiliate) sits on a company’s board of directors;
An affiliate of Lazard serves as financial advisor or provides other services to the company; or
A Lazard employee has a material relationship with the company.
“Conflict Meetings” are voted in accordance with the Lazard Approved Guidelines. In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe.
Voting Exceptions
It is Lazard’s intention to vote all proposals at every meeting. However, there are instances when voting is not practical or is not, in our view, in the best interests of our clients. Lazard does not generally vote proxies for securities loaned by clients through a custodian’s stock lending program.
Environmental, Social and Corporate Governance
Lazard has an Environmental, Social and Corporate Governance (“ESG”) Policy, which outlines our approach to ESG and how our investment professionals take ESG issues into account as a part of the investment process. We recognize that ESG issues can affect the valuation of the companies that we invest in on our clients’ behalf. As a result, we take these factors into consideration when voting, and, consistent with our fiduciary duty, vote proposals in a way we believe will increase shareholder value.
MFS PROXY VOTING POLICIES AND PROCEDURES
Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.
The MFS Proxy Voting Policies and Procedures include:
➣    Voting Guidelines;

➣    Administrative Procedures;
➣    C Records Retention; and
➣    Reports.
➣    VOTING GUIDELINES
General Policy; Potential Conflicts of Interest
MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.
MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.
As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.
➣    ADMINISTRATIVE PROCEDURES
MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
➣    Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
➣    Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);
➣    Considers special proxy issues as they may arise from time to time; and

➣    Determines engagement priorities and strategies with respect to MFS’ proxy voting activities
Potential Conflicts of Interest
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:
Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s ("ISS") benchmark policy, or as required by law.
Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
Gathering Proxies
Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’

clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.
4. Analyzing Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify
(i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals), a member of the proxy voting team will consult with or seek recommendations from MFS investment analysts and/or portfolio managers. However, the MFS Proxy Voting Committee will ultimately determine the manner in which such proxies are voted.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
5. Voting Proxies
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy voting team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
Securities Lending
From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
7. Engagement
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for members of the MFS Proxy Voting Committee or proxy voting team to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee, in consultation with members of the investment team, establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.
➣    RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
➣     REPORTS
U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.
NTI PROXY VOTING POLICIES AND PROCEDURES

The Proxy Guidelines provide that the Proxy Committee will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Proxy Committee will generally vote in favor of proposals to:
•    Repeal existing classified boards and elect directors on an annual basis;
•    Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);
•    Require that poison pill plans be submitted for shareholder ratification;
•    Lower supermajority shareholder vote requirements for charter and bylaw amendments;
•    Lower supermajority shareholder vote requirements for mergers and other business combinations;
•    Increase common share authorizations for a stock split;
•    Implement a reverse stock split;
•    Approve an ESOP (employee stock ownership plan) or other broad-based employee stock purchase or ownership plan, or increase authorized shares for existing plans;
•    Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when appropriate;
•    Request a report or assessment of the safety of a company’s operations and a company’s products and services and efforts to promote their safe use;
•    Request increased disclosure of a company’s policies and procedures for managing and mitigating risks related to cyber security and data privacy; and
•    Request that a company take reasonable steps to ensure that women and minority candidates are in the pool from which board nominees are chosen or that request that women and minority candidates are routinely sought as part of every search the company undertakes.
The Proxy Guidelines also provide that the Proxy Committee will generally vote against proposals to:
•    Elect director nominees that sit on more than four public company boards, or, if the nominee is a CEO, more than two public company boards;
•    Classify the board of directors;
•    Ratify auditors and re-elect incumbent members of the Audit Committee if non-audit fees are excessive in relation to audit-related fees without adequate explanation;
•    Adopt dual class exchange offers or dual class recapitalizations;
•    Require a supermajority shareholder vote to approve mergers and other significant business combinations;
•    Require a supermajority shareholder vote to approve charter and bylaw amendments;
•    support “other business” where shareholders do not have the opportunity to review and understand the details of the items to be considered; and
•    Eliminate, direct, or otherwise restrict charitable contributions.
Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals that call on the company to adopt specific policies or practices that go beyond reporting. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.
WELLINGTON PROXY VOTING POLICIES AND PROCEDURES
Upon a client’s written request, Wellington votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington established these guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington examines and seeks to vote each proposal so that the long- term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these guidelines are written to apply globally, differences in local practice and law make universal application impractical.
Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, not rigid rules, and Wellington reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of our clients.
Following is a list of common proposals and the guidelines on how Wellington anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a shareholder proposal.
Voting guidelines
Composition and role of the board of directors
Elect directors	Case by case
We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We believe that a diverse board is in the best interest of shareholders, so we consider board diversity as part of our assessment. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.
Declassify board of directors	For
Adopt director tenure/retirement age (SP)	Against
Adopt director and officer indemnification	For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.
Allow special interest representation to board (SP)	Against
Require board independence	For
We believe that boards are best-positioned to represent shareholders’ interests when they have a sufficient quantity of independent directors in the boardroom. We believe that, in the absence of a compelling counter- argument or prevailing market norms, at least two-thirds of a board should be composed of independent directors, with independence defined by the local market regulatory authority. Expressing our support for these levels of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence. To determine the appropriate minimum level of board independence, we look to the prevailing market best practice — for example, one-third independent in Japan, two-thirds independent in the US, and majority independent in the UK and France.
Require key board committees to be independent	For
Key board committees are the nominating, audit, and compensation committees. Exceptions will be made, as above, with respect to local market conventions.
Require a separation of chair and CEO or require a lead director (SP)	For
Approve directors’ fees	Case by case
Approve bonuses for retiring directors	Case by case
Approve board size	For
Elect supervisory board/corporate assembly/statutory auditors	Case by case
Companies in certain markets are governed by multitiered boards, with each tier having different powers and responsibilities. We hold supervisory board members to similar standards described above under “Elect directors,” subject to prevailing local governance best practices.

Majority vote on election of directors (SP)	For
We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.
Adopt proxy access	For
We generally support proposals that allow significant and long-term shareholders the right to nominate director candidates on management’s proxy card. That being said, we may vote against a proxy access proposal if it is shareholder-sponsored ad it requests that the company adopt proxy access without reasonable constraints or in a way that markedly differs from prevailing market norms
Contested director election	Case by case

Compensation
Adopt/amend stock option plans	Case by case
While we believe equity compensation helps align plan participants’ and shareholders’ interests, we will vote against plans that we find excessively dilutive or costly. Additionally, we will generally vote against plans that al- low the company to reprice options without shareholder approval. We will also vote against plans that allow the company to add shares to the plan without shareholder approval, otherwise known as an “evergreen” provision.
Adopt/amend employee stock purchase plans	Case by case
We generally support employee stock purchase plans, as they may align employees’ interests with the interests of shareholders. That being said, we typically vote against plans that do not offer shares to a broad group of employees (i.e., only executives are allowed to participate) or plans that offer shares at a significant discount.
Approve/amend bonus plans	Case by case
In the US, bonus plans are customarily presented for shareholder approval pursuant to section 162(m) of the omnibus budget reconciliation act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162(m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.
Approve remuneration policy	Case by case
Approve compensation packages for named executive officers	Case by case
Determine whether the compensation vote will occur every one, two, or three years	One year
Exchange underwater options	Case by case
We may support value-neutral exchanges in which senior management is ineligible to participate.
Eliminate or limit severance agreements (golden parachutes)	Case by case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.
Approve golden parachute arrangements in connection with certain corporate transactions	Case by case

Shareholder approval of future severance agreements covering senior executives (SP)	Case by case
We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose placing additional limitations on compensation where we feel the board as already demonstrated reasonable respect for industry practice and overall levels of compensation have historically been sensible.
Adopt a clawback policy (SP)	Case by case
We believe that companies should have the ability to recoup incentive compensation from members of management who received awards based on fraudulent activities or an accounting misstatement. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if the company’s existing policies do not cover these circumstances.

Reporting of results
Approve financial statements	For
Set dividends and allocate profits	For
Limit non-audit services provided by auditors (SP)	Case by case
We follow the guidelines established by the public company accounting oversight board regarding permissible levels of non-audit fees payable to auditors.
Ratify selection of auditors and approve their fees	Case by case
We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.
Shareholder approval of auditors (SP)	For

Shareholder voting rights
Adopt cumulative voting (SP)	Against
As an exception, we may support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder) or at companies with two-tiered voting rights.
Shareholder rights plans	Case by case
Also known as poison pills, we believe these plans do not encourage strong corporate governance, since they can entrench management and restrict opportunities for takeovers. That being said, we recognize that limited poison pills can enable boards of directors to negotiate higher takeover prices on behalf of shareholders.
Consequently, we may support plans that include:
• Shareholder approval requirement
• Sunset provision
• Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote)
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).
Authorize blank check preferred stock	Case by case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.
Establish right to call a special meeting	For
A reasonably high ownership threshold should be required to convene special meetings in order to ensure that they address broadly-supported shareholder interests.

Establish the right to act by written consent (SP)	Case by case
We will generally oppose written consent proposals when the company already offers the shareholders the right to call a special meeting.
Increase supermajority vote requirement	Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Adopt anti-greenmail provision	For
Adopt confidential voting (SP)	Case by case
As an exception, we require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.
Increase authorized common stock	Case by case
We generally support requests for increases up to 100% of the shares currently authorized, so long as the new authority respects preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.
Approve merger or acquisition	Case by case
Approve technical amendments to charter	Case by case
Opt out of state takeover statutes	For
Eliminate multiclass voting structure (SP)	For
We believe that shareholders’ voting power should be reflected by their economic stake in a company.

Capital structure
Authorize share repurchase	For
Approve stock splits	Case by case
We approve stock splits and reverse stock splits that preserve the level of authorized but unissued shares.
Approve recapitalization/restructuring	Case by case
Issue stock with or without preemptive rights	Case by case
Issue debt instruments	Case by case

Environmental and social issues
Environmental and social issues typically appear on ballots as shareholder-sponsored proposals. We support these proposals in situations where we believe that doing so will improve the prospects for long-term success of a company and investment returns. For example, we generally support proposals focused on improved assessment and disclosure of climate risks when we believe they may be material to a company’s long-term performance and management has not sufficiently addressed them. At a minimum, we expect companies to comply with applicable laws and regulations with regards to environmental and social standards.	Case by case

Miscellaneous
Approve other business	Against
Approve re-incorporation	Case by case
Approve third-party transactions	Case by case

Distribution Services
Multiple Class Information
The USAA Precious Metals and Minerals, USAA Emerging Markets, USAA International, USAA Sustainable World, and USAA Government Securities Funds are comprised of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment and eligibility requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and the application of performance fee adjustments. It is not the result of any difference in advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Fees
The USAA Emerging Markets Fund, USAA Government Securities Fund, USAA International Fund, USAA Precious Metals and Minerals Fund, and USAA Sustainble World Fund each has adopted a Distribution Plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the 1940 Act, as amended, with respect to Class A Shares. Under the Rule 12b-1 Plan, the Fund pays annual fees of 0.25% of the Fund’s average daily net assets attributable to the Class A Shares to the Distributor, or such other entities as the Fund’s Board may approve (the Payee), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of Class A Shares and/or providing services to shareholders of Class A Shares. Under the Rule 12b-1 Plan such fees may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Class A Shares of the Fund and relating (among other things) to:
•    compensation to the Payee and its employees;
•    payment of the Payee’s expenses, including overhead and communication expenses;
•    compensation to broker-dealers, financial intermediaries and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Class A Shares;
•    printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;
•    the preparation and distribution of sales literature and advertising materials;
•    responding to inquiries from shareholders or their financial representatives requesting information regarding the USAA Mutual Funds; and
•    responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The Distributor pays all or a portion of such fees to financial intermediaries that make the Class A Shares available for investment by their customers and the Distributor may retain part of this fee as compensation for providing these services. If the fees received by the Distributor under the Rule 12b-1 Plan exceed its expenses, the Distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Class A Shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund, the Class A Shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Class A Shares to investors. USAA is a party to agreements with Victory Capital that provide compensation to USAA in connection with making referrals of USAA Members to the USAA Mutual Funds, the VictoryShares USAA ETF Funds, and the USAA 529 College Savings Plan managed by Victory Capital.
Under the Rule 12b-1 Plan, the Class A share class of each Fund pays a fee at the annual rate of up to 0.25% of that class’s average daily net assets. The fee may be split among intermediaries based on the level of services provided. The amount of fees paid by a Class A share class during any year may be more or less than the cost of distribution and other services provided to that class and its shareholders. Financial Industry Regulatory Authority (“FINRA”) rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Rule 12b-1 Plan requires that VCA provide, or cause to be provided, a quarterly written report identifying the amounts expended by the Class A shares and the purposes for which such expenditures were made to the Trustees for their review.

Prior to approving the Rule 12b-1 Plan, the Trustees considered various factors relating to the implementation of the Rule 12b-1 Plan and determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund, its Class A shares, and the shareholders of the Class A shares. Among other things, the Trustees noted that, to the extent the Rule 12b-1 Plan allows each Fund to sell Class A shares in markets to which it would not otherwise have access, the Rule 12b-1 Plan may result in additional sales of Fund shares, including to USAA members who do not hold mutual fund accounts directly with the Manager, and would enhance each Fund's competitive position in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.
The plan is renewable from year to year with respect to the Class A share class of each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, cast in person at a meeting called for the purpose of voting on such approval. The Rule 12b-1 Plan may not be amended to increase materially the amount of fees paid by any Class A share class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such class and by the Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan is terminable with respect to any Fund’s Class A share class at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any Rule 12b-1 related agreements, or by a majority vote of the outstanding shares in that class.
For the fiscal year ended May 31, 2020, the Funds paid distribution services fees for expenditures under the Distribution and Shareholder Services Plan as set forth in the table below. Information provided for Class A shares is that of the Adviser Shares, which were redesignated Class A shares on June 29, 2020.
Fund	2020
Precious Metals and Minerals Fund Class A shares
Emerging Markets Fund Class A shares
International Fund Class A shares
Sustainable World Fund Class A shares
Government Securities Fund Class A shares
Other Compensation to Financial Intermediaries
In addition to the compensation paid by the Funds for the distribution and servicing of Class A Shares described above, the Manager or its affiliates, from time to time may make additional payments to financial intermediaries for the sale, distribution, and retention of shares of a Fund and for services to the shares of a Fund and its shareholders. These non-plan payments are intended to provide additional compensation to financial intermediaries for various services and may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to a Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Fund's shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees for, among other things, account maintenance and tax reporting; and set-up fees regarding the establishment of new accounts. These financial intermediaries may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They also may independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. The additional fees charged by financial intermediaries may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial intermediary is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial intermediaries or participants in programs serviced by them should contact the financial intermediary for information regarding these fees and conditions, if any.
The additional payments made by the Manager and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. These payments may be negotiated based on a number of factors including, but not limited to, the financial intermediary’s reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The payments described above are made from the Manager’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.
The payments described above may be made, at the discretion of the Manager or its affiliates, to financial intermediaries in connection with the sale and distribution of shares of a Fund. The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the particular share class of a Fund. Furthermore, the Manager or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons.
In some instances, these incentives may be made available only to financial intermediaries whose representatives have sold or may sell a significant number of shares. The financial intermediaries receiving additional payments include those that may recommend that their clients consider or select a Fund for investment purposes, including those that may include one or more Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the financial intermediary, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.
From time to time, the Manager or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency, and shareholder services at its or their own expense and out of its or their legitimate profits.
If investment advisers, distributors, or affiliates of mutual funds pay compensation in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.
The Manager and its affiliates do not pay any service, distribution, or administrative fees to financial intermediaries for services provided to the R6 Shares and their shareholders.
Securities Lending
For the most recent fiscal year ended May 31, 2020, the following Funds engaged in securities lending activities and paid the following dollar amounts of income and fees and compensation to the securities lending agent related to securities lending activities:
Cornerstone Aggressive Fund
Gross income earned by the fund from securities lending activities	$
• Fees paid to securities lending agent from a revenue split	$
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0
• Administrative fees not included in a revenue split	$0
• Indemnification fees not included in a revenue split	$0
• Rebate (paid to borrower)	$
• Other fees not included in a revenue split, if applicable, including a description of those other fees	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$
Net income from securities lending activities	$

Cornerstone Moderately Aggressive Fund
Gross income earned by the fund from securities lending activities	$
• Fees paid to securities lending agent from a revenue split	$
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0
• Administrative fees not included in a revenue split	$0
• Indemnification fees not included in a revenue split	$0
• Rebate (paid to borrower)	$
• Other fees not included in a revenue split, if applicable, including a description of those other fees	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$

Cornerstone Moderately Aggressive Fund
Net income from securities lending activities	$

Cornerstone Moderately Conservative Fund
Gross income earned by the fund from securities lending activities	$
• Fees paid to securities lending agent from a revenue split	$
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0
• Administrative fees not included in a revenue split	$0
• Indemnification fees not included in a revenue split	$0
• Rebate (paid to borrower)	$
• Other fees not included in a revenue split, if applicable, including a description of those other fees	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$
Net income from securities lending activities	$

Cornerstone Moderate Fund
Gross income earned by the fund from securities lending activities	$
• Fees paid to securities lending agent from a revenue split	$
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0
• Administrative fees not included in a revenue split	$0
• Indemnification fees not included in a revenue split	$0
• Rebate (paid to borrower)	$
• Other fees not included in a revenue split, if applicable, including a description of those other fees	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$
Net income from securities lending activities	$

Cornerstone Conservative Fund
Gross income earned by the fund from securities lending activities	$
• Fees paid to securities lending agent from a revenue split	$
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0
• Administrative fees not included in a revenue split	$0
• Indemnification fees not included in a revenue split	$0
• Rebate (paid to borrower)	$0
• Other fees not included in a revenue split, if applicable, including a description of those other fees	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$
Net income from securities lending activities	$

Cornerstone Equity Fund
Gross income earned by the fund from securities lending activities	$
• Fees paid to securities lending agent from a revenue split
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0
• Administrative fees not included in a revenue split	$0
• Indemnification fees not included in a revenue split	$0

Cornerstone Equity Fund
• Rebate (paid to borrower)	$
• Other fees not included in a revenue split, if applicable, including a description of those other fees	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$
Net income from securities lending activities	$

Emerging Markets Fund
Gross income earned by the fund from securities lending activities	$
• Fees paid to securities lending agent from a revenue split	$
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0
• Administrative fees not included in a revenue split	$0
• Indemnification fees not included in a revenue split	$0
• Rebate (paid to borrower)	$
• Other fees not included in a revenue split, if applicable, including a description of those other fees	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$
Net income from securities lending activities	$

International Fund
Gross income earned by the fund from securities lending activities	$
• Fees paid to securities lending agent from a revenue split	$
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0
• Administrative fees not included in a revenue split	$0
• Indemnification fees not included in a revenue split	$0
• Rebate (paid to borrower)	$
• Other fees not included in a revenue split, if applicable, including a description of those other fees	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$
Net income from securities lending activities	$

Managed Allocation Fund
Gross income earned by the fund from securities lending activities	$
• Fees paid to securities lending agent from a revenue split	$
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0
• Administrative fees not included in a revenue split	$0
• Indemnification fees not included in a revenue split	$0
• Rebate (paid to borrower)	$
• Other fees not included in a revenue split, if applicable, including a description of those other fees	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$
Net income from securities lending activities	$

Precious Metals and Minerals Fund
Gross income earned by the fund from securities lending activities	$
• Fees paid to securities lending agent from a revenue split	$

Precious Metals and Minerals Fund
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0
• Administrative fees not included in a revenue split	$0
• Indemnification fees not included in a revenue split	$0
• Rebate (paid to borrower)	$
• Other fees not included in a revenue split, if applicable, including a description of those other fees	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$
Net income from securities lending activities	$

Sustainable World Fund
Gross income earned by the fund from securities lending activities	$
• Fees paid to securities lending agent from a revenue split	$
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0
• Administrative fees not included in a revenue split	$0
• Indemnification fees not included in a revenue split	$0
• Rebate (paid to borrower)	$
• Other fees not included in a revenue split, if applicable, including a description of those other fees	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$
Net income from securities lending activities	$

Government Securities Fund
Gross income earned by the fund from securities lending activities	$0
• Fees paid to securities lending agent from a revenue split	$0
• Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	$0
• Administrative fees not included in a revenue split	$0
• Indemnification fees not included in a revenue split	$0
• Rebate (paid to borrower)	$0
• Other fees not included in a revenue split, if applicable, including a description of those other fees	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$0
Net income from securities lending activities	$
The types of securities lending services provided to the Funds by the securities lending agent include:
•    Negotiating loan terms with borrowers;
•    Collecting from borrowers and holding cash, securities or other financial instruments that will serve as collateral for the loans;
•    Investing cash collateral in accordance with the Funds' instructions and entering into any agreements as required for the investment of collateral;
•    Marking to market non-cash collateral by reference to information provided by recognized pricing services;
•    Managing qualified dividends;
•    Collecting or arranging for the collection of any interest, dividends or other distributions or other payments of any kind with respect to the loans;
•    Terminating or modifying the loans at any time or when directed by the Funds;

•    Arranging for the return of loaned securities to the Funds at loan termination; and
•    Recordkeeping and providing periodic reports to the Funds.
USAA is a party to agreements with Victory Capital that provide compensation to USAA in connection with making referrals of USAA Members to the USAA Mutual Funds, the VictoryShares USAA ETF Funds, and the USAA 529 College Savings Plan managed by Victory Capital.
Portfolio Manager Disclosure
VICTORY CAPITAL
Conflicts of Interest
The Manager’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Manager has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Manager has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Manager’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Manager’s compliance program will achieve its intended result.
Compensation
The Manager has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Manager’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Manager attract and retain high-quality investment professionals, and (3) contribute to the Manager’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Manager receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the portfolio manager’s level of experience and expertise. The Manager monitors each portfolio manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent, third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.
Members of the Manager’s Victory Solutions platform may earn incentive compensation based on the performance of the Victory Solutions platform. Members of the Manager’s other investment franchises may earn incentive compensation based on a percentage of the Manager’s revenue attributable to fees paid by Accounts managed by that team. The chief investment officer or a senior member of the team, in coordination with the Manager, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the portfolio manager’s level of experience and expertise in the portfolio manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Manager’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a portfolio manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
The Manager’s portfolio managers may participate in the equity ownership plan of the Manager’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
USAA INVESTMENTS, A Victory Capital Investment Franchise

Accounts Managed
The following table sets forth the accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2020.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Cornerstone Moderate Fund
James F. Jackson Jr.		-	-		-	-
R. Neal Graves		-	-		-	-
Cornerstone Moderately Conservative Fund
James F. Jackson Jr.		-	-		-	-
R. Neal Graves		-	-		-	-
Cornerstone Moderately Aggressive Fund
James F. Jackson Jr.		-	-		-	-
R. Neal Graves		-	-		-	-
Cornerstone Aggressive Fund
James F. Jackson Jr.		-	-		-	-
R. Neal Graves		-	-		-	-
Growth and Tax Strategy Fund
John Bonnell		-	-		-	-
Regina Conklin		-	-		-	-
Andrew Hattman		-	-		-	-
Government Securities Fund
R. Neal Graves		-	-		-	-
James F. Jackson Jr.		-	-		-	-
Treasury Money Market Trust
Cody Perkins		-	-	-	-	-
Andrew Hattman		-	-		-	-
As of May 31, 2020, the following benchmarks were used to measure the portfolio managers’ performance for the USAA Funds they managed:
Portfolio Managers	Fund	Benchmark(s)
R. Neal Graves	USAA Government Securities Fund	Lipper Intermediate U. S. Government Funds Index
	USAA Cornerstone Moderately Conservative Fund	Composite Index
	USAA Cornerstone Moderate Fund	Composite Index
	USAA Cornerstone Moderately Aggressive Fund	Composite Index
	USAA Cornerstone Aggressive Fund	Composite Index
James F. Jackson Jr.	USAA Cornerstone Moderately Conservative Fund	Composite Index
	USAA Cornerstone Moderate Fund	Composite Index
	USAA Cornerstone Moderately Aggressive Fund	Composite Index
	USAA Cornerstone Aggressive Fund	Composite Index
John Bonnell	USAA Growth and Tax Strategy Fund	Lipper General Municipal Debt Index
Regina Conklin	USAA Growth and Tax Strategy Fund	Lipper General Municipal Debt Index
Cody Perkins	USAA Treasury Money Market Trust	iMoneyNet 1st Tier Retail Index

Portfolio Managers	Fund	Benchmark(s)
Andrew Hattman	USAA Growth and Tax Strategy Fund	Lipper General Municipal Debt Index
	USAA Treasury Money Market Trust	iMoneyNet 1st Tier Retail Index
Portfolio Ownership: As of the fiscal year ended May 31, 2020, the portfolio managers beneficially owned shares of the Funds they managed as follows:
Portfolio Manager	Fund	Dollar Range
R. Neal Graves	USAA Government Securities Fund	$10,001-$50,000
	USAA Cornerstone Moderately Conservative Fund	None
	USAA Cornerstone Moderate Fund	$1-$10,000
	USAA Cornerstone Moderately Aggressive Fund	None
	USAA Cornerstone Aggressive Fund	None
James F. Jackson Jr.	USAA Cornerstone Moderately Conservative Fund	None
	USAA Cornerstone Moderate Fund	None
	USAA Cornerstone Moderately Aggressive Fund	None
	USAA Cornerstone Aggressive Fund	None
John Bonnell	USAA Growth and Tax Strategy Fund	$50,001-$100,000
Regina Conklin	USAA Growth and Tax Strategy Fund	None
Cody Perkins	USAA Treasury Money Market Trust	$1-$10,000
Andrew Hattman	USAA Growth and Tax Strategy Fund	None
	USAA Treasury Money Market Trust	None
RS Investments
Accounts Managed
The following table sets forth accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of May 31, 2020.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
USAA International Fund and USAA Sustainable World Fund
Adam Mezan	X / $	--	--	--	--	--
U-Wen Kok	X / $	--	--	--	--	--
USAA Sustainable World Fund
Robert J. Harris*	X / $	--	--	--	--	--
Tyler Dann II*	X / $	--	--	--	--	--
Joseph Mainelli*	X / $	--	--	--	--	--
*	The portfolio manager started co-managing the USAA Sustainable World Fund on August 1, 2020.
Portfolio Ownership: As of May 31, 2020, no portfolio managers of RS Investments beneficially owned any shares of the Funds that they manage.

Sophus Capital
Accounts Managed
The following table sets forth accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of May 31, 2020.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
USAA Emerging Markets Fund and USAA Sustainable World Fund
Michael Reynal*	X / $	X / $	X / $	--	--	--
Maria Freund*	X / $	X / $	X / $	--	--	--
*	The portfolio manager started co-managing the USAA Sustainable World Fund on August 1, 2020.
Portfolio Ownership: As of May 31, 2020, no portfolio managers of Sophus Capital beneficially owned any shares of the Funds they manage.
Trivalent Investments
Accounts Managed
The following table sets forth accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of May 31, 2020.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
USAA Emerging Markets Fund
Robert D. Cerow	X / $	--	--	--	--	--
John W. Evers	X / $	X / $	X / $
USAA International Fund and USAA Sustainable World Fund
Peter S. Carpenter*	X / $	X / $	X / $	--	--	--
Jeffrey R. Sullivan*	X / $	X / $	X / $	--	--	--
*	The portfolio manager started co-managing the USAA Sustainable World Fund on August 1, 2020.
Portfolio Ownership: As of May 31, 2020, no portfolio managers of Trivalent Investments beneficially owned any shares of the Funds they manage.

NewBridge Asset Management
Accounts Managed
The following table sets forth accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of May 31, 2020.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
USAA Sustainable Growth Fund
Eric F. Maronak*	x / $	-	x / $	x / $	-	-
Jason E. Dahl*	x / $	-	x / $	x / $	-	-
Scott R. Kefer*	x / $	-	x / $	x / $	-	-
Michael B. Koskuba*	x / $	-	x / $	x / $	-	-
*	The portfolio manager started co-managing the USAA Sustainable World Fund on August 1, 2020.
Portfolio Ownership: As of May 31, 2020, no portfolio managers of NewBridge beneficially owned any shares of the Funds that they manage.
Victory Solutions
Accounts Managed
The following table sets forth the accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of May 31, 2020.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
USAA Cornerstone Conservative Fund
Mannik Dhillon	X / $	--	--	X / $	--	--
Lance Humphrey	X / $	--	--	--	--	--
Wasif Latif	X / $	--	--	X / $	--	--
USAA Cornerstone Moderately Conservative Fund
Mannik Dhillon	X / $	--	--	X / $	--	--
Lance Humphrey	X / $	--	--	--	--	--
Wasif Latif	X / $	--	--	X / $	--	--
USAA Cornerstone Moderate Fund
Mannik Dhillon	X / $	--	--	X / $	--	--
Lance Humphrey	X / $	--	--	--	--	--
Wasif Latif	X / $	--	--	X / $	--	--

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
USAA Cornerstone Moderately Aggressive Fund
Mannik Dhillon	X / $	--	--	X / $	--	--
Lance Humphrey	X / $	--	--	--	--	--
Wasif Latif	X / $	--	--	X / $	--	--
USAA Cornerstone Aggressive Fund
Mannik Dhillon	X / $	--	--	X / $	--	--
Lance Humphrey	X / $	--	--	--	--	--
Wasif Latif	X / $	--	--	X / $	--	--
USAA Cornerstone Equity Fund
Mannik Dhillon	X / $	--	--	X / $	--	--
Lance Humphrey	X / $	--	--	--	--	--
Wasif Latif	X / $	--	--	X / $	--	--
USAA Emerging Markets Fund
Mannik Dhillon	X / $	--	--	X / $	--	--
Wasif Latif	X / $	--	--	X / $	--	--
USAA Growth and Tax Strategy Fund
Mannik Dhillon	X / $	--	--	X / $	--	--
Wasif Latif	X / $	--	--	X / $	--	--
USAA International Fund
Mannik Dhillon	X / $	--	--	X / $	--	--
Wasif Latif	X / $	--	--	X / $	--	--
USAA Managed Allocation Fund
Mannik Dhillon	X / $	--	--	X / $	--	--
Lance Humphrey	X / $	--	--	--	--	--
Wasif Latif	X / $	--	--	X / $	--	--
USAA Precious Metals and Minerals Fund
Mannik Dhillon	X / $	--	--	X / $	--	--
Wasif Latif	X / $	--	--	X / $	--	--
USAA Sustainable World Fund
Mannik Dhillon	X / $	--	--	X / $	--	--
Wasif Latif	X / $	--	--	X / $	--	--
Portfolio Ownership
As of the period ended May 31, 2020, the Funds’ portfolio managers did not beneficially own any securities of the Funds.

Portfolio Manager	Fund	Dollar Range
Mannik Dhillon	USAA Cornerstone Conservative Fund	None
	USAA Cornerstone Moderately Conservative Fund	None
	USAA Cornerstone Moderate Fund	None
	USAA Cornerstone Moderately Aggressive Fund	None
	USAA Cornerstone Aggressive Fund	None
	USAA Cornerstone Equity Fund	None
	USAA Emerging Markets Fund	None
	USAA Growth and Tax Strategy Fund	None
	USAA International Fund	None
	USAA Managed Allocation Fund	None
	USAA Precious Metals and Minerals Fund	None
	USAA Sustainable World Fund	None
Lance Humphrey	USAA Cornerstone Conservative Fund	$10,001 - $50,000
	USAA Cornerstone Moderately Conservative Fund	None
	USAA Cornerstone Moderate Fund	None
	USAA Cornerstone Moderately Aggressive Fund	None
	USAA Cornerstone Aggressive Fund	$10,001 - $50,000
	USAA Cornerstone Equity Fund	$10,001 - $50,000
	USAA Managed Allocation Fund	None
Wasif Latif	USAA Cornerstone Conservative Fund	None
	USAA Cornerstone Moderately Conservative Fund	None
	USAA Cornerstone Moderate Fund	None
	USAA Cornerstone Moderately Aggressive Fund	None
	USAA Cornerstone Aggressive Fund	None
	USAA Cornerstone Equity Fund	None
	USAA Emerging Markets Fund	None
	USAA Growth and Tax Strategy Fund	None
	USAA International Fund	None
	USAA Managed Allocation Fund	None
	USAA Precious Metals and Minerals Fund	$10,001 - $50,000
	USAA Sustainable World Fund	None
Lazard
Other Accounts Managed
The following table sets forth other accounts for which the USAA Emerging Markets Fund and USAA International Fund portfolio managers were primarily responsible for the day-to-day portfolio management as of May 31, 2020.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Register Investment Companies	Other Pooled Vehicles	Other Accounts	Register Investment Companies	Other Pooled Vehicles	Other Accounts
	AUM # of Accounts (millions)	AUM # of Accounts (millions)	AUM # of Accounts (millions)	AUM # of Accounts (millions)	AUM # of Accounts (millions)	AUM # of Accounts (millions)
USAA Emerging Markets Fund
Jai Jacob	X / $	X / $	X / $	-	-	-
Stephen Marra	X / $	X / $	X / $	-	-	-
James Donald	X / $	X / $	X / $	X / $	-	X / $
Kevin O'Hare	X / $	X / $	X / $	-	-	X / $

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Register Investment Companies	Other Pooled Vehicles	Other Accounts	Register Investment Companies	Other Pooled Vehicles	Other Accounts
USAA International Fund
Paul Moghtader	X / $	X / $	X / $	-	-	X / $
Taras Ivanenko	X / $	X / $	X / $	-	-	X / $
Ciprian Marin	X / $	X / $	X / $	-	-	X / $
Craig Scholl	X / $	X / $	X / $	-	-	X / $
Susanne Willumsen	X / $	X / $	X / $	-	-	X / $
Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio's component strategies (collectively, "Similar Accounts"), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of the Investment Manager's management of a Portfolio and Similar Accounts, including the following:
1.    Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager's overall allocation of securities in that offering, or to increase the Investment Manager's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. These potential allocation and trading conflicts are relevant primarily for all portfolio managers of the Portfolios focusing on small capitalization companies, whose shares tend to have more limited and volatile trading than those of companies with larger market capitalizations (Small-Mid Cap and International Small Cap Portfolios).
2.    Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager's time dedicated to each account, the Investment Manager periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table above, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.
3.    Generally, the Investment Manager and/or some or all of a Portfolio's portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.
4.    The portfolio managers noted in the table above manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios. In addition, certain hedge funds managed by the Investment Manager (but not the Portfolios' portfolio managers) may also be permitted to sell securities short. When the Investment Manager engages in short sales of securities of the type in which a Portfolio invests, the Investment Manager could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, the Investment Manager has procedures in place to address these conflicts.
Compensation for Portfolio Managers. The Investment Manager's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Portfolio's strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.
The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by the Investment Manager or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager's investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for each Portfolio's portfolio management team in respect of its management of the Portfolio is determined by reference to the MSCI Emerging Markets Index. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios, in shares that vest in two to three years.
Portfolio Ownership: As of May 31, 2020, no portfolio managers of Lazard beneficially owned any shares of the USAA Emerging Markets Fund or the USAA International Fund.
MFS
Other Accounts Managed
The following table sets forth other accounts for which the USAA Sustainable World Fund portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2020.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based*
Name of Portfolio Manager	Registered Investment Companies (billions)	Other Pooled Investment Vehicles (billions)	Other Accounts (billions)	Registered Investment Companies (billions)	Other Pooled Investment Vehicles (billions)	Other Accounts (billions)
USAA Sustainable World Fund
Roger Morley	X / $	X / $	X / $	-	-	X / $
Ryan McAllister	X / $	X / $	X / $	-	-	X / $
*	Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.
Conflicts of Interest: MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a USAA Mutual Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.
The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for a Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if a Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a Fund’s investments. Investments selected for funds or accounts other than a Fund may outperform investments selected for a Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as a Fund is concerned.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than a Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2018, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of May 31, 2020, the following benchmarks were used to measure the following portfolio managers’ performance for the following Fund:
Portfolio Manager	Benchmark(s)
USAA Sustainable World Fund
Roger Morley	MSCI World Index (net div)
Ryan McAllister	MSCI World Index (net div)
Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan, and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Portfolio Ownership: As of the fiscal year ended May 31, 2020, no portfolio managers of MFS beneficially owned any shares of the USAA Sustainable World Fund.
NTI
Other Accounts Managed
The following table sets forth other accounts for which the USAA Growth and Tax Strategy Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2020.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies (billions)	Other Pooled Investment Vehicles (billions)	Other Accounts (billions)	Registered Investment Companies (billions)	Other Pooled Investment Vehicles (billions)	Other Accounts (billions)
USAA Growth and Tax Strategy Fund
Mary Lukic	X / $	--	--	--	--	--
Jacob C. Weaver	X / $	--	--	--	--	--
Conflicts of Interest: NTI’s portfolio managers are often responsible for managing one or more funds, as well as other client accounts, including mutual funds, separate accounts and other pooled investment vehicles. A fund’s portfolio managers may manage various client accounts that may have materially higher or lower fee arrangement than the funds. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. Some portfolio managers may be dual officers of one or more NTI affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
NTI may have a financial incentive to favor accounts with performance-based fees because there may be an opportunity to earn greater fees on such accounts compared to accounts without performance-based fees. As a result, NTI may have an incentive to direct its best investment ideas to or allocate the sequencing of trades in favor of the account that pays a performance fee. NTI may also have an incentive to recommend investments that may be riskier or more speculative than those that it would recommend under a different fee arrangement.
NTI may invest client accounts in affiliated investment pools. If appropriate and consistent with the client’s investment objectives and applicable law, NTI may recommend to clients investment pools in which it or an affiliate provides services for a fee. NTI has an incentive to allocate investments to these types of affiliated investment pools in order to generate additional fees for NTI or its affiliates. In addition, NTI could direct its best investment ideas to these investment products or investment pools to the potential disadvantage of the funds. As NTI becomes aware of additional potential or actual conflicts of interest, they will be reviewed on a case-by-case basis.
NTI manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.
NTI provides advice and makes investment decisions for client accounts that it believes are consistent with each client’s stated investment objectives and guidelines. Advice given to clients or investment decisions made for clients may differ from, or may conflict with, advice given or investment decisions made for clients of an affiliate. NTI’s affiliates may also affect NTI’s client accounts and investment decisions made for NTI’s affiliates may affect investment decisions of NTI’s client accounts. NTI may also invest in the same securities that it or its affiliates recommend to clients. Investment decisions taken by NTI’s affiliates are generally unknown to NTI. When NTI or an affiliate currently holds for its own benefit the same securities as a client, it could be viewed as having a potential conflict of interest.
Generally, NTI will not, as principal for its own account, buy securities from or sell securities to any client. It is possible that an affiliate, will, as principal, purchase securities from or sell securities to its clients. From time to time securities to be sold on behalf of a client may be suitable for purchase by another client. In such instances, if NTI determines in good faith that the transaction is in the best interest of each client, it may arrange for the securities to be crossed between client accounts at an independently determined fair market value and in compliance with the 1940 Act, if applicable. Cross-trades present conflicts of interest, as there may be an incentive for

NTI to favor one client to the disadvantage of another. Cross-trades are only effected as permitted under applicable law and regulation and consistent with the client’s guidelines, with any restrictions. NTI does not receive fees or commissions for these transactions. In addition, NTI and the Trust have adopted policies on cross-trades that may be effected between the funds and another client account. NTI conducts periodic reviews of trades for consistency with these policies.
NTI has established certain policies and procedures designed to address conflicts of interest that may arise between its employees and clients as well as between clients and NTI or its affiliates. NTI’s employees must act in the best interests of its clients and generally do not have knowledge of proprietary trading positions or certain other operations of affiliates. Receipt of research from brokers who execute client transactions involve conflicts of interest. To the extent that NTI uses commissions to obtain research services for NTI or The Northern Trust Company (“TNTC”), NTI or TNTC will receive a benefit as it will not have to pay for the research, products or services itself. NTI may, therefore, have an incentive to select or recommend a broker-dealer based on its interest in receiving research rather than in obtaining the lowest commission rate on the transaction. NTI or TNTC may also obtain research services from brokerage commissions incurred by client accounts that may not directly benefit such client accounts.
Similarly, clients may benefit from research even if trades placed on their behalf did not contribute to the compensation of the broker-dealer providing such research. NTI and TNTC do not seek to allocate research services to client accounts proportionately to the commissions that the client accounts generate.
Also, NTI and TNTC may receive products and services that are mixed use. In these cases, NTI or TNTC will use commissions to pay only for the eligible portion of the product or service that assists NTI or TNTC in the investment decisionmaking process. Any ineligible portion of the product will be paid directly by NTI or TNTC. NTI or TNTC make a good faith effort to reasonably allocate such items and keep records of such allocations although clients should be aware of the potential conflicts of interest.
NTI may provide investment advice to its affiliates and may provide investment advisory services to affiliates’ clients or as an investment adviser to the registered or unregistered investment pools in which these clients may invest. TNTC and NTI share a common trading desk and may have shared arrangements with investment research vendors. Also, these affiliates may provide marketing services to NTI, including the referral of certain clients.
NTI may have common management and officers with some of its affiliates. NTI shares facilities with affiliates and relies on TNTC and other affiliates for various administrative support, including information technology, human resources, business continuity, legal, compliance, finance, enterprise risk management, internal audit and general administrative support. NTI’s affiliations may create potential conflicts of interest. NTI seeks to mitigate the potential conflicts of interest to ensure accounts are managed at all times in a client’s best interests and in accordance with client investment objectives and guidelines through regular account reviews attended by investment advisory, compliance and senior management staff. NTI also seeks to mitigate potential conflicts of interest through a governance structure and by maintaining policies and procedures that include, but are not limited to, personal trading, custody and trading.
Various non-affiliated investment advisers that may manage NTI client accounts, or may be recommended to NTI clients, may use an NTI affiliate for banking, trust, custody, administration, brokerage and related services for which NTI’s affiliate may receive fees. NTI does not recommend or utilize non-affiliated investment advisers based upon their use of NTI affiliates. Given the interrelationships among NTI and its affiliates, there may be other or different potential conflicts of interest that arise in the future that are not included in this section.
NTI may develop, or own and operate indices that are based on investment and trading strategies developed by NTI, or assist unaffiliated entities by creating bespoke indices that are utilized by NTI for client-specific investment accounts. In addition, NTI may manage accounts that are based on the same, or substantially similar, strategies that are used in the operation of the indices or the funds. The administration of the indices, and the portfolio management of the funds and client accounts in this manner may give rise to potential conflicts of interest. These conflicts of interest may include, but are not limited to, the funds engaging in the purchase or sale of securities relating to changes being implemented as part of an index reconstitution, while at the same time the client accounts engage in similar trading activity due to ongoing portfolio rebalancing. These differences may result in client account strategies outperforming vis-à-vis the index, the funds, or vice versa. Other potential conflicts include the potential for unauthorized access to index information, allowing index changes that benefit NTI or other client accounts and not the investors in the funds.
To the extent permitted by applicable law, the Investment Adviser may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the funds. These payments may be made out of the Investment Adviser’s assets, or amounts payable to the Investment Adviser rather than as a separately identifiable charge to the funds. These payments may compensate Intermediaries for, among other things: marketing the funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or, administrative services.

NTI’s portfolio managers often are responsible for managing one or more funds, as well as other accounts, including separate accounts, and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle, that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that, due to varying investment restrictions among accounts and for other reasons, certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. NTI has a responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely a manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.
Compensation: The compensation for the portfolio managers of the funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the funds or the amount of assets held in the funds. Moreover, no material differences exist between the compensation structure for fund accounts and other types of accounts.
Portfolio Ownership: As of May 31, 2020, no portfolio managers of NTI beneficially owned any shares of the USAA Growth and Tax Strategy Fund's.
Wellington Management
Other Accounts Managed
The following table sets forth other accounts for which the USAA International Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2020.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets	Other Pooled Investment Vehicles # of Accts Total Assets	Other Accounts # of Accts Total Assets	Registered Investment Companies # of Accts Total Assets	Other Pooled Investment Vehicles # of Accts Total Assets	Other Accounts # of Accts Total Assets
USAA International Fund
James H. Shakin	X / $	X / $	X / $	--	X / $	X / $
Andrew M. Corry	X / $	X / $	X / $	--	X / $	X / $
Conflicts of Interest: Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. With the exception of Messrs. McCormack and Griffin, the Investment Professionals listed in the chart above also manage accounts, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation: Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended May 31, 2020.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals also may be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Shakin and Corry are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
USAA International Fund	MSCI EAFE Index
Portfolio Ownership: As of the fiscal year ended May 31, 2020, no portfolio managers of Wellington Management beneficially owned any shares of the USAA International Fund.
Portfolio Holdings Disclosure
The Trust’s Board has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each USAA Mutual Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the USAA Mutual Funds, the general policy of the USAA Mutual Funds is not to disclose any portfolio holdings of the USAA Mutual Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-PORT (i.e., fund portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:
•    Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the USAA Mutual Fund (e.g., auditors, attorneys, and Access Persons under the Victory Capital Code of Ethics);
•    Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);
•    As disclosed in this SAI; and
•    As required by law or a regulatory body.
If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the USAA Mutual Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the USAA Mutual Fund must have a legitimate business purpose for doing so, and neither the USAA Mutual Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the USAA Mutual Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a USAA Mutual Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the USAA Mutual Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.
Each USAA Mutual Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. Each USAA Mutual Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) custodians and tax service providers (e.g., Citibank, N.A.); (4) securities lending agents (e.g., Citibank); (5) proxy voting and class action filing agents (ISS); (6) trade analytic consultants (e.g., Markit); (7) financial statement service providers (e.g., V.G. Reed & Sons, Inc., Toppan Merrill, and Donnelley Financial Solutions); (8) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Inc., Factset, Bloomberg Finance LP); (9) pricing vendors (e.g., S&P, JJ Kenney & Co., Thompson Financial/Reuters, ValueLine, Yield Book, and IDC) and (10) platform vendors, ICE Data Pricing & Reference Data LLC (“ICE”), (e.g., Charles River and Sungard (Dataware Solutions)) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified nationally recognized statistical rating organizations and executing broker dealers.
Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a USAA Mutual Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the USAA Mutual Funds’ Chief Compliance Officer (“CCO”), or USAA Mutual Funds Legal Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to the Board at each quarterly meeting about (i) any determinations made by the CCO or USAA Mutual Funds Legal Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.
Each Fund intends to post its annual and semiannual reports and quarterly schedules of portfolio holdings on usaa.com (which typically occurs approximately 60 days after the end of each fiscal quarter). Each Fund intends to post its quarterly portfolio holdings on usaa.com (which typically occurs approximately 15 calendar days after each calendar quarter and five days in the case of money market funds). The USAA Treasury Money Market Trust will post information relating to its portfolio holdings on usaa.com five business days after the end of each month and will keep such information on the website for six months thereafter. In addition, each Fund except the USAA Cornerstone Conservative and USAA Cornerstone Equity Funds, which do not publish top 10 holdings, intends to post its top 10 holdings on usaa.com 10 days following the end of each month. Effective April 30, 2019, the Funds ceased disclosing their holdings on Form N-Q. Monthly portfolio disclosures are now filed with the SEC on Form N-PORT. Information reported on Form N-PORT for the third month of each Fund’s fiscal quarter will be made publicly available 60 days after the end of the Fund’s fiscal quarter.
Approximately 31 days after the end of each month, each Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, S&P, and Morningstar.
For the last month of each quarter, after each Fund's top holdings are made available on usaa.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, S&P, Thomson Financial, and Value Line.

In order to address potential conflicts of interest between the interests of each USAA Mutual Fund’s shareholders, on the one hand, and the interests of the USAA Mutual Funds’ Manager, principal underwriter, or certain affiliated persons, on the other, the USAA Mutual Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about each USAA Mutual Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Mutual Funds Legal Counsel, and then reported to the Board, including the Independent Trustees.
General Information
Counsel
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectuses.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 111 West Houston Street, Suite 1901, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund.
Appendix A – Long-Term and Short-Term Debt Ratings
1. Long-Term Debt Ratings:
Moody’s Investors Service, Inc. (Moody’s)
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings (S&P)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligation only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
Plus (+) or Minus (-): The ratings from “AA to CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
2. Short-Term Debt Ratings:
Moody’s Municipal Obligations
MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Moody’s Demand Obligations
VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Moody’s Corporate and Government
Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability to repay short-term debt obligations.
Prime-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay short-term debt obligations.
Prime-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability to repay short-term obligations.
NP	Not Prime. Issues do not fall within any of the Prime rating categories.
S&P Municipal
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
S&P Corporate and Government
A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and is being used by Victory Capital and its affiliates under license.
06088-1020

USAA MUTUAL FUNDS TRUST
PART C. OTHER INFORMATION
Exhibits
USAA Mutual Funds Trust Third Amended and Restated Master Trust Agreement dated September 22, 2015, is incorporated herein by reference to Exhibit (a)(i) of Post-Effective Amendment No. 127 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on July 28, 2016 (hereinafter referred to as PEA 127).
USAA Mutual Funds Trust Fourth Amended and Restated Master Trust Agreement dated February 25, 2016, is incorporated herein by reference to Exhibit (a)(ii) of PEA 127.
Second Amended and Restated By-Laws dated September 22, 2015, is incorporated herein by reference to Exhibit (b)(i) of PEA 127.
Investment Advisory Agreement between USAA Mutual Funds Trust and Victory Capital Management Inc. (“VCM”) is incorporated herein by reference to Exhibit (D) of Post-Effective Amendment No. 166 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on July 1, 2019 (hereinafter referred to as PEA 166).
Investment Subadvisory Agreement between VCM and Loomis Sayles dated July 1, 2019, is incorporated herein by reference to Exhibit (D) of Post-Effective Amendment No. 174 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on November 27, 2019, (hereinafter referred to as PEA 174).
Investment Subadvisory Agreement between VCM and MFS dated July 1, 2019, is incorporated herein by reference to Exhibit (D) of PEA 174.
Investment Subadvisory Agreement between VCM and Wellington Management dated July 1, 2019, is incorporated herein by reference to Exhibit (D) of PEA 174.
Investment Subadvisory Agreement between VCM and Granahan Investment Management, Inc. dated July 1, 2019, is incorporated herein by reference to Exhibit (d) of PEA 174.
Investment Subadvisory Agreement between VCM and Lazard Asset Management dated July 1, 2019, is incorporated herein by reference to Exhibit (D) of PEA 174.
Investment Subadvisory Agreement between VCM and ClariVest Asset Management LLC dated July 1, 2019, is incorporated herein by reference to Exhibit (D) of PEA 174.
Investment Subadvisory Agreement between VCM and Northern Trust Investments, N.A. dated July 1, 2019, is incorporated herein by reference to Exhibit (D) of PEA 174.
Letter Agreement Advisory Fee Waiver for Managed Allocation Fund is incorporated herein by reference to Exhibit (D) of Post-Effective Amendment No. 168 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on July 29, 2019 (hereinafter referred to as PEA 168).
Distribution Agreement between USAA Mutual Funds Trust and Victory Capital Advisers, Inc. is incorporated herein by reference to Exhibit (E) of PEA 166.
Global Custodial Services Agreement USAA Mutual Funds Trust is incorporated herein by reference to Exhibit (G) of PEA 166.
Transfer Agency Agreement is incorporated herein by reference to Exhibit (H) of PEA 166.
Amendment No. 1 to Transfer Agency Agreement is incorporated herein by reference to Exhibit (H) of Post-Effective Amendment No. 181 to Registrant’s Registration on Form N-1A (File No. 811-7852), electronically filed with the SEC on June 29, 2020 (hereinafter referred to as PEA 181).
Fund Administration, Servicing and Accounting Agreement is incorporated herein by reference to Exhibit (H) of PEA 166.
Amendment No. 1 to Fund Administration, Servicing and Accounting Agreement is incorporated herein by reference to Exhibit (H) of PEA 181.
Agreement and Plan of Conversion and Termination with respect to USAA Mutual Fund, Inc. is incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on September 29, 2006 (hereinafter referred to as PEA 21).
Agreement and Plan of Conversion and Termination with respect to USAA Investment Trust is incorporated herein by reference to Exhibit (h)(iv) of PEA 21.
Agreement and Plan of Conversion and Termination with respect to USAA Tax Exempt Fund, Inc. is incorporated herein by reference to Exhibit (h)(v) of PEA 21.
Global Securities Lending Agency Agreement dated February 14, 2017, is incorporated herein by reference to Exhibit (H)(XXX) of Post-Effective Amendment No. 148 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on November 27, 2017 (hereinafter referred to as PEA 148).
Amendment No. 1 to Global Lending Agency Agreement dated August 10, 2017, is incorporated herein by reference to Exhibit (H)(XXXI) of PEA 148.

Amendment No. 2 to Global Lending Agency Agreement dated October 19, 2017, Amendment No. 1 to Global Lending Agency Agreement dated August 10, 2017, is incorporated herein by reference to Exhibit (H)(XXXII) of PEA 148.
Expense Limitation Agreement is incorporated herein by reference to Exhibit (H) of PEA 166.
Amendment No. 1 to the Expense Limitation agreement is incorporated here by reference to Exhibit (h) of Post-Effective Amendment No. 177 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on April 28, 2020 (hereinafter referred to as PEA 177).
Revised Schedule A to the Expense Limitation Agreement dated July 1, 2019, as revised June 11, 2020, is incorporated herein by reference to Exhibit 13 to Registrants Registration Statement on Form N14 electronically filed with the SEC on June 22, 2020.
Opinion and Consent of Counsel with respect to the USAA Mutual Funds Trust May 31 fiscal year end funds and all relevant share classes (filed by amendment).
Opinion and Consent of Counsel with respect to the USAA Mutual Funds Trust July 31 fiscal year end funds is incorporated herein by reference to Exhibit (I) of PEA 174.
Opinion and Consent of Counsel with respect to the USAA Mutual Funds Trust December 31 fiscal year end funds and all relevant share classes is incorporated herein by reference to Exhibit (I) of PEA 177.
Opinion and Consent of Counsel with respect to the USAA Mutual Funds Trust March 31 fiscal year end funds and all relevant share classes is incorporated herein by reference to Exhibit (I) of PEA 168.
Opinion and Consent of Counsel with respect to Extended Market Index Fund, Nasdaq-100 Fund, and 500 Index Fund and all relevant share classes is incorporated herein by reference to Exhibit (I) of PEA 166.
Opinion and Consent of Counsel is incorporated herein by reference to Exhibit (I) of PEA 181.
Consent of Independent Registered Public Accounting Firm with respect to the USAA Mutual Funds Trust 5/31 fiscal year end funds (filed by amendment).
Consent of Independent Registered Public Accounting Firm with respect to the USAA Mutual Funds Trust July 31 fiscal year end funds is incorporated herein by reference to Exhibit (J) of PEA 174.
Consent of Independent Registered Public Accounting Firm with respect to the USAA Mutual Funds Trust December 31 fiscal year end funds is incorporated herein by reference to Exhibit (j) of PEA 177.
Consent of Independent Registered Public Accounting Firm is incorporated herein by reference to Exhibit (J) of PEA 181.
Subscriptions and Investment Letters
Subscription and Investment Letter for Global Opportunities Fund is incorporated herein by reference to Exhibit (l) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on September 26, 2008 (hereinafter referred to as PEA 40).
Subscription and Investment Letter for Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund is incorporated herein by reference to Exhibit (l) of PEA 40.
Subscription and Investment Letter for Managed Allocation Fund is incorporated herein by reference to Exhibit (L) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on February 26, 2010.
Subscription and Investment Letter for Ultra Short-Term Bond Fund and Real Return Fund is incorporated herein by reference to Exhibit (L) of Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on November 24, 2010.
Subscription and Investment Letter for Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund is incorporated herein by reference to Exhibit (L) of Post-Effective Amendment No. 78 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on July 27, 2012.
Subscription and Investment Letter for Flexible Income Fund (Fund Shares, Adviser Shares and Institutional Shares) and Target Retirement 2060 Fund dated July 12, 2013, is incorporated herein by reference to Exhibit (L) of Post-Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on July 26, 2013.
Subscription and Investment Letter for Target Managed Allocation Fund and Global Equity Income Fund (Fund Shares and Institutional Shares) dated August 7, 2015, is incorporated herein by reference to Exhibit (L) of Post-Effective Amendment No. 124 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on April 29, 2016.
12b-1 Plans is incorporated herein by reference to Exhibit (M) of Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on May 28, 2010.
Amended Schedule A Pursuant to 12b-1 Plans. 12b-1 Plans is incorporated herein by reference to Exhibit (M) of Post-Effective Amendment No. 155 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on August 15, 2018 (hereinafter referred to as PEA 155).

Amended and Restated Distribution and Service Plan Class A Shares is incorporated herein by reference to Exhibit (M) of PEA 181.
Distribution and Service Plan Class C Shares is incorporated herein by reference to Exhibit (M) of PEA 181.
18f-3 Plans
Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 USAA Mutual Funds Trust (500 Index Fund) is incorporated herein by reference to Exhibit (n)(i) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on April 29, 2009.
Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 USAA Mutual Funds Trust is incorporated herein by reference to Exhibit (N) of PEA 155.
Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 is incorporated herein by reference to Exhibit (N) of PEA 181.
Code of Ethics
Victory Capital Management Inc., Effective July 1, 2019, is incorporated herein by reference to Exhibit (P) of PEA 174.
Northern Trust Investments dated April 1, 2016, is incorporated herein by reference to Exhibit (p)(ii) of PEA 127.
Wellington Management Company LLP dated April 30, 2017, is incorporated herein by reference to Exhibit (P) of Post-Effective Amendment No. 143 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on July 28, 2017.
Loomis, Sayles & Company, L.P. dated April 18, 2018 is incorporated herein by reference to Exhibit (P)(V) of Post-Effective Amendment No. 158 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on September 27, 2018 (hereinafter referred to as PEA 158).
MFS Investment Management dated April 30, 2018, is incorporated herein by reference to Exhibit (P)(VII) of PEA 158.
Granahan Investment Management, Inc., October 25, 2013, is incorporated herein by reference to Exhibit (P) of Post-Effective Amendment No. 101 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on July 27, 2014.
Lazard Asset Management dated April 1, 2016, is incorporated herein by reference to Exhibit (p)(xv) of PEA 127
Powers of Attorney
Powers of Attorney for Christopher K. Dryer, Michael Reimherr, Robert L. Mason, Barbara B. Ostdiek, Paul L. McNamara, Dawn M. Hawley, Jefferson C. Boyce, Richard Y. Newton, III, Daniel S. McNamara, and James K. De Vries dated June 13, 2019, is incorporated herein by reference to Exhibit (Q) of PEA 166.
Power of Attorney for David C. Brown dated July 10, 2019, is incorporated herein by reference to Exhibit (Q) of PEA 168.
Power of Attorney for John C. Walters dated September 25, 2019, is incorporated herein by reference to Exhibit (Q) of Post-Effective Amendment No. 171 to Registrant's Registration Statement on Form N-1A (File No. 811-7852), electronically filed with the SEC on September 27, 2019 (hereinafter referred to as PEA No. 171).
Item 29.    Persons Controlled by or Under Common Control with the Fund
Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned “Trustees and Officers of the Trust” in the Statement of Additional Information (“SAI”).
Item 30.    Indemnification
Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:
(a)	The Trustee and Officer Liability Policy. This policy covers all losses incurred by the Registrant, its adviser, and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error, or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940, as amended (the “1940 Act”) or the Securities Act of 1933 (the “Securities Act”).
(b)	Indemnification Provisions under Agreement and Declaration of Trust. Under Article VI of the Registrant’s Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant’s request as directors, officers, or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director, or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.
Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the Registrant’s Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31.    Business and Other Connections of the Investment Adviser
Information pertaining to business and other connections of the Registrant’s investment adviser is hereby incorporated by reference to the section of the Prospectus captioned “Fund Management” and to the section of the SAI captioned “Trustees and Officers of the Trust.”
With respect to certain funds of the Registrant, Victory Capital Management Inc. currently engages the following subadvisers:
(a)	Wellington Management Company LLP (“Wellington Management”), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Science & Technology Fund, Small Cap Stock Fund, and International Fund. The information required by this Item 31 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management’s current Form ADV as amended and filed with the SEC.
(b)	Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund. The information required by this Item 31 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles’ current Form ADV as amended and filed with the SEC.

(c)	MFS Investment Management (“MFS”), located at 111 Huntington, Boston, Massachusetts 02199, serves as a subadviser to the World Growth Fund. The information required by this Item 31 with respect to each director and officer of MFS is incorporated herein by reference to MFS’s current Form ADV as amended and filed with the SEC and is incorporated herein by reference.
(d)	Granahan Investment Management, Inc. (“Granahan”), located at 404 Wyman St. Suite 270, Waltham MA 02451, serves as a subadviser to the Small Cap Stock Fund. The information required by this Item 31 with respect to each director and officer of Granahan is incorporated herein by reference to Granahan’s current Form ADV as amended and filed with the SEC.
(e)	Lazard Asset Management (“Lazard”), located at 30 Rockefeller Plaza, New York, New York 10112-6300, serves as a subadviser to the Emerging Markets Fund and International Fund. The information required by this Item 31 with respect to each director and officer of Lazard is incorporated herein by reference to Lazard’s current Form ADV as amended and filed with the SEC.
(f)	Northern Trust Investments, N.A. (“NTI”), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax Strategy Fund. The information required by this Item 31 with respect to each director and officer of NTI is incorporated herein by reference to NTI’s current Form ADV as amended and filed with the SEC.
Item 32.    Principal Underwriters
(a)	Victory Capital Services, Inc. (“VCS”) acts as principal underwriter and distributor of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting services.
(b)	Following is information concerning directors and executive officers of VCS.

Name and Principal	Business Address	Position and Offices with VCS	Position and Offices with Registrant
David C. Brown	4900 Tiedeman Rd Brooklyn, OH 44144	Director	Trustee
Michael D. Policarpo, II	4900 Tiedeman Rd Brooklyn, OH 44144	Director	None
Susan Woodward	4900 Tiedeman Rd Brooklyn, OH 44144	Chief Compliance Officer	None
Christopher Dyer	4900 Tiedeman Rd Brooklyn, OH 44144	Chief Operations Officer	President
Nina Gupta	4900 Tiedeman Rd Brooklyn, OH 44144	Director, Chief Legal Officer and Secretary	None
Donald Inks	4900 Tiedeman Rd Brooklyn, OH 44144	President and Principal Operations Officer	None
Christopher Ponte	4900 Tiedeman Rd Brooklyn, OH 44144	Principal Financial Officer, Treasurer	None
(c) Not Applicable
Item 33.    Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the 1940 for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.
Victory Capital Management Inc. 15935 La Cantera Pkwy, Building Two San Antonio, Texas 78256	Citibank, N.A. 388 Greenwich St. New York, NY 10013
Victory Capital Services, Inc. 4900 Tiedeman Road Brooklyn, Ohio 44144

Wellington Management Company LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Science & Technology Fund, Small Cap Stock Fund, and International Fund)
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund)
MFS Investment Management
111 Huntington Avenue
Boston, Massachusetts 02199
(records relating to its functions as a subadviser with respect to the World Growth Fund)
Granahan Investment Management, Inc.
275 Wyman St. Suite 270
Waltham, MA 02451
(records relating to its functions as a subadviser with respect to the Small Cap Stock Fund)
Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112-6300
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund and International Fund)
Northern Trust Investments, Inc.
50 S. LaSalle Street
Chicago, Illinois 60603
(records relating to its functions as a subadviser with respect to the Growth and Tax Strategy Fund)
Item 34.    Management Services
Not Applicable.
Item 35.    Undertakings
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of San Antonio, and state of Texas, on the 31st day of July 2020.
USAA Mutual Funds Trust
By: *

Christopher K. Dryer
President
Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.
(Signature)	(Title)	(Date)
*Christopher K. Dryer	President (Principal Executive Officer)	August 31, 2020
* James K. De Vries	Treasurer (Principal Financial and Accounting Officer)	August 31, 2020
* Daniel S. McNamara	Chairman of the Board of Trustees	August 31, 2020
* David C. Brown	Trustee	August 31, 2020
* Robert L. Mason	Trustee	August 31, 2020
* Dawn M. Hawley	Trustee	August 31, 2020
* Jefferson C. Boyce	Trustee	August 31, 2020
* Paul L. McNamara	Trustee	August 31, 2020
* Richard Y. Newton III	Trustee	August 31, 2020
* Barbara B. Ostdiek	Trustee	August 31, 2020
* Michael F. Reimherr	Trustee	August 31, 2020
* John C. Walters	Trustee	August 31, 2020
*By : Erin G. Wagner

*	Erin G. Wagner, under the Powers of Attorney dated June 13, 2019, July 10, 2019, and September 25, 2019, incorporated herein and filed under Post-Effective Amendment Nos. 166, 168, and 171 with the Securities and Exchange Commission on July 1, 2019, July 29, 2019, and September 27, 2019.